Registration Nos. 333-109483

811-21438

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

Post-Effective Amendment No. 11 to

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT R

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 26, 2008.

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-109483
May 1, 2008

THE GUARDIAN INVESTOR

ASSET BUILDER

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, along with the accompanying Fund prospectuses, and keep them for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account R (the Separate Account). The contract is designed to provide tax deferred annuity benefits under retirement programs. It will also pay a death benefit if the annuitant or the owner dies before annuity payments begin.

The minimum initial premium payment is $2,000. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. The prospectuses for these Funds accompany this prospectus.

•	RS Variable Products Trust
–	RS Core Equity VIP Series
–	RS S&P 500 Index VIP Series
–	RS Asset Allocation VIP Series
–	RS High Yield Bond VIP Series
–	RS Low Duration Bond VIP Series
–	RS Large Cap Value VIP Series
–	RS Partners VIP Series
–	RS Small Cap Core Equity VIP Series
–	RS International Growth VIP Series
–	RS Emerging Markets VIP Series
–	RS Investment Quality Bond VIP Series
–	RS Mid Cap Opportunities VIP Series
–	RS Global Natural Resources VIP Series
–	RS Value VIP Series
–	RS Equity Dividend VIP Series
–	RS Technology VIP Series (formerly The Information Age VIP Series)
–	RS Money Market VIP Series
•	AIM Variable Insurance Funds (Series II Shares)
–	AIM V.I. Capital Appreciation Fund
–	AIM V.I. Basic Value Fund
–	AIM V.I. Government Securities Fund
–	AIM V.I. Mid Cap Core Equity Fund
–	AIM V.I. Core Equity Fund
•	The Alger American Fund
–	Alger American Capital Appreciation Portfolio (formerly Alger American Leveraged AllCap Portfolio) (Class S Shares)
•	AllianceBernstein (Class B)
–	AllianceBernstein Real Estate Investment Portfolio
–	AllianceBernstein Value Portfolio
–	AllianceBernstein Growth & Income Portfolio
–	AllianceBernstein Large Cap Growth Portfolio
–	AllianceBernstein Global Technology Portfolio
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Balanced Portfolio
–	Fidelity VIP Contrafund Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Growth Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Rising Dividends Securities Fund
–	Franklin Small Cap Value Securities Fund
–	Templeton Growth Securities Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	MFS® Variable Insurance TrustSM (Service Class)
–	MFS Research Bond Series
–	MFS Core Equity Series
–	MFS Growth Series (formerly MFS Emerging Growth Series)
–	MFS Investors Trust Series
–	MFS New Discovery Series
–	MFS Strategic Income Series
–	MFS Total Return Series
•	Value Line Centurion Fund
•	Value Line Strategic Asset Management Trust
•	Van Kampen Life Investment Trust (Class II Shares)
–	Van Kampen Life Investment Trust Government Portfolio
–	Van Kampen Life Investment Trust Growth and Income Portfolio

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 109 of this prospectus.

The Statement of Additional Information, which is dated May 1, 2008 is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC. This prospectus is not valid without the prospectuses for the Funds.

SUMMARY

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments from the amount you have saved and any investment earnings. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 52 investment divisions, corresponding to 52 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

Payout options

Annuity payout options are available on either a variable or fixed-rate basis.

•	Life annuity without a guaranteed period

•	Life annuity with a guaranteed period

•	Joint and survivor annuity

•	Payments to age 100

•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. You also have the option of purchasing one of three enhanced death benefit riders that may provide a greater death benefit. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase other riders to provide additional benefits. DecadeSM, the living

SUMMARY	PROSPECTUS	1

benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant’s death if your contract earnings exceed your adjusted premium payments. The guaranteed minimum income benefit rider establishes a guaranteed income base that can be used to provide a guaranteed minimum income annuity benefit regardless of the investment performance of the contract. The guaranteed minimum withdrawal benefit rider provide a guaranteed minimum withdrawal amount regardless of the investment performance of the contract. Please note that if you choose the living benefit rider or one of the guaranteed minimum withdrawal benefit riders you must invest your premium payments and contract value in accordance with the allocation models described in those riders. In addition, if you choose one of the guaranteed minimum withdrawal benefit riders, withdrawals in excess of the guaranteed withdrawal amount and/or lifetime withdrawal amount provided for under these riders can have adverse consequences. Please refer to Other contract features for more information.

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. A contingent deferred sales charge may apply to both surrenders and partial withdrawals. Once annuity payments begin, surrenders and partial withdrawals are only available with the Payments to age 100 or the Payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract are estimated to be from 0.55% to 3.59% in 2008, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.25% annually of the net asset value of your variable investment options.

•	Administrative expenses

0.20% annually of the net asset value of your variable investment options.

•	Contract fee

An annual fee of $35, if the accumulation value in your contract is less than $100,000 on your contract’s anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of 2% to 8% against any amount that you withdraw that has been in your contract for less than seven years. The actual amount will depend on the number of years the amount has been invested.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is 0.20%, 0.25% or 0.30% of the net asset value of your variable investment options, depending on the rider chosen.

•	Living benefit rider expense

If you choose this rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•	Earnings benefit rider expense

If you choose this rider, you will pay a daily charge at an annual rate of 0.25% of the net asset value of your variable investment options.

•	Guaranteed minimum income benefit rider expense

If you choose this rider, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider.

2	PROSPECTUS	SUMMARY

•	Guaranteed minimum withdrawal benefit rider expense

If you choose one of these riders, you will pay an annual charge of 0.60% (Lifetime Focus – New York version and Lifetime Asset Access), 0.65% (Lifetime Focus – single version), 0.75% (Spousal Asset Access) or 0.85% (Lifetime Focus – spousal version) of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the rider chosen. These charges are current charges for these riders, not maximum charges.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose Fixed Annuity Payments to Age 100, Variable Annuity Payments to Age 100 or Payments for a Period Certain as an annuity payout option and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement. You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period. If you exercise this free-look privilege, and you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. The period may be longer than 10 days in some states. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

Free-look period

You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information –Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options. Premium taxes may apply.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge	8% declining annually[1]
Number of contract years completed from the date of premium payment	Contingent deferred sales charge percentage
0	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7+	0% and thereafter
Transfer Fee:	$25 for each transfer (currently, none)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. You may withdraw in each contract year, without a deferred sales charge, a sum equal to the following: (i) the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus (ii) 10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

4	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued on or after December 26, 2006 – available in New York state only)	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

	Contracts with no rider benefits	Contracts with 7 yr EDB	Contracts with CAEDB	Contracts with GMDB	Contracts with LB or EB	Contracts with LB and EB	Contracts with 7 yr EDB and LB or EB	Contracts with 7 yr EDB LB and EB	Contracts with CAEDB and LB or EB	Contracts with CAEDB LB and EB	Contracts with GMDB and LB or EB	Contracts with GMDB, LB and EB
Mortality & Expense Risk Charge	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
• Charges for Additional Riders
– 7 year Enhanced Death Benefit (7yr EDB)	0.00%	0.20%	0.00%	0.00%	0.00%	0.00%	0.20%	0.20%	0.00%	0.00%	0.00%	0.00%
– Contract Anniversary Enhanced Death Benefit (CAEDB)	0.00%	0.00%	0.25%	0.00%	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.00%	0.00%
– Guaranteed Minimum Death Benefit (GMDB)	0.00%	0.00%	0.00%	0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%	0.30%
– Living Benefit (LB)}	0.00%	0.00%	0.00%	0.00%	0.25%	0.50%	0.25%	0.50%	0.25%	0.50%	0.25%	0.50%
– Earnings Benefit (EB)
Subtotal Other Separate Account Fees	0.20%	0.40%	0.45%	0.50%	0.45%	0.70%	0.65%	0.90%	0.70%	0.95%	0.75%	1.00%
Total Separate Account Level Annual Expenses	1.45%	1.65%	1.70%	1.75%	1.70%	1.95%	1.90%	2.15%	1.95%	2.20%	2.00%	2.25%

FEES FOR OPTIONAL BENEFITS DEDUCTED FROM ACCUMULATION VALUE

Annual Lifetime Focus Guaranteed Minimum Withdrawal Benefit (Single Version) Rider Fee:	1.25% of adjusted guaranteed withdrawal balance (maximum)††
0.65% (0.60% in New York state) of adjusted guaranteed withdrawal balance (current)††

Annual Lifetime Asset Access Guaranteed Minimum Withdrawal Benefit Rider Fee:	1.00% of adjusted guaranteed withdrawal balance (maximum)††
0.60% of adjusted guaranteed withdrawal balance (current)††

Annual Lifetime Focus Guaranteed Minimum Withdrawal (Spousal Version) Rider Fee:	1.25% of adjusted guaranteed withdrawal balance (maximum)††
0.85% of adjusted guaranteed withdrawal balance (current)††

Annual Spousal Asset Access Guaranteed Minimum Withdrawal Benefit Rider Fee:	1.25% of adjusted guaranteed withdrawal balance (maximum)††
0.75% of adjusted guaranteed withdrawal balance (current)††
††	The current charge for this rider is 0.60%, 0.65%, 0.75% or 0.85%, depending on the rider chosen. We reserve the right to increase the charge to a maximum of 1.00% or 1.25%, depending on the rider chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract. The definition of “adjusted guaranteed withdrawal balance” for Lifetime Asset Access and Spousal Asset Access is the last contract anniversary’s guaranteed withdrawal balance increased for any subsequent step-ups and premium payments. The definition of “adjusted guaranteed withdrawal balance” for Lifetime Focus is the greater of the total premium payments made under the contract or the current guaranteed withdrawal balance. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information.

EXPENSE TABLES	PROSPECTUS	5

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)**	0.35%	3.59%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

**	“Total Annual Underlying Mutual Fund Operating Expenses” are estimated expenses for the fiscal year ending December 31, 2008.

6	PROSPECTUS	EXPENSE TABLES

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum and (b) minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Chart 1. Chart 1 assumes you select the Basic Contract with the Guaranteed Minimum Death Benefit and the spousal version of the Lifetime Focus Guaranteed Minimum Withdrawal Benefit Riders, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $1,466	(a) $2,594	(a) $3,716	(a) $6,591
(b) $1,142	(b) $1,649	(b) $2,193	(b) $3,832

Chart 2. Chart 2 assumes you select the Basic Contract with the Guaranteed Minimum Death Benefit and the spousal version of the Lifetime Focus Guaranteed Minimum Withdrawal Benefit Riders, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $680	(a) $2,027	(a) $3,354	(a) $6,591
(b) $342	(b) $1,049	(b) $1,793	(b) $3,832

Chart 3. Chart 3 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $1,359	(a) $2,271	(a) $3,174	(a) $5,490
(b) $1,024	(b) $1,288	(b) $1,574	(b) $2,495

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $564	(a) $1,682	(a) $2,787	(a) $5,490
(b) $224	(b) $ 688	(b) $1,174	(b) $2,495

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	7

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $10 billion as of December 31, 2007. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2007, Guardian Life had total assets (GAAP basis) in excess of $45 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

8	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the annuitant is over 85 years of age. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000. If your contract is issued in Massachusetts, we will not accept premium payments after the annuitant’s 81st birthday. Also, some restrictions on premium payments apply if you purchase one of the GMWB riders. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders for further information.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	9

THE ACCUMULATION PERIOD

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular business day in good order.

If we receive your payment on a non-business day, or after our close, we will normally credit it on the next business day. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

10	PROSPECTUS	ACCUMULATION PERIOD

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account R, to receive and invest your premium payments in the variable investment options. The Separate Account has 52 investment divisions, corresponding to the 52 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 12, 2003. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

ACCUMULATION PERIOD	PROSPECTUS	11

Variable

investment options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed rate option at any time.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed rate option at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. However, if you elect one of the Guaranteed Minimum Withdrawal Benefit riders, you must invest all of your premium payments and the contract accumulation value in one of the specified asset allocation models. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

12	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

	Investment objectives	Typical investments
RS Core Equity VIP Series	Long-term capital appreciation	Large cap growth and value stocks
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Common stocks of companies in the S&P Index, which emphasizes large U.S. companies
RS Asset Allocation VIP Series	Long-term total investment return consistent with moderate investment risk.	Shares of RS S&P 500 Index VIP Series, the RS Core Equity VIP Series, the RS Investment Quality Bond VIP Series, and the RS Money Market VIP Series. The Series also may invest in individual securities.
RS High Yield Bond VIP Series	Current income; capital appreciation is a secondary objective	Corporate bonds and other debt securities rated below investment grade
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series	To maximize total return, consisting of capital appreciation and current income	Equity securities issued by companies with large market capitalization at the time of purchase
RS Partners VIP Series	Long-term growth	Principally, equity securities of companies with market capitalizations up to $3 billion that the adviser believes to be undervalued.
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital	U.S. dollar-denominated, high-quality, short-term instruments
RS International Growth VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies
RS Emerging Markets VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies
RS Small Cap Core Equity VIP Series	Long-term capital appreciation	Common stocks of companies with small market capitalization
RS MidCap Opportunities VIP Series	Long-term capital growth	Equity securities of mid cap companies
RS Global Natural Resources VIP Series	Long-term capital appreciation	Equity securities of issuers in natural resources industries
RS Value VIP Series	Long-term capital appreciation	Equity securities that the adviser believes are undervalued

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options

	Investment objectives	Typical investments
RS Equity Dividend VIP Series	Both current income and long-term capital appreciation	Diversified portfolio of dividend paying common stocks
RS Technology VIP Series	Long-term capital appreciation	Equity securities of issuers in the technology sector
AIM V.I. Capital Appreciation Fund	Growth of capital	Common stocks
AIM V.I. Basic Value Fund	Long-term growth of capital	Equity securities of U.S. issuers that have market capitalizations of greater than $500 million and are believed to be undervalued in relation to long-term earning power or other factors
AIM V.I. Government Securities Fund	Achieve a high level of current income consistent with reasonable concern for safety of principal	Debt securities issued, guaranteed or otherwise backed by the U.S. government
AIM V.I. Mid Cap Core Equity Fund	Long-term growth of capital	Equity securities, including convertible securities, of mid-cap companies
AIM V.I. Core Equity Fund	Growth of capital	Equity securities including convertible securities of established companies
Alger American Capital Appreciation Portfolio	Long-term capital appreciation	Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the adviser believes demonstrate promising growth potential
AllianceBernstein Real Estate Investment Portfolio	Total return from long-term growth of capital and from income	Equity securities of real estate investment trusts or “REITS” and other real estate industry companies
AllianceBernstein Value Portfolio	Long-term growth of capital	Diversified portfolio of equity securities
AllianceBernstein Growth & Income Portfolio	Long-term growth of capital	Equity securities of U.S. companies that the adviser believes are undervalued
AllianceBernstein Large Cap Growth Portfolio	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Global Technology Portfolio	Long-term growth of capital	Securities of companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvement
Davis Financial Portfolio	Long-term growth of capital	Common stocks of financial service companies
Davis Real Estate Portfolio	Total return through a combination of growth and income	Securities issued by companies that are “principally engaged” in the real estate industry
Davis Value Portfolio	Long-term growth of capital	Equity securities issued by companies with at least $10 billion market capitalization
Fidelity VIP Balanced Portfolio	Income and capital growth consistent with reasonable risk	Balance between stocks, bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

	Investment objectives	Typical investments
Fidelity VIP Contrafund Portfolio	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued
Fidelity VIP Equity-Income Portfolio	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceed the composite yield on the S&P 500 Index.®	Income-producing equity securities
Fidelity VIP Growth Portfolio	Capital appreciation	Common stocks of companies believed to have above-average growth potential
Fidelity VIP Investment Grade Bond Portfolio	High level of current income consistent with the preservation of capital	U.S. dollar-denominated investment grade bonds
Fidelity VIP Mid Cap Portfolio	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign
Franklin Rising Dividends Securities Fund	Long-term capital appreciation, with preservation of capital an important consideration	At least 80% in companies that have paid rising dividends; predominantly in equity securities
Franklin Small Cap Value Securities Fund	Long-term total return	At least 80% in small capitalization companies; predominantly in equity securities
Gabelli Capital Asset Fund	Growth of capital; current income as a secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.
MFS Research Bond Series	Total return with an emphasis on current income, but also considering capital appreciation	Fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities
MFS Core Equity Series	Capital appreciation	Common stocks and related securities such as preferred stocks, convertible securities and depository receipts for these securities
MFS Growth Series	Capital appreciation	Invests in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures
MFS Investors Trust Series	Capital appreciation	Common stocks and related securities, such as preferred stock, convertible securities, and depository receipts issued by U.S. and foreign companies
MFS New Discovery Series	Capital appreciation	Equity securities of emerging growth companies that offer superior prospects for growth, both U.S. and foreign
MFS Strategic Income Series	Total return with an emphasis on high current income, but also considering capital appreciation	U.S. and foreign government securities corporate bonds and mortgage-backed and asset-backed securities

ACCUMULATION PERIOD	PROSPECTUS	15

Variable investment options

	Investment objectives	Typical investments
MFS Total Return Series	Total return	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign
Templeton Growth Securities Fund	Long-term capital growth	Equity securities of companies that are located anywhere in the world, including those in the U.S. and emerging markets
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking Systems, bonds and money market instruments
Van Kampen Life Investment Trust Government Portfolio (Class II shares)	High current return consistent with preservation of capital	Debt securities issued by or guaranteed by the U.S. government, its agencies or its instrumentalities
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II shares)	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities)

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include RS Investment Management, MFS Investment Management, Invesco Aim Advisors, Inc., Fred Alger Management, Inc., Fidelity Management & Research Company, Gabelli Funds, LLC, Davis Selected Advisers, LP, Alliance Capital Management LP, Value Line, Inc., Van Kampen Asset Management Inc., and Templeton Global Advisers Limited. This compensation ranges from .15% to .35% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from Invesco Aim, Alger, AllianceBernstein, Fidelity, Franklin Templeton, MFS, RS Investments, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from .08% to .40%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the

16	PROSPECTUS	ACCUMULATION PERIOD

costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and, in our role as an intermediary, for the funds. We may profit from these payments.

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Fund	Investment adviser and principal business address

RS Core Equity VIP Series

RS Partners VIP Series

RS Small Cap Core Equity VIP Series

RS Mid Cap Opportunities VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Equity Dividend VIP Series

RS Technology VIP Series

RS Investment Management Co. LLC 388 Market Street San Francisco, CA 94111
RS S&P 500 Index VIP Series RS Asset Allocation VIP Series RS High Yield Bond VIP Series RS Low Duration Bond VIP Series RS Investment Quality Bond VIP Series RS Money Market VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111
Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Large Cap Value VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago Illinois 60606
RS International Growth VIP Series RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, I Greenside Row Edinburgh, EHI 3AN Scotland
AIM V.I. Capital Appreciation Fund AIM V.I. Basic Value Fund AIM V.I. Government Securities Fund AIM V.I. Mid Cap Core Equity Fund	Invesco Aim Advisors, Inc., and affiliated entities 11 Greenway Plaza – Suite 100 Houston, Texas 77046-1173
AIM V.I. Core Equity Fund
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003

Before investing

Please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

ACCUMULATION PERIOD	PROSPECTUS	17

Fund	Investment adviser and principal business address
AllianceBernstein Real Estate Investment Portfolio AllianceBernstein Value Portfolio AllianceBernstein Growth & Income Portfolio AllianceBernstein Large Cap Growth Portfolio	Alliance Capital Management LP 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein Global Technology Portfolio
Davis Financial Portfolio Davis Real Estate Portfolio Davis Value Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road Suite 101 Tucson, Arizona 85706

Fidelity VIP Balanced Portfolio

Fidelity VIP Contrafund Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Growth Portfolio

Fidelity VIP Investment Grade Bond Portfolio

Fidelity VIP Mid Cap Portfolio

Fidelity Management & Research Company 82 Devonshire Street Boston, Massachusetts 02109
Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund	Franklin Advisory Services, LLC One Parker Plaza Ninth Floor Fort Lee, New Jersey 07024
Gabelli Capital Asset Fund	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
MFS Research Bond Series MFS Core Equity Series MFS Growth Series MFS Investors Trust Series MFS New Discovery Series MFS Strategic Income Series MFS Total Return Series	MFS Investment Management 500 Boylston Street Boston, Massachusetts 02116
Templeton Growth Securities Fund	Templeton Global Advisers Limited Lyford Cay Nassau, Bahamas Templeton Asset Management Limited (Sub-adviser) #7 Temasek Boulevard #38-3 Suntec Tower One Singapore 038987
Value Line Centurion Fund Value Line Strategic Asset Management Trust	Value Line Inc. 220 East 42nd Street New York, New York 10017
Van Kampen Life Investment Trust Government Portfolio Van Kampen Life Investment Trust Growth and Income Portfolio	Van Kampen Asset Management 1221 Avenue of the Americas New York, New York 10020

18	PROSPECTUS	ACCUMULATION PERIOD

Selection of Funds

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses.

When you buy a contract, please note:

•	You can choose up to 20 variable investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

ACCUMULATION PERIOD	PROSPECTUS	19

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. You can allocate all of your net premium payments to this option, subject to the conditions stated below, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate of 3%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and, if you have selected a variable annuity payout option, after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

20	PROSPECTUS	ACCUMULATION PERIOD

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature; amounts that have been in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1/3% of the amount in the fixed-rate option on the applicable contract anniversary date; or

–	$10,000; or

–	(a) multiplied by (b), where:

•	(a) is the total dollar amount transferred from the fixed-rate option in the previous contract year, and

•	(b) is 1.15.

•	Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

•

If you have selected any GMWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, you will receive that day’s unit values. Your telephone transfer instructions will be considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the

ACCUMULATION PERIOD	PROSPECTUS	21

reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

22	PROSPECTUS	ACCUMULATION PERIOD

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies of that fund.

ACCUMULATION PERIOD	PROSPECTUS	23

Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit

24	PROSPECTUS	ACCUMULATION PERIOD

value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. See Contract Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash variable accumulation units from the variable investment divisions on a pro rata basis, unless you instruct us differently. The portion of a partial withdrawal and any applicable deferred sales charges that exceed the value of the variable investment options will be deducted from the fixed-rate option.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

You are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to the sum of the following:

•	the earnings in your contract over the unliquidated premiums that have been in the contract for less than seven contract years on the date of withdrawal; plus

•

10% of premium payments that have been in the contract for less than seven contract years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

This privilege is referred to as the 10% free withdrawal provision. Premiums that are older than seven contract years can be withdrawn without a deferred sales charge.

For the purpose of calculating the deferred sales charge on the unliquidated premiums that have been in the contract for less than seven years:

–	all amounts withdrawn are deemed to be taken out on a first-in-first-out basis, that is, all amounts taken out are deemed to have come first from the oldest premium of the unliquidated premiums that have been in the contract for less than seven years;

–	any free withdrawal amounts taken under the 10% free withdrawal provision will not be considered to be a reduction of the unliquidated premiums that have been in the contract for less than seven years; and

–	partial withdrawals without a deferred sales charge using the excess of the contract value over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal are not considered to be withdrawals of premium payments for purposes of calculating the amount of unliquidated premiums that have been in the contract for less than seven years.

All withdrawal amounts that are not greater than the excess of the accumulation value over the unliquidated premiums that have been in

ACCUMULATION PERIOD	PROSPECTUS	25

Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

the contract for less than seven years on the date of withdrawal will not be considered to have been a withdrawal under the 10% free withdrawal provision.

The 10% free withdrawal provision is not cumulative and is only available on a contract year basis. Any free withdrawal amounts under the 10% free withdrawal provision not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

In the case of a surrender of the contract: (i) the amount that may be withdrawn from the contract without incurring a deferred sales charge is equal to the excess of the accumulation value on the date of surrender over the unliquidated premiums that have been in the contract for less than seven contract years; and (ii) the 10% free withdrawal provision is not applicable.

You may request a schedule of systematic partial withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

In spousal continuation situations, we withdraw all premium payments made prior to spousal continuation, which are not subject to a deferred sales charge, before we withdraw any premium payments made after spousal continuation.

We will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

26	PROSPECTUS	ACCUMULATION PERIOD

Involuntary Surrenders When Contract Value is Less than $2,000

If you have less than $2,000 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Money Market VIP Series investment division or the fixed-rate option, but not from both. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required RS Money Market VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

ACCUMULATION PERIOD	PROSPECTUS	27

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Additionally, we offer programs that provided special rates of interest if you elect dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract is issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. The first transfer occurs on the issue date of the contract. The remaining transfers occur on each monthly contract anniversary until the program’s conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from the RS Money Market VIP Series to any of the available variable investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Money Market VIP Series based on the percentage or dollar amount criteria that you specify.

If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. New York City time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. New York City time or if

28	PROSPECTUS	ACCUMULATION PERIOD

it is submitted on non-business days, the order will be established on the next business day.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. New York City time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. New York City time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

ACCUMULATION PERIOD	PROSPECTUS	29

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contractowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•

If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

30	PROSPECTUS	ACCUMULATION PERIOD

THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 90th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, F-4 or F-5, or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, or another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

ANNUITY PERIOD	PROSPECTUS	31

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3 1/2% or 5%, if allowed by applicable law or regulation, before we start making payments to you. If no choice is made, an effective annual interest rate of 3 1/2% will be used as the assumed investment return.

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

On the annuity commencement date, you may elect to restrict certain rights any beneficiary may have under the contract in the event that the contractowner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

•	name or change any contingent or concurrent beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the contractowner and/or annuitant.

32	PROSPECTUS	ANNUITY PERIOD

We must receive written notice in good order prior to the annuity commencement date that you elect to apply the above restrictions. Once elected, only the contractowner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage of the amount that would have been payable if both annuitants were living, as chosen at the time of election of this option. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin.

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

ANNUITY PERIOD	PROSPECTUS	33

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

If you make a surrender or partial withdrawal during the annuity period under Option V-4 and if we waived the deferred sales charge when the contract proceeds were applied to the Option V-4, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

34	PROSPECTUS	ANNUITY PERIOD

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

•

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

Fixed-Rate Annuity Payout Options

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. It is possible we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments to Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

ANNUITY PERIOD	PROSPECTUS	35

remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of annuity payments will be paid to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage of the amount that would have been payable if both annuitants were living, as chosen at the time of election of this option. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year.

36	PROSPECTUS	ANNUITY PERIOD

Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was

ANNUITY PERIOD	PROSPECTUS	37

to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

38	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

DEATH BENEFITS

If the annuitant you have named dies before the date annuity payments begin, we pay a death benefit unless you have named a contingent annuitant. In that situation, the death benefit is payable prior to the date annuity payments are scheduled to begin upon the death of the later to survive of the annuitant and contingent annuitant. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits upon the death of the annuitant.

If the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes; or

•	the total of all premiums paid, minus an adjusted amount for each partial withdrawal.

The adjusted amount for each partial withdrawal is determined by:

(a)	dividing the amount of each partial withdrawal, including any applicable deferred sales charges and annuity taxes, by the accumulation value of the contract immediately before that withdrawal; and

(b)	multiplying the result of (a) by the death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

For annuitants aged 80 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes.

If you and the annuitant are not the same person, and you (or any owner) die before the date that annuity payments begin, the death benefit, if paid in one sum, will be the accumulation value at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefit to the beneficiary. If the beneficiary has also died, we will pay the benefit to the contingent beneficiary. If no contingent beneficiary has been named, then we will pay the benefit to you, the contract owner. However, if you are no longer living, we will pay the benefit to your estate.

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to

Death benefits

If you or the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant.

OTHER CONTRACT FEATURES	PROSPECTUS	39

your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new owner of the contract unless a joint owner has been named.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•

You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to the RS Money Market VIP Series investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new owner of the contract. If you haven’t named a joint contract owner, then your beneficiary will become the new owner of the contract. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

If a contract owner dies, the following rules apply.

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

40	PROSPECTUS	OTHER CONTRACT FEATURES

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner. See Spousal continuation below.

If an owner of the contract is not an individual, then the primary annuitant will be treated as the owner of the contract. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners; and

•	one but not both joint owners dies before annuity payments begin;

•	the two joint owners were married to each other on the date of the deceased owner’s death; and

•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the RS Money Market VIP Series variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

OTHER CONTRACT FEATURES	PROSPECTUS	41

ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the annuitants are under age 75 on your contract’s issue date. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Three enhanced death benefit riders are offered:

•

The 7 Year Enhanced Death Benefit Rider provides a death benefit equal to the adjusted accumulation value for the reset date immediately prior to the annuitant’s death. The reset date is every seventh contract anniversary date (e.g., 7th, 14th, 21st, etc.). This enhanced death benefit is available in all states and is the least expensive of the three, with a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options.

•

The Contract Anniversary Enhanced Death Benefit Rider pays a death benefit which equals the highest adjusted accumulation value on any contract anniversary value before the death of the annuitant and before the annuitant’s 85th birthday. This rider is only available in New York state, with a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•

The Guaranteed Minimum Death Benefit Rider pays a death benefit that is equal to the greater of the 3% simple interest death benefit, as described below, or the contract anniversary death benefit, as described below. This rider has the highest per annum rider fee of the three enhanced death benefits and is available in all states except New York, with a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

These riders are available only in states where they have been approved and where we are continuing to offer them. Please ask your sales agent or call our Customer Service Office for information about the availability of these enhanced death benefit riders in your state.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider equals the adjusted accumulation value for the reset date immediately preceding the annuitant’s date of death. The adjusted accumulation value is the accumulation value of the basic contract on the applicable reset date:

–	plus any net premiums paid after the reset date

–	minus an adjusted amount for each partial withdrawal made after the reset date.

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount for each partial withdrawal, including any applicable deferred sales charges and any annuity taxes, by the accumulation value immediately prior to that withdrawal; and

42	PROSPECTUS	OTHER CONTRACT FEATURES

(ii)	multiplying the result of (i) by the enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

The first reset date is on the seventh contract anniversary date. After this, each reset date will be each seventh contract anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday and on or after December 26, 2006, this rider will only be available in New York state. The adjusted accumulation value is the accumulation value of the basic contract on any contract anniversary:

–	plus any net premium payments received after that contract anniversary

–	minus an adjusted amount for each partial withdrawal made after that contract anniversary

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any deferred sales charges and annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the contract anniversary enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses: Contingent deferred sales charge.

Guaranteed Minimum Death Benefit Rider

The enhanced death benefit under this rider is the greater of:

•	the 3% simple interest death benefit, as described below; or

•	the contract anniversary death benefit, as described below.

The 3% simple interest death benefit is:

•	the total of all premiums paid less partial withdrawals (as described below)

•	minus any adjustments (as described below)

•	multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments.

A partial withdrawal is the amount of the partial withdrawal, including any applicable deferred sales charges and annuity taxes.

OTHER CONTRACT FEATURES	PROSPECTUS	43

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the 3% simple interest death benefit immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before the partial withdrawal is taken.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

The 3% simple interest death benefit is reduced for each partial withdrawal by deducting the partial withdrawal amount and any adjustment from the 3% simple interest death benefit amount immediately prior to the withdrawal.

Please note that the accumulation of the 3% simple interest ends on the earlier of the date of the annuitant’s death or the contract anniversary immediately prior to the annuitant’s 80th birthday. For the period from the contract anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% simple interest death benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any adjustments. After the annuitant’s 85th birthday, the 3% simple interest death benefit is zero and the death benefit payable will be the death benefit under the contract.

The contract anniversary death benefit under this rider is:

•	the highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday

•	plus any premiums paid since the date of that contract anniversary

•	minus any partial withdrawals (as described above) since the date of that contract anniversary

•	minus an adjustment (as described below) for each partial withdrawal since the date of that contract anniversary.

An adjustment is calculated by:

•

subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the contract anniversary death benefit under this rider immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before a partial withdrawal is taken.

This means that the dollar amount of the death benefit can be greater than the dollar amount of the withdrawal.

44	PROSPECTUS	OTHER CONTRACT FEATURES

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

We will terminate any of the enhanced death benefit riders on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

To help you understand the different features of the three enhanced death benefit riders, please see the chart below:

	Seven Year Enhanced Death Benefit Rider (available in all states)	Contract Anniversary Enhanced Death Benefit Rider (available in New York state only)	Guaranteed Minimum Death Benefit Rider (available in all states except New York)
Issue Age	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.
Termination Age	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.
Death Benefit	Equals the adjusted accumulation value for the seven year contract anniversary immediately preceding the annuitant’s date of death.	Equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday.

Equals the greater of:

1) The contract anniversary death benefit, which is:

The highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday, minus any partial withdrawals and adjustments (as described in this prospectus):

or

2) The 3% simple interest death benefit, which is:

•   the total of all premiums paid less partial withdrawals

•   minus any adjustments (as described in this prospectus)

•   multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments (as described in this prospectus).

Rider Fee	A daily charge at an annual rate of 0.20% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.25% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.30% of the net assets of your variable investment options.

OTHER CONTRACT FEATURES	PROSPECTUS	45

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

You should evaluate the following when considering this rider:

•

You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•

Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved.

If the annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the annuitant’s death (the accumulation value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the annuitant is between the age of 70 and 79 when we issue the contract, the earnings benefit will be 25% of earnings upon the annuitant’s death (the accumulation value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the annuitant and sole owner and your spouse is the sole beneficiary when the contract is issued. Any later changes in the annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death

46	PROSPECTUS	OTHER CONTRACT FEATURES

benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the accumulation value of the contract on the date of death. This amount will be credited to the RS Money Market VIP Series variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•

The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the accumulation value at the time your spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

•	Adding any net premiums contributed to the contract after your death

•	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the accumulation value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the lesser of these two amounts.

If your spouse is between ages 70 and 79 upon your death, the beneficiaries will receive 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will reduce the premium amount by an amount calculated as follows: we multiply the premium payment amount (or, if the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount, (including any deferred sales charges and annuity taxes)
the accumulation value of your contract immediately prior to withdrawal.

OTHER CONTRACT FEATURES	PROSPECTUS	47

The result is the new adjusted premium amount.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the annuitant’s 90th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you

•	the date of the annuitant’s death unless you are the annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider

•	the date the owner, joint owner or annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit. If you select any of the GMWB riders, you cannot select this rider.

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

This rider provides for a living benefit on the tenth contract anniversary if the accumulation value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your accumulation value on the tenth contract anniversary.

If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•

We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may consider all such amounts when received as part of the initial premium payment for purposes of this rider.

•	You must allocate your net premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	RS Money Market VIP Series, RS Low Duration Bond VIP Series or The Fixed-Rate Option.

48	PROSPECTUS	OTHER CONTRACT FEATURES

40% –	RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, AIM V.I. Government Securities Fund, Fidelity VIP Investment Grade Bond Portfolio, MFS Research Bond Series, Van Kampen Life Investment Trust Government Portfolio or The Fixed-Rate Option.

40% –	RS Core Equity VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS High Yield Bond VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS International Growth VIP Series, RS Value VIP Series, RS Equity Dividend VIP Series, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AllianceBernstein Value Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Gabelli Capital Asset Fund, MFS Strategic Income Series, MFS Investors Trust Series, MFS Total Return Series or Van Kampen Life Investment Trust Growth and Income Portfolio.

10% –	RS Small Cap Core Equity VIP Series, RS Emerging Markets VIP Series, RS Mid Cap Opportunities VIP Series, RS Global Natural Resources VIP Series, RS Technology VIP Series, AIM V.I. Capital Appreciation Fund, AIM V.I. Basic Value Fund, AIM V.I. Mid Cap Core Equity Fund, Alger American Capital Appreciation Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Global Technology Portfolio, Davis Financial Portfolio, Franklin Rising Dividends Securities Fund, Franklin Small Cap Value Securities Fund, Fidelity VIP Mid Cap Portfolio, MFS Core Equity Series, MFS Growth Series, MFS New Discovery Series, or Templeton Growth Securities Fund.

•

On each quarterly anniversary, your accumulation value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

If you are eligible to receive the living benefit at the tenth contract anniversary, the living benefit amount will be credited to the RS Money Market VIP Series variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals

OTHER CONTRACT FEATURES	PROSPECTUS	49

(including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

•	the date the annuitant dies

•	the tenth contract anniversary

•	the date the contract terminates

•	the date annuity payments begin

•	the date we receive a written termination request from you.

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the annuitant is still living.

This rider is only available if it is approved in your state. If you select any of the GMWB riders, you cannot select this rider. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER

When you buy your contract, you can choose to buy a GMIB rider. This rider establishes a guaranteed income base that will provide a GMIB regardless of the investment performance of the contract. If you elect to annuitize under this rider, the guaranteed income base will be applied to purchase annuity benefits. In order to purchase this rider, the annuitant and the contingent annuitant must be younger than 75 years old at the time we issue the contract. If you choose this rider, the annuitant may not be changed except as follows. If an annuitant who is not you dies prior to the annuity commencement date, and if a contingent annuitant had been named by you on the date that the contract and this rider were issued, then the contingent annuitant will become the annuitant. The guaranteed income base is not affected and continues to accumulate.

You will pay a rider fee on each rider anniversary and upon the termination of this rider. The rider anniversary is the same month and day as the issue date of this rider in each calendar year after the calendar year that the rider was issued. The rider fee is 0.50% of the guaranteed income base at the time the fee is deducted. We will deduct this fee from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. If the date this fee is

50	PROSPECTUS	OTHER CONTRACT FEATURES

deducted for termination of this rider is a date other than a rider anniversary, then the fee will be prorated for the portion of the contract year that has passed. This fee will not be deducted after the election date.

The election date is the date that we receive, at our customer service office, all necessary information in good order to enable the GMIB payments to begin. The election date must be within 30 days following the tenth rider anniversary or must be within 30 days following any subsequent rider anniversary. Also, the GMIB must be elected no later than 30 days following the rider anniversary prior to the 85th birthday of the annuitant. If you are age 60 or over at the time you purchase a qualified contract, you may have to take withdrawals before the end of the ten-year waiting period in order to satisfy minimum distribution rules. Withdrawals will reduce the guaranteed income base. Consult a tax advisor before purchasing a GMIB rider under these circumstances.

The GMIB rider will be issued only on the date that the basic contract is issued. The initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. On the issue date, the guaranteed income base is equal to the accumulation value of the contract. Thereafter, on any current date, the guaranteed income base will equal the greater of (1) or (2):

(1)	The accumulation value on the issue date, plus any subsequent net premium payments, minus any subsequent adjusted partial withdrawals, accumulated at the annual effective growth rate of 5% up to the current date, until the earlier of:

(i)	the 85th birthday of the annuitant; or

(ii)	the first date the net premium payments, less any adjusted partial withdrawals, have grown to 2.5 times the cumulative net premium payments received, less adjusted partial withdrawals as a result of being accumulated at an annual effective growth rate of 5%.

(2)	The largest accumulation value, on the issue date or on any rider anniversary prior to the 81st birthday of the annuitant, plus any net premium payments received after this date, with a reduction for any adjusted partial withdrawals taken after this date. If, immediately prior to the withdrawal, the accumulation value is greater than or equal to the guaranteed income base, the reduction will be by the dollar amount of the partial withdrawal and any applicable contingent deferred sales charges and annuity taxes.

On the election date, if the accumulation value is greater than the guaranteed income base, we will increase the guaranteed income base to be equal to the accumulation value as of that date. Please note that the guaranteed income base is not contract accumulation value and cannot be withdrawal in a lump sum.

An adjusted partial withdrawal is calculated for each partial withdrawal, and is equal to (a) divided by (b) multiplied by (c), where:

(a)	is the amount of the partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes;

OTHER CONTRACT FEATURES	PROSPECTUS	51

(b)	is the accumulation value immediately prior to the withdrawal; and

(c)	is the guaranteed income base immediately prior to the withdrawal.

On the election date, you may use the guaranteed income base and the applicable annuity factors specified in the GMIB rider to provide fixed annuity payments from the following annuity payout options:

•	Life Income – An election may be made for a fixed income payout for the life of the annuitant.

•

Life Income with a 10 year Period Certain – An election may be made for a fixed income payout with a 10-year period certain. In the event of the death of the annuitant prior to the end of the period certain, the remaining period certain payments will be continued to the beneficiary. If the life expectancy of the annuitant is less than 10 years according to the life expectancy table specified by the Internal Revenue Service, then the settlement option available will be a Life Annuity with a Period Certain for which the period certain is the life expectancy of the annuitant.

•

Joint and 100% Survivor – An election may be made for a fixed income option if both the annuitant and the joint annuitant are under age 85. Payments will be made as long as either the annuitant or joint annuitant is living.

If you exercise a rider payment option, the payout received will be the greater of:

(i)	the GMIB at the time of election, which is calculated by multiplying each $1,000 of guaranteed income base by the applicable annuity factor specified in the GMIB rider for the rider payment option elected; or

(ii)	the income calculated by multiplying each $1,000 of accumulation value by our current settlement option rates of the basic contract for the applicable corresponding contract annuity payout option, at the time of election.

The guaranteed income base may only be used with the rider payment options and annuity factors specified in the GMIB rider. The guaranteed income base may not be used with the annuity payout options and settlement option rates of the basic contract. Annuity factors translate your guaranteed income base or your accumulation value into an annuity benefit. The annuity factors show the dollar amount of the monthly annuity payment purchased with each $1,000 of the guaranteed income benefit or accumulation value applied. The annuity factors for the GMIB are more conservative than the annuity factors for the basic contract. Because the GMIB is based on conservative actuarial factors, the level of income that it guarantees may be less than the level that would be provided by annuitization of the accumulation value using the annuity factors of the basic contract. We use more conservative annuity factors for the GMIB because the guaranteed income base to which these factors are applied increases automatically at an annual guaranteed growth rate of 5%, regardless of the investment performance of the basic contract.

52	PROSPECTUS	OTHER CONTRACT FEATURES

The rider terminates on the earliest of the following:

•	the date the basic contract terminates; or

•	the date you elect to apply the accumulation value of the contract to annuitize the contract using the annuity payout options in the basic contract; or

•	the 31st day following the date of the annuitant’s 85th birthday; or

•	the date the contingent annuitant becomes the annuitant, if the contingent annuitant is age 85 or older; or

•	the date spousal continuation is elected, if you were the annuitant and you die.

This rider cannot be terminated prior to the earliest of the above dates. Also, this rider may not be available in your state. If you select any of the GMWB riders, you cannot select this rider.

The following information will help you decide if the optional GMIB rider or one of the optional GMWB riders is right for you:

•

The GMIB rider provides for an annuity benefit and the GMWB rider provides for a withdrawal benefit. Once an annuity benefit under GMIB commences, you no longer have the right to withdraw any additional accumulation value, in excess of the annuity payment, from your contract. Once you commence receiving withdrawals under the GMWB rider, you can access any additional accumulation value in your contract, even if this additional withdrawal would exceed the withdrawals allowable under the GMWB rider. Any additional withdrawals, however, would decrease your contract’s accumulation value and the amount available for withdrawal under the GMWB rider.

•

The payments made under the GMIB rider are treated as annuity payments and are taxed accordingly. Generally, the payments made under the GMWB rider are treated as withdrawals (at least until you have fully depleted your contract accumulation value) and are taxed accordingly. Please see the Federal tax matters section of this prospectus for further information and consult your tax advisor for additional details relevant to your tax situation.

•

Annuity payments made under the GMIB are automatic and will be paid for the duration of the annuity you have chosen, regardless of whether you need that payment in a particular year or not. Under the GMWB rider, you can choose not to take a withdrawal in a given year. Doing so may allow your contract’s accumulation value to increase more rapidly in a good market, thus increasing your future withdrawals due to the step-up features of the GMWB rider.

•

The GMIB rider has a ten year waiting period before you can begin receiving annuity payments. The Lifetime AssetAccess and Spousal AssetAccess GMWB riders both have a one year waiting period before you can begin receiving withdrawals. The Lifetime Focus GMWB rider allows you to begin receiving withdrawals on the first contract anniversary following the later of the primary or secondary covered person’s 65th birthday or immediately, if both covered persons are age 65 or older when the contract is issued.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDERS

You may choose one of the following Guaranteed Minimum Withdrawal Benefit Riders. Please refer to the chart at the end of this Guaranteed Minimum Withdrawal Benefit Riders section for information comparing the features and benefits of the GMWB riders that are available.

Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (SL GMWB) (referred to as “Lifetime AssetAccess”)

When you buy your contract, you can choose to buy a SL GMWB rider, if your initial premium payment is $10,000 or more, and if you are younger than 81 years old and the only owner of the contract and there is no contingent annuitant at the time we issue the contract. This rider provides a guaranteed minimum withdrawal benefit regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the first contract anniversary and ending on the earlier to occur of the annuity commencement date or the

OTHER CONTRACT FEATURES	PROSPECTUS	53

termination of the rider. There is a one year benefit waiting period for the benefits provided by this rider. This rider is irrevocable and can only be terminated on the earliest of the following:

–	the contract termination date; or
–	the date an annuity payout option under the contract commences; or
–	the date the accumulation value of the contract, the guaranteed withdrawal balance and the lifetime withdrawal amount, described below, all equal zero;
–	when death benefit proceeds are distributed as a lump sum under the contract; or
–	any change in the owner or annuitant under the contract, including but not limited to, adding a joint owner or contingent annuitant.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is the total amount available for future periodic guaranteed withdrawals and is used for the purpose of calculating the SL GMWB. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while the rider is in effect until the GWB is depleted. The covered person is the person whose life is used to determine the duration of the lifetime withdrawal amount payments. If the owner is a natural person, the covered person is the owner, who must also be the annuitant. If the owner is not a natural person, the covered person is the annuitant. The covered person may not be changed after the contract is issued. The lifetime withdrawal amount (LWA) is the amount that is guaranteed to be available for withdrawal each contract year on or after the lifetime withdrawal eligibility date while there is a covered person under the rider and the rider is in effect. The initial LWA is determined on the lifetime withdrawal eligibility date which is the later of the first contract anniversary or the first contract anniversary on or after the covered person’s 65th birthday. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes.

The GWA is calculated on your first contract anniversary by multiplying the GWB as of that date by 5%. This percentage is the guaranteed withdrawal percentage. You may take withdrawals in each contract year, beginning on your first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider, up to an amount equal to the GWA until the GWB is depleted, even if the accumulation value of your contract reduces to zero. The rider also provides for an alternate benefit. This alternate benefit guarantees that on or after the lifetime withdrawal eligibility date while there is a covered person under this rider and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the LWA. If the rider enters the settlement phase (as described below) prior to the

54	PROSPECTUS	OTHER CONTRACT FEATURES

annuity commencement date, the LWA payments continue beyond the annuity commencement date for as long as the covered person is alive. However, if you select the last annuity commencement date permitted by applicable state law as your annuity commencement date and such date is reached while the rider is in effect and the settlement phase has not been reached, the covered person may receive annuity payments at least equal to the LWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA or LWA available in any contract year, your remaining GWA or LWA cannot be carried forward to the next contract year. If you withdraw an amount greater than your GWA in any contract year and that withdrawal amount is not a tax qualified distribution (as described below), your GWB will be reset, possibly reducing the potential benefit provided by the rider to an amount less than the total of all your premium payments. If you withdraw an amount greater than the LWA after the lifetime withdrawal eligibility date and that withdrawal amount is not a tax qualified distribution (as described below), the LWA will be reset, possibly reducing the LWA to zero and eliminating the LWA benefit, even if the amount withdrawn is less than or equal to the GWA.

After the issue date of your contract and prior to the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional payments exceeds $1,000,000. On or after the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional premium payments exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and is 0.60% of the adjusted GWB. The adjusted GWB is the GWB that was available on your prior contract anniversary, adjusted for any step-up (described below) or subsequent premium payments made prior to the current contract anniversary. For your first contract anniversary, the adjusted GWB is the initial premium adjusted for any subsequent premium payments you made during the first contract year. If you take a withdrawal on any date other than a contract anniversary and the withdrawal exceeds the GWA or the tax qualified distribution amount for that contract year and reduces the accumulation value of the basic contract to zero, we will deduct a pro rata share of the rider fee from the amount that would be payable to you. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee to a maximum of 1.00% annually on the effective date of each step-up.

The effective date of the benefits provided by the rider is the first contract anniversary date. In no event will the GWB exceed $5,000,000.

OTHER CONTRACT FEATURES	PROSPECTUS	55

The following section describes how your GWB is calculated:

The initial GWB is equal to your initial premium payment. During the first contract year, each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment. Each time you take a withdrawal during the first contract year, the GWB will reset to the GWB immediately prior to the withdrawal multiplied by the accumulation value of the contract immediately after the withdrawal and divided by the accumulation value immediately prior to the withdrawal.

On and after the first contract anniversary, each time an additional premium payment is received by us, your GWB will increase by the amount of that additional payment. Your GWB can also increase as a result of either a bonus or a step-up, and it will decrease as a result of a withdrawal.

During your first seven contract years (nine contract years for New York contracts) (the bonus period), if you do not take withdrawals during a particular contract year and if your GWB has not been previously stepped-up and/or reset, then your GWB will increase on the following contract anniversary by an amount equal to 7% (6% for New York contracts) (the bonus percentage) multiplied by the following: the total premium payments you made from the issue date of your contract to the end of the applicable contract year minus the total withdrawals you made during that period. However, if your GWB was previously stepped-up and/or reset during the bonus period, then your GWB will increase by an amount equal to 7% (6% for New York contracts) multiplied by the following: your GWB immediately after your latest step-up or reset, increased by any premium payments we received after your latest step-up or reset and decreased by any withdrawals you made after your latest step-up or reset.

No bonuses will be paid after the end of the bonus period. Also, please note that the application of any bonus only increases the GWB and does not increase the contract’s accumulation value.

The following example illustrates how the bonus is applied and what the effect of taking a withdrawal is on the bonus for all contracts except New York contracts.

Assumptions:

•	$100,000 initial premium.

•	The covered person is older than 65 at the end of the waiting period and the GWA and LWA are equal.

•	There are no step-ups.

•	A $5,350 withdrawal is taken a few days after the first contract anniversary.

Event	Bonus	GWB	LWA and GWA
$100,000 initial premium	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	The bonus amount is $100,000 x 7% which equals $7,000.	The GWB is $100,000 + $7,000 which equals $107,000.	• The initial LWA and GWA are $100,000 x 5% which equals $5,000 • After the bonus is applied, the LWA and GWA equal the greater of $5,000 or $107,000 x 5% ($5350). Thus, the LWA and GWA are $5,350.
After the $5,350 withdrawal taken a few days after the first contract anniversary	N/A	The GWB is $107,000 – $5,350 which equals $101,650.	The LWA and GWA remain the same since the withdrawal does not exceed the LWA or GWA.
Second contract anniversary	The bonus does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $101,650 since there is no applicable bonus.	The LWA and GWA remain at $5,350 since there is no applicable bonus.
Third contract anniversary	The bonus does apply since a withdrawal was not taken in the previous contract year. The bonus is ($100,000 – $5350) x 7% which equals $6,625.50.	The GWB is $101,650 + $6,625.50 which equals $108,275.50.	The LWA and GWA are the greater of $5,350 or $108,275.50 x 5% ($5,413.77). Thus, the LWA and GWA are $5,413.77.

56	PROSPECTUS	OTHER CONTRACT FEATURES

The following example illustrates how the bonus is applied and what the effect of taking a withdrawal is on the bonus for New York contracts.

Assumptions:

•	$100,000 initial premium.

•	The covered person is older than 65 at the end of the waiting period and the GWA and LWA are equal.

•	There are no step-ups.

•	A $5,300 withdrawal is taken a few days after the first contract anniversary.

Event	Bonus	GWB	LWA and GWA
$100,000 initial premium	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	The bonus amount is $100,000 x 6% which equals $6,000.	The GWB is $100,000 + $6,000 which equals $106,000.	• The initial LWA and GWA are $100,000 x 5% which equals $5,000 • After the bonus is applied, the LWA and GWA equal the greater of $5,000 or $106,000 x 5% ($5300). Thus, the LWA and GWA are $5,300.
After the $5,300 withdrawal taken a few days after the first contract anniversary	N/A	The GWB is $106,000 – $5,300 which equals $100,700.	The LWA remains the same since the withdrawal does not exceed the LWA or GWA.
Second contract anniversary	The bonus does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $100,700 since there is no applicable bonus.	The LWA and GWA remain at $5,300 since there is no applicable bonus.
Third contract anniversary	The bonus does apply since a withdrawal was not taken in the previous contract year. The bonus is ($100,000 – $5300) x 6% which equals $5,682.	The GWB is $100,700 + $5,682 which equals $106,382.	The LWA and GWA equal the greater of $5,300 or $106,382 x 5% ($5,319.10). Thus, the LWA and GWA are $5,319.10.

Your first automatic step-up date is your first contract anniversary. After that, your GWB will automatically increase or “step up” to equal the accumulation value of your contract on every contract anniversary, up to and including your 31st contract anniversary, if the accumulation value of your contract on the step-up date is greater than the GWB on that date, after adjustment for any applicable bonus amount. Within 30 days following each step-up date, you may choose to decline the automatic step-up by providing written notice to GIAC. Currently, we do not charge an increased rider fee percentage for these step-ups, but we reserve the right to increase the rider fee percentage on the effective date of each step-up. The increased rider fee percentage will never exceed an annual charge of 1.00%, deducted pro rata from all investment options, on your contract anniversary. You will receive advance notice of any increase in the rider fee percentage and you will be given the opportunity to decline automatic step-ups in the future. If you decline automatic step-ups, any increase in the rider fee percentage will not apply and your GWB will not automatically step-up on subsequent step-up dates. You may resume automatic step-ups at any time by providing written notice to us or by electing to step-up within 30 days following any subsequent step-up date. This election will resume automatic step-ups. If you resume automatic step-ups, any increase in the rider fee percentage that has been implemented by us for contracts with automatic step-ups will apply. No step-ups will be permitted after the 30 days following your 31st contract anniversary.

OTHER CONTRACT FEATURES	PROSPECTUS	57

The following example illustrates a step up and the effect of the step-up on the GWB, GWA and LWA.

Assumptions:

•	The contract accumulation value immediately prior to the step-up is $106,000.

•	The GWB immediately prior to the step-up is $100,000.

•	The LWA immediately prior to the step-up is $5,000.

	Immediately prior to the step-up date	Immediately after the step-up date
Contract value	$106,000	$106,000
GWB	$100,000	The greater of $100,000 or $106,000. Thus, the new GWB equals $106,000.
LWA and GWA	$5,000

•   The new LWA and GWA is the greater of the LWA and GWA prior to the step-up or the GWB after the step up times 5%.

•   Thus, the new LWA and GWA is the greater of $5,000 or $106,000 x 5%($5,300).

•   The new LWA and GWA equals $5,300.

If your total withdrawals during a contract year are less than or equal to the GWA or the withdrawal is a tax qualified distribution (as described below), then your GWB will reset to a GWB less the amount of the withdrawals. If your total withdrawals during a contract year exceed the GWA and that withdrawal is not a tax qualified distribution (as described below), then your GWB will reset to equal the lesser of the accumulation value of your contract immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

The following example illustrates the effects of a withdrawal which is greater than the GWA.

Assumptions:

•	The contract accumulation value immediately prior to the withdrawal which exceeds the GWA is $75,000.

•	The GWB immediately prior to the withdrawal that exceeds the GWA is $125,000.

•	The GWA and LWA immediately prior to the withdrawal is $6,250.

•	A $6,500 withdrawal is taken. This withdrawal amount exceeds the GWA and LWA.

	Prior to withdrawal which exceeds GWA	Immediately after withdrawal which exceeds the GWA
Contract value	$75,000	The new contract value is $75,000 – $6,500 which equals $68,500.
GWB	$125,000	The new GWB is the lesser of the contract value minus the withdrawal or the GWB minus the withdrawal. Thus, the new GWB is the lesser of $75,000 – $6,500 ($68,500) or $125,000 – $6,500 ($118,500). The new GWB equals $68,500.
GWA and LWA	$6250

•   The new GWA and LWA are the lesser of the GWA and LWA prior to excess withdrawal, or 5% times the greater of 1) the contract value immediately after the withdrawal or 2) the GWB immediately after the withdrawal.

•   Thus, the new GWA and LWA are the lesser of: $6,250 or 5% times the greater of: 1) $68,500 x 5% ($3,425) or 2) $68,500 x 5% ($3,425).

•   The new GWA and LWA equal $3,425.

58	PROSPECTUS	OTHER CONTRACT FEATURES

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to age 59- 1/2, termination of employment or other specified circumstances and the SL GMWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the SL GMWB rider with a qualified contract.

The following section describes how your GWA is calculated on or after your first contract anniversary:

Each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the premium payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% guaranteed withdrawal percentage; or

•	your GWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is increased by a bonus, your GWA will equal the greater of:

–	your GWA immediately prior to the bonus; or
–	the GWB immediately after the bonus multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is stepped-up, the GWA will equal the greater of:

–	the GWA immediately prior to the step-up of your GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% guaranteed withdrawal percentage.

If your total withdrawals during a contract year are less than or equal to your GWA, then your GWA will not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your GWA and that withdrawal amount is not due to a tax qualified distribution as described below, then your GWA will be reset to equal the lesser of:

–	your GWA immediately prior to the withdrawal; or
–	the 5% guaranteed withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contact immediately after your withdrawal; or

•	your GWB immediately after the withdrawal.

Any reset of the GWA will also result in a reset of the LWA, if applicable.

OTHER CONTRACT FEATURES	PROSPECTUS	59

The following section describes how your LWA is calculated:

Your initial LWA is equal to the GWB on your lifetime withdrawal eligibility date multiplied by the 5% lifetime withdrawal percentage. The LWA will not be determined before this eligibility date. The LWA equals zero if there is no longer a covered person under the rider.

After the lifetime withdrawal eligibility date, each time an additional premium payment is received by us, the LWA will equal the greater of:

–	your LWA immediately prior to the payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% lifetime withdrawal percentage; or

•	your LWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% lifetime withdrawal percentage.

If your GWB is increased by a bonus, your LWA will equal the greater of:

–	your LWA immediately prior to the bonus; or
–	your GWB immediately after the bonus multiplied by the 5% lifetime withdrawal percentage.

If your GWB is stepped up, the LWA will equal the greater of:

–	your LWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% lifetime withdrawal percentage.

On or after the lifetime withdrawal eligibility date, if your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution as (described below), then your LWA will be reset to equal the lesser of:

–	your LWA immediately prior to the withdrawal; or
–	the 5% lifetime withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contract immediately after the withdrawal; or

•	the GWB immediately after the withdrawal.

A reset of your LWA as a result of a withdrawal in excess of the LWA does not necessarily result in a reset of the GWA, unless that withdrawal exceeds the GWA for that contract year and is not due to a tax qualified distribution (as described below).

The following section describes tax qualified distributions:

Your GWA and LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements and “substantially equal periodic payment” requirements

60	PROSPECTUS	OTHER CONTRACT FEATURES

for certain qualified and non-qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

The following section will explain the settlement phase of the SL GMWB rider:

The rider will enter its settlement phase if a withdrawal:

–	does not cause your total withdrawals during that contract year to exceed the GWA or the amount permitted as a tax qualified distribution; and
–	reduces the accumulation value of the contract to zero,

but the GWB or LWA immediately after the withdrawal is still greater than zero.

Your contract will continue, but all other rights and benefits under your contract, including death benefits, will terminate. Additional premium payments will not be accepted and the rider fee will not be deducted.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has been reached and the covered person is living, we will pay you the LWA, or if you elect, the applicable tax qualified distribution amount, for as long as the covered person is alive. Payments will be made annually on the contract anniversary and each payment will reduce the GWB by the amount of the payment.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has not been reached, we will pay you the GWA, or if you elect, the applicable tax qualified distribution amount, until the GWB is depleted. If the lifetime withdrawal eligibility date is

OTHER CONTRACT FEATURES	PROSPECTUS	61

reached after the rider has entered the settlement phase while the rider is in effect and the GWB has not been depleted, we will pay you the LWA annually on each contract anniversary as long as the covered person is alive. Each payment will reduce the GWB by the amount of the payment.

If, during the settlement phase:

–	your GWB becomes zero but your LWA is greater than zero, you will receive annual payments equal to the LWA on each contract anniversary while the covered person is alive.
–	the covered person dies, the LWA will be set to zero.
–	the GWB is depleted and the covered person is no longer alive, the rider will terminate and no additional payments will be made.

You have the option during the settlement phase to request us, in writing, to change your payment from the then effective payment amount (GWA, LWA or tax qualified distributions) to any other of these payment amounts that you are eligible for at that time. This change will be effective on the contract anniversary following the date that your written election is received by us in good order. Please note that if the new form of payments exceeds the LWA, the LWA may be reset.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the SL GMWB rider itself.

The following section describes the effect of the payment of a death benefit on the SL GMWB rider:

The SL GMWB rider will terminate if:

–	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and
–	the death benefit proceeds are distributed as a lump sum or pursuant to the election of an annuity payout option.

The SL GMWB rider will continue if:

–	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and
–	the death benefit proceeds are not distributed as a lump sum or pursuant to the election of an annuity payout option.

If the SL GMWB rider continues, the rider fee continues. Also, if the death benefit was greater than the GWB on the date that the death benefit was determined, the GWB will automatically step-up to that

62	PROSPECTUS	OTHER CONTRACT FEATURES

amount. The beneficiary is not eligible for any remaining bonuses or step-ups. When withdrawals deplete the accumulation value of the contract or the death benefit proceeds to zero and the GWB is still greater than zero, then the rider enters the settlement phase. Annual payments, equal to the GWA, will be paid to the beneficiary until the earlier to occur of:

–	the depletion of the GWB, or
–	the fifth anniversary of the annuitant’s death.

However, the beneficiary may, within one year of the date of death of the deceased annuitant, elect “life expectancy distributions.” These life expectancy distributions are determined using the applicable life expectancy table as published by the Internal Revenue Service. In that instance, annual settlement payments equal to the GWA will be paid to the beneficiary until the earlier to occur of:

–	the depletion of the GWB, or
–	the end of the beneficiary’s life expectancy as determined on the date of the annuitant’s death.

The following section explains the option that you have to receive an annuity payment at least equal to the LWA at the last annuity commencement date permitted by applicable state law:

While this rider is in effect, we agree that you may change the annuity commencement date of the contract to a date not later than the last date permitted under applicable state law. Currently, GIAC uses age 95 as the last annuity commencement date available under state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a covered person under this rider on such annuity commencement date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed payout option under the contract, or
–	the LWA as of the annuity commencement date.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following seven allocation models:

1.	Growth Blend Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 20%

•	RS Investment Quality Bond VIP Series – 40%

•	AIM V.I. Capital Appreciation Fund – 30%

•	Fidelity VIP Contrafund Portfolio – 10%

2.	Growth and Income Model I

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

OTHER CONTRACT FEATURES	PROSPECTUS	63

•	RS Investment Quality Bond VIP Series – 40%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Equity Income Portfolio – 15%

•	RS International Growth VIP Series – 15%

3.	Growth and Income Model II

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Contrafund Portfolio – 20%

•	RS International Growth VIP Series – 10%

•	One of the following allocations:

–	RS Investment Quality Bond VIP Series – 40%

or

–	RS Investment Quality Bond VIP Series – 30% and Fidelity VIP Investment Grade Bond Portfolio – 10%

or

–	RS Investment Quality Bond VIP Series – 20% and Fidelity VIP Investment Grade Bond Portfolio – 20%

4.	Value Blend Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	RS Investment Quality Bond VIP Series – 40%

•	Davis Value Portfolio – 30%

•	Van Kampen Life Investment Trust Growth and Income Portfolio – 15%

5.	RS Perspectives Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 30%

•	RS Investment Quality Bond VIP Series – 40%

•	RS Large Cap Value VIP Series – 15%

•	RS International Growth VIP Series – 15%

6.	Core Blend Model

•	Fidelity VIP Contrafund Portfolio – 25%

•	Fidelity VIP MidCap Portfolio – 20%

•	RS Investment Quality Bond VIP Series – 25%

•	Fidelity VIP Investment Grade Bond Portfolio – 15%

•	Franklin Small Cap Value Securities Fund – 15%

7.	Equity Income Blend Model

•	Fidelity VIP Contrafund Portfolio – 35%

•	Franklin Rising Dividends Securities Fund – 25%

64	PROSPECTUS	OTHER CONTRACT FEATURES

•	Fidelity VIP Investment Grade Bond Portfolio – 20%

•	RS Investment Quality Bond VIP Series – 20%

Under models 1 through 5, you must select either the RS S&P 500 Index VIP Series or the RS Core Equity VIP Series. Additionally, under the third model, you must choose which allocation amount you desire for the RS Investment Quality Bond VIP Series and the Fidelity VIP Investment Grade Bond Portfolio. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on March 1, June 1, September 1 and December 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the SL GMWB rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), the Earnings Benefit, the Guaranteed Minimum Withdrawal Benefit III (GMWB III) and/or the Spousal Continuation Enhanced Guaranteed Minimum Withdrawal Benefit (SC GMWB) riders, you cannot select the SL GMWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the SL GMWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the SL GMWB rider in the future. This rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

OTHER CONTRACT FEATURES	PROSPECTUS	65

Spousal Continuation Enhanced Guaranteed Minimum Withdrawal Benefit (SC GMWB) (referred to as “Spousal AssetAccess”) (This rider is not available in New York state.)

When you buy your contract, you can choose to buy a SC GMWB rider, if your initial premium payment is $10,000 or more. At the time of issue, you must be younger than 81 years old and the only owner of the contract and a natural person. Also, you must be the annuitant and there cannot be a contingent annuitant. You must be legally married on the issue date and your spouse must be the sole beneficiary. This rider provides a guaranteed minimum withdrawal benefit regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider. There is a one year benefit waiting period for the benefits provided by this rider. This rider is irrevocable and can only be terminated on the earliest of the following:

–	the contract termination date; or
–	the date an annuity payout option under the contract commences; or
–	the date the accumulation value of the contract, the guaranteed withdrawal balance and the lifetime withdrawal amount, each described below, all equal zero;
–	when death benefit proceeds are distributed as a lump sum under the contract; or
–	any change in the owner or annuitant under the contract, including but not limited to, adding a joint owner or contingent annuitant unless such changes are made by the spousal beneficiary, defined below, if the contract has been continued under spousal continuation.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is the total amount available for future periodic guaranteed withdrawals and is used for the purpose of calculating the SC GMWB. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while the rider is in effect until the GWB is depleted. The covered person is the person whose life, in conjunction with the spousal beneficiary’s life in certain situations, is used to determine the duration of the lifetime withdrawal amount payments. The covered person is the owner, who must be a natural person and must also be the annuitant. The covered person may not be changed after the contract is issued. The spousal beneficiary is the owner’s legally married spouse on the contract’s issue date. If the spousal beneficiary is no longer the owner’s spouse for any reason other than the death of the owner, or if the spousal beneficiary dies before the covered person dies, there will no longer be a spousal beneficiary under the rider and spousal continuation of this rider and all provisions of the rider related to the spousal beneficiary will not be

66	PROSPECTUS	OTHER CONTRACT FEATURES

applicable. The lifetime withdrawal amount (LWA) is the amount that is guaranteed to be available for withdrawal each contract year on or after the lifetime withdrawal eligibility date while the rider is in effect and while either the covered person is living or the spousal beneficiary is living after having continued the contract after the covered person’s death. The initial LWA is determined on the lifetime withdrawal eligibility date which is the later of the first contract anniversary or the first contract anniversary on or after the younger of the covered person’s or the spousal beneficiary’s 65th birthday. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes.

The GWA is calculated on your first contract anniversary by multiplying the GWB as of that date by 5%. This percentage is the guaranteed withdrawal percentage. You may take withdrawals in each contract year, beginning on your first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider, up to an amount equal to the GWA until the GWB is depleted, even if the accumulation value of your contract reduces to zero. This rider also provides for an alternate benefit. This alternate benefit guarantees that on or after the lifetime withdrawal eligibility date, while there is a covered person under this rider and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the LWA. If the rider enters the settlement phase (as described below) prior to the annuity commencement date, the LWA payments continue beyond the annuity commencement date for as long as the covered person is alive. Additionally, if the covered person dies while this rider is in effect and there is a spousal beneficiary under this rider and the spousal beneficiary elects to continue the contract, the annual payments provided by this rider will continue while there is a spousal beneficiary under this rider and the rider is in effect. However, if you select the last annuity commencement date permitted by applicable state law as your annuity commencement date and such date is reached while the rider is in effect and the settlement phase has not been reached, the covered person and/or the spousal beneficiary may receive annuity payments at least equal to the LWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA or LWA available in any contract year, your remaining GWA or LWA cannot be carried forward to the next contract year. If you withdraw an amount greater than your GWA in any contract year and that withdrawal amount is not a tax qualified distribution (as described below), your GWB will be reset, possibly reducing the potential benefit provided by the rider to an amount less than the total of all your premium payments. If you withdraw an amount greater than the LWA after the lifetime withdrawal eligibility date and that withdrawal amount is not a tax qualified distribution as described below, the LWA will be reset, possibly reducing the LWA to zero and eliminating the LWA benefit, even if the amount withdrawn is less than or equal to the GWA.

After the issue date of your contract and prior to the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional payments exceeds $1,000,000. On or after the first contract anniversary, we will not accept

OTHER CONTRACT FEATURES	PROSPECTUS	67

additional premium payments, without our prior approval, if the total of all additional premium payments exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and is 0.75% of the adjusted GWB. The adjusted GWB is the GWB that was available on your prior contract anniversary, adjusted for any step-up (described below) or subsequent premium payments made prior to the current contract anniversary. For your first contract anniversary, the adjusted GWB is the initial premium adjusted for any subsequent premium payments you made during the first contract year. If you take a withdrawal on any date other than a contract anniversary and the withdrawal exceeds the GWA or the tax qualified distribution amount for that contract year and reduces the accumulation value of the basic contract to zero, we will deduct a pro rata share of the rider fee from the amount that would be payable to you. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee to a maximum of 1.25% annually on the effective date of each step-up. Please note that this rider fee will not be reduced after the death of the covered person or the spousal beneficiary or in the event the covered person and the spousal beneficiary are divorced; thus, if either death or divorce occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal rider although only one person would receive benefits under this rider.

The effective date of the benefits provided by this rider is on the first contract anniversary date. In no event will the GWB exceed $5,000,000.

The following section describes how your GWB is calculated:

The initial GWB is equal to your initial premium payment. During the first contract year, each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment. Each time you take a withdrawal during the first contract year, the GWB will reset to the GWB immediately prior to the withdrawal multiplied by the accumulation value of the contract immediately after the withdrawal and divided by the accumulation value immediately prior to the withdrawal.

On and after the first contract anniversary, each time an additional premium payment is received by us, your GWB will increase by the amount of that additional payment. Your GWB can also increase as a result of either a bonus or a step-up, and it will decrease as a result of a withdrawal.

During your first seven contract years (the bonus period), if you do not take withdrawals during a particular contract year and if your GWB has

68	PROSPECTUS	OTHER CONTRACT FEATURES

not been previously stepped-up and/or reset, then your GWB will increase on the following contract anniversary by an amount equal to 7% (the bonus percentage) multiplied by the following: the total premium payments you made from the issue date of your contract to the end of the applicable contract year minus the total withdrawals you made during that period. However, if your GWB was previously stepped-up and/or reset during the bonus period, then your GWB will increase by an amount equal to 7% multiplied by the following: your GWB immediately after your latest step-up or reset, increased by any premium payments we received after your latest step-up or reset and decreased by any withdrawals you made after your latest step-up or reset.

No bonuses will be paid after the end of the bonus period. Also, please note that the application of any bonus only increases the GWB and does not increase the contract’s accumulation value.

The following example illustrates how the bonus is applied and what the effect of taking a withdrawal is on the bonus.

Assumptions:

•	$100,000 initial premium.

•	Both the covered person and the spousal beneficiary are older than 65 at the end of the waiting period and the GWA and LWA are equal.

•	There are no step-ups.

•	A $5,350 withdrawal is taken a few days after the first contract anniversary.

Event	Bonus	GWB	LWA and GWA
$100,000 initial premium	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	The bonus amount is $100,000 x 7% which equals $7,000.	The GWB is $100,000 + $7,000 which equals $107,000.	• The initial LWA and GWA are $100,000 x 5% which equals $5,000 • After the bonus is applied, the LWA and GWA equal the greater of $5,000 or $107,000 x 5% ($5350). Thus, the LWA and GWA are $5,350.
After the $5,350 withdrawal taken a few days after the first contract anniversary	N/A	The GWB is $107,000 – $5,350 which equals $101,650.	The LWA and GWA remain the same since the withdrawal does not exceed the LWA or GWA.
Second contract anniversary	The bonus does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $101,650 since there is no applicable bonus.	The LWA and GWA remain at $5,350 since there is no applicable bonus.
Third contract anniversary	The bonus does apply since a withdrawal was not taken in the previous contract year. The bonus is ($100,000 – $5350) x 7% which equals $6,625.50.	The GWB is $101,650 + $6,625.50 which equals $108,275.50.	The LWA and GWA are the greater of $5,350 or $108,275.50 x 5% ($5,413.77). Thus, the LWA and GWA are $5,413.77.

Your first automatic step-up date is your first contract anniversary. After that, your GWB will automatically increase or “step-up” to equal the accumulation value of your contract on every contract anniversary, up to and including your 31st contract anniversary, if the accumulation value of your contract on the step-up date is greater than the GWB on that date, after adjustment for any applicable bonus amount. Within 30 days following each step-up date, you may choose to decline the automatic step-up by providing written notice to GIAC. Currently, we do not increase the rider fee percentage when step-ups occur, but we reserve the right to increase the rider fee percentage on the effective date of each step-up. The increased rider fee percentage will never

OTHER CONTRACT FEATURES	PROSPECTUS	69

exceed an annual charge of 1.25%, deducted pro rata from all investment options, on your contract anniversary. You will receive advance notice of any increase in the rider fee percentage and you will be given the opportunity to decline automatic step-ups in the future. If you decline automatic step-ups, any increase in the rider fee percentage will not apply and your GWB will not automatically step-up on subsequent step-up dates. You may resume automatic step-ups at any time by providing written notice to us or by electing to step-up within 30 days following any subsequent step-up date. This election will resume automatic step-ups. If you resume automatic step-ups, any increase in the rider fee percentage that has been implemented by us for contracts with automatic step-ups will apply. No step-ups will be permitted after the 30 days following your 31st contract anniversary.

The following example illustrates a step up and the effect of the step-up on the GWB, GWA and LWA.

Assumptions:

•	The contract accumulation value immediately prior to the step-up is $106,000.

•	The GWB immediately prior to the step-up is $100,000.

•	The LWA immediately prior to the step-up is $5,000.

	Immediately prior to the step-up date	Immediately after the step-up date
Contract value	$106,000	$106,000
GWB	$100,000	The greater of $100,000 or $106,000. Thus, the new GWB equals $106,000.
LWA and GWA	$5,000

•   The new LWA and GWA is the greater of the LWA and GWA prior to the step-up or the GWB after the step up times 5%.

•   Thus, the new LWA and GWA is the greater of $5,000 or $106,000 x 5%($5,300).

•   The new LWA and GWA equals $5,300.

If your total withdrawals during a contract year are less than or equal to the GWA or the withdrawal is a tax qualified distribution (as described below), then your GWB will reset to the GWB less the amount of the withdrawals. If your total withdrawals during a contract year exceed the GWA and that withdrawal is not a tax qualified distribution (as described below), then your GWB will reset to equal the lesser of the accumulation value of your contract immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

The following example illustrates the effects of a withdrawal which is greater than the GWA.

Assumptions:

•	The contract accumulation value immediately prior to the withdrawal which exceeds the GWA is $75,000.

•	The GWB immediately prior to the withdrawal that exceeds the GWA is $125,000.

•	The GWA and LWA immediately prior to the withdrawal is $6,250.

•	A $6,500 withdrawal is taken. This withdrawal amount exceeds the GWA and LWA.

70	PROSPECTUS	OTHER CONTRACT FEATURES

	Prior to withdrawal which exceeds GWA	Immediately after withdrawal which exceeds the GWA
Contract value	$75,000	The new contract value is $75,000 – $6,500 which equals $68,500.
GWB	$125,000	The new GWB is the lesser of the contract value minus the withdrawal or the GWB minus the withdrawal. Thus, the new GWB is the lesser of $75,000 – $6,500 ($68,500) or $125,000 – $6,500 ($118,500). The new GWB equals $68,500.
GWA and LWA	$6250

•   The new GWA and LWA are the lesser of the GWA and LWA prior to excess withdrawal, or 5% times the greater of 1) the contract value immediately after the withdrawal or 2) the GWB immediately after the withdrawal.

•   Thus, the new GWA and LWA are the lesser of: $6,250 or 5% times the greater of: 1) $68,500 x 5% ($3,425) or 2) $68,500 x 5% ($3,425).

•   The new GWA and LWA equal $3,425.

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to age 59-1/2, termination of employment or other specified circumstances and the SC GMWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the SC GMWB rider with a qualified contract.

The following section describes how your GWA is calculated on or after your first contract anniversary:

Each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the premium payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% guaranteed withdrawal percentage; or

•	your GWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is increased by a bonus, your GWA will equal the greater of:

–	your GWA immediately prior to the bonus; or
–	the GWB immediately after the bonus multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is stepped-up, the GWA will equal the greater of:

–	the GWA immediately prior to the step-up of your GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% guaranteed withdrawal percentage.

If your total withdrawals during a contract year are less than or equal to your GWA, then your GWA will not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your GWA and that withdrawal amount is not due to a tax qualified distribution (as described below), then your GWA will be reset to equal the lesser of:

–	your GWA immediately prior to the withdrawal; or
–	the 5% guaranteed withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contact immediately after your withdrawal; or

•	your GWB immediately after the withdrawal.

Any reset of the GWA will also result in a reset of the LWA, if applicable.

OTHER CONTRACT FEATURES	PROSPECTUS	71

The following section describes how your LWA is calculated:

Your initial LWA is equal to the GWB on your lifetime withdrawal eligibility date multiplied by the 5% lifetime withdrawal percentage. The LWA will not be determined before this eligibility date. The LWA reduces to zero if:

–	the covered person dies, unless the spousal beneficiary is living at that time and elects to continue to contract, in which event the LWA reduces to zero upon the death of the spousal beneficiary; or
–	there is a change in the owner and/or annuitant that removes the covered person as an owner and/or annuitant under the contract and that change is not due to the death of the covered person and the continuation of the contract by the spousal beneficiary; or
–	a joint owner or contingent annuitant are added to the contract.

After the lifetime withdrawal eligibility date, each time an additional premium payment is received by us, the LWA will equal the greater of:

–	your LWA immediately prior to the payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% lifetime withdrawal percentage; or

•	your LWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% lifetime withdrawal percentage.

If your GWB is increased by a bonus, your LWA will equal the greater of:

–	your LWA immediately prior to the bonus; or
–	your GWB immediately after the bonus multiplied by the 5% lifetime withdrawal percentage.

If your GWB is stepped up, the LWA will equal the greater of:

–	your LWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% lifetime withdrawal percentage.

On or after the lifetime withdrawal eligibility date, if your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution (as described below), then your LWA will be reset to equal the lesser of:

–	your LWA immediately prior to the withdrawal; or
–	the 5% lifetime withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contract immediately after your withdrawal; or

•	the GWB immediately after the withdrawal.

A reset of your LWA as a result of a withdrawal in excess of the LWA does not necessarily result in a reset of the GWA, unless that

72	PROSPECTUS	OTHER CONTRACT FEATURES

withdrawal exceeds the GWA for that contract year and is not due to a tax qualified distribution (as described below).

The following section describes tax qualified distributions:

Your GWA and LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements and “substantially equal periodic payment” requirements for certain qualified and non-qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

The following section will explain the settlement phase of the SC GMWB rider:

The rider will enter its settlement phase if a withdrawal:

–	does not cause your total withdrawals during that contract year to exceed the GWA or the amount permitted as a tax qualified distribution; and
–	reduces the accumulation value of the contract to zero, but the GWB or LWA immediately after the withdrawal is still greater than zero.

Your contract will continue, but all other rights and benefits under your contract, including death benefits, will terminate. Additional premium payments will not be accepted and the rider fee will not be deducted.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has been reached and the covered person is living, we will pay you the LWA, or if you elect, the applicable tax

OTHER CONTRACT FEATURES	PROSPECTUS	73

qualified distribution amount, for as long as the covered person is alive. Payments will be made annually on the contract anniversary and each payment will reduce the GWB by the amount of the payment. If the covered person dies while this rider is in effect and there is a spousal beneficiary who has elected to continue the contract, then the annual payments provided by this rider will continue to the spousal beneficiary while this rider is in effect.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has not been reached, we will pay you the GWA, or if you elect, the applicable tax qualified distribution amount, until the GWB is depleted. If the lifetime withdrawal eligibility date is reached after the rider has entered the settlement phase while the rider is in effect and the GWB has not been depleted, we will pay you the LWA annually on each contract anniversary as long as the covered person is alive. Each payment will reduce the GWB by the amount of the payment. If the covered person dies while this rider is in effect and there is a spousal beneficiary who has elected to continue the contract, then the annual payments provided by this rider will continue to the spousal beneficiary while this rider is in effect.

If, during the settlement phase:

–	your GWB becomes zero but your LWA is greater than zero, you will receive annual payments equal to the LWA on each contract anniversary while the covered person is alive.
–	the covered person dies and the GWB is equal to zero but the LWA is greater than zero, and the spousal beneficiary elects to continue the contract, then the LWA will be paid to the spousal beneficiary while this rider is in effect.
–	the GWB is depleted and the covered person is no longer alive and there is no longer a spousal beneficiary under this rider, the rider will terminate and no additional payments will be made.

You have the option during the settlement phase to request us, in writing, to change your payment from the then effective payment amount (GWA, LWA or tax qualified distributions) to any other of these payment amounts that you are eligible for at that time. This change will be effective on the contract anniversary following the date that your written election is received by us in good order. Please note that if the new form of payments exceeds the LWA, the LWA may be reset.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

74	PROSPECTUS	OTHER CONTRACT FEATURES

The following section describes the effect of the payment of a death benefit on the SC GMWB rider:

The SC GMWB rider will terminate if:

–	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and
–	the death benefit proceeds are distributed as a lump sum or pursuant to the election of an annuity payout option.

The SC GMWB rider will continue if:

–	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and
–	the death benefit proceeds are not distributed as a lump sum or pursuant to the election of an annuity payout option.

If there is no spousal beneficiary, then the LWA provisions of this rider do not apply and the rider will continue only if the death benefit or the GWB is greater than zero.

If the SC GMWB rider continues, the rider fee continues. Also, if the death benefit was greater than the GWB on the date that the death benefit was determined, the GWB will automatically step-up to that amount, subject to right of the beneficiary to decline the automatic step-up in accordance with the procedure previously discussed. If the spousal beneficiary elects to continue the contract, then the spousal beneficiary will be the owner and will be eligible for any remaining bonuses or step-up. If the beneficiary is not a spousal beneficiary, then he or she is not eligible for any remaining bonuses or step-ups. When withdrawals deplete the accumulation value of the contract or the death benefit proceeds to zero and the GWB is still greater than zero, then the rider enters the settlement phase. Annual payments, equal to the GWA, will be paid to the beneficiary until the earlier to occur of:

–	the depletion of the GWB, or
–	the fifth anniversary of the annuitant’s death.

However, the beneficiary may, within one year of the date of death of the deceased annuitant, elect “life expectancy distributions.” These life expectancy distributions are determined using the applicable life expectancy table as published by the Internal Revenue Service. In that instance, annual settlement payments equal to the GWA will be paid to the beneficiary until the earlier to occur of:

–	the depletion of the GWB, or
–	the end of the beneficiary’s life expectancy as determined on the date of the annuitant’s death.

The following section explains the conditions and requirements of the rider that must be met for you and/or the spousal beneficiary to receive an annuity payment under the contract at least equal to the LWA:

While the rider is in effect, we agree that you may change the annuity commencement date of the contract to a date not later than the last date permitted under applicable state law. Currently, GIAC uses age 95 as the last annuity commencement date available under state law. If

OTHER CONTRACT FEATURES	PROSPECTUS	75

this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a covered person but no spousal beneficiary under the rider on such annuity commencement date, or
–	the covered person died while the rider was in effect and there was a spousal beneficiary at the time of covered person’s death who elected to continue the contract after the covered person’s death, and the spousal beneficiary is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the LWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a covered person and a spousal beneficiary under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the covered person and the spousal beneficiary are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the LWA as of the annuity commencement date.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the seven allocation models described above. See Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (SL GMWB).

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction.

76	PROSPECTUS	OTHER CONTRACT FEATURES

Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the SC GMWB rider at our sole discretion. The SC GMWB rider is not available in New York state. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), the Earnings Benefit, the Guaranteed Minimum Withdrawal Benefit III (GMWB III) and/or the Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (SL GMWB) riders, you cannot select the SC GMWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the SC GMWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the SC GMWB rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

Guaranteed Minimum Withdrawal Benefit III (GMWB III) (referred to as “Lifetime Focus”)

When you buy your contract, you can choose to buy a GMWB III rider, if your initial premium payment is $5,000 or more. You can choose either a single version or a spousal version of this rider. (In New York state, the spousal version of this rider is not available.) At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old. This rider provides a lifetime withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the lifetime withdrawal eligibility date (as described below) and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the lifetime withdrawal amount, each described below, all equal zero;

•	any change in the owner or annuitant under the contract without our consent, including but not limited to, adding a joint owner or contingent annuitant; or

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the lifetime withdrawal amount. The GWB may not equal

OTHER CONTRACT FEATURES	PROSPECTUS	77

the accumulation value in your contract on any given date, but the GWB could be increased to equal the accumulation value of your contract on every quarterly contract anniversary due to an automatic step-up (described below). The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal version and in certain situations, is used to determine the duration of the lifetime withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. The secondary covered person is the primary covered person’s legally married spouse on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The lifetime withdrawal amount (LWA) is the amount that is guaranteed to be available for withdrawal each contract year on or after the lifetime withdrawal eligibility date while the rider is in effect and while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial LWA is determined on the lifetime withdrawal eligibility date which, for the Spousal version, is the first contract anniversary on or after the younger of the primary covered person’s or the secondary covered person’s 62nd birthday. If both covered persons are 62 or older on the issue date of this rider, the lifetime withdrawal eligibility date is the issue date of this rider. For the single version, the lifetime withdrawal eligibility date is the first contract anniversary after the covered person’s 60th (65th in New York state) birthday. If the covered person is 60 or older (65 or older in New York State) on the issue date of this rider, the lifetime withdrawal eligibility date is the issue date of this rider. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the contract reaches zero on a date prior to the lifetime withdrawal eligibility date and the GWB is greater than zero or if the accumulation value under the contract reaches zero after the lifetime withdrawal eligibility date and there is a LWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the LWA.

This rider provides a benefit guaranteeing that on or after the lifetime withdrawal eligibility date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the LWA. If the rider enters the settlement phase (as described below) prior to the annuity commencement date, the LWA payments continue

78	PROSPECTUS	OTHER CONTRACT FEATURES

beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any LWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the LWA, subject to the conditions and requirements described below. If you choose not to withdraw the total LWA available in any contract year, your remaining LWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the LWA after the lifetime withdrawal eligibility date and that withdrawal amount is not a tax qualified distribution as described below, the LWA will be reset, possibly reducing the LWA to zero and eliminating the LWA benefit. Please note that withdrawals prior to the lifetime withdrawal eligibility date and withdrawals in excess of the LWA (that are not tax qualified distributions) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and is 0.85% of the adjusted GWB for the spousal version and 0.65% (0.60% in New York state) for the single version. The adjusted GWB is the greater of the current GWB, or the total premiums paid under the contract. A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee to a maximum of 1.25% for the single version and 1.25% for the spousal version annually on the effective date of each step-up that also results in an increase of the LWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced; thus, if either death or divorce occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal rider although only one person would receive benefits under this rider.

OTHER CONTRACT FEATURES	PROSPECTUS	79

The following section describes how your GWB is calculated:

Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $5,000,000. Each time you take a withdrawal prior to the lifetime withdrawal eligibility date, the GWB will be reduced by the greater of the amount reached by dividing the withdrawal, including any contingent deferred sales charge, by the contract accumulation value immediately prior to that withdrawal and then multiplying that amount by the greater of the GWB immediately prior to the withdrawal or the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is taken prior to the Lifetime Withdrawal Eligibility Date:

Assumptions:

•	A $10,000 withdrawal is made prior to the Lifetime Withdrawal Eligibility Date.

•	No contingent deferred sales charges are incurred.

•	The contract value immediately prior to the withdrawal is $94,000.

•	The GWB immediately prior to the withdrawal is $100,000

	Immediately before the withdrawal	Immediately after the withdrawal
Contract value	$94,000	• $94,000 – $10,000 = $84,000
Guaranteed Withdrawal Balance	$100,000

•    The new GWB equals the GWB immediately prior to the withdrawal minus the amount reached by dividing the withdrawal, including any contingent deferred sales charge, by the contract accumulation value immediately prior to that withdrawal and then multiplying that amount by the greater of the GWB immediately prior to the withdrawal or the amount of the withdrawal.

•    Thus, $100,000 – greater of 1) or 2) where,

•    1) = ($10,000 ÷ $94,000) x $100,000 ($10,638), and

•    2) = $10,000

•    $100,000 – $10,638 = $89,362

•    The new GWB equals $89,362.

If a withdrawal is taken on or after the lifetime withdrawal eligibility date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the LWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the LWA and the withdrawal is not made in accordance with the tax qualified distributions section of this rider, described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the LWA which is taken after the Lifetime Withdrawal Eligibility Date.

Assumptions:

•	Contract accumulation value immediately prior to the withdrawal in excess of the LWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The LWA immediately prior to the withdrawal is $6,250.

•	The Lifetime Withdrawal Eligibility Date has already been reached.

•	A $6,500 withdrawal is taken. This withdrawal amount exceeds the LWA.

80	PROSPECTUS	OTHER CONTRACT FEATURES

	Prior to withdrawal that exceeds LWA	Immediately after withdrawal that exceeds the LWA
Contract value	$75,000	$75,000 – $6,500 equals $68,500
GWB	$125,000

•    The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately after the withdrawal.

•    Thus, the new GWB equals the lesser of $75,000 – $6,500 ($68,500) or $125,000 – $6,500 ($118,500).

•    The new GWB equals $68,500.

LWA	$6,250	• The new LWA is the GWB immediately after the withdrawal times 5%. • Thus, the new LWA is $68,500 x 5% ($3,425). • The new LWA equals $3,425.

Your GWB can also increase as a result of either a GWB minimum guarantee or a step-up, and it will decrease as a result of a withdrawal.

Your GWB will automatically increase or “step-up” to equal the accumulation value of your contract on every quarterly contract anniversary, up to and including your 30th contract anniversary, if the accumulation value of your contract on the step-up date is greater than the GWB on that date. The contractowner will not receive advance notice of an increase in the rider fee due to a step-up and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider fee percentage will apply to future step-ups that result in an increase of the LWA, the contractowner will receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

The following example illustrates a step-up and the effect of the step-up on the GWB and LWA.

Assumptions:

•	Contract accumulation value immediately prior to step-up equals $106,000.

•	GWB immediately prior to step-up equals $100,000.

•	LWA immediately prior to step-up equals $5,000.

•	The Lifetime Withdrawal Eligibility Date has already been reached.

	Immediately prior to the step-up	Immediately after the step-up date
Contract value	$106,000	$106,000
GWB	$100,000

•    The new GWB is the greater of the GWB immediately prior to step-up or the contract value immediately prior to step-up.

•    Thus, the new GWB is the greater of $100,000 or $106,000.

•    The new GWB equals $106,000.

LWA	$5,000

•    The new LWA is greater of the LWA immediately prior to the step-up or the GWB immediately after the step-up times 5%.

•    Thus, the new LWA is the greater of $5,000 or $106,000 x 5% ($5,300).

•    The new LWA equals $5,300.

On each contract anniversary where no withdrawals are taken during the previous contract year, the GWB will be set to the greater of the current GWB or the GWB minimum guarantee amount.

OTHER CONTRACT FEATURES	PROSPECTUS	81

The GWB minimum guarantee amount on the first contract anniversary is equal to the total premiums paid under the contract prior to the first contract anniversary plus the result of the following:

–	initial contract premium; multiplied by
–	6% (5% in New York state), which is the GWB minimum guarantee percentage.

The GWB minimum guarantee amount on subsequent contract anniversaries is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the GWB on the prior anniversary including any step-up on that anniversary, multiplied by
–	6% (5% in New York state), which is the GWB minimum guarantee percentage.

In no event will the GWB be increased by the application of the GWB minimum guarantee to an amount that exceeds the overall GWB minimum guarantee amount. The overall GWB minimum guarantee amount is equal to:

–	the total premiums paid under the contract as of the date of the first withdrawal, multiplied by
–	200%, which is the maximum GWB percentage. (In New York state, the maximum GWB percentage is 165%.)

The GWB minimum guarantee will end on the earliest of the following dates:

–	the date the overall GWB minimum guarantee is reached;
–	the date the rider enters the settlement phase;
–	the date the contract terminates; or
–	the date the GWB reaches $5,000,000.

Once the GWB minimum guarantee ends it cannot be reinstated.

The following example illustrates how the GWB minimum guarantee is applied in states other than New York and what the effect of taking a withdrawal is on the GWB minimum guarantee.

Assumptions:

•	$100,000 initial premium.

•	Initial LWA is $5,000.

•	The covered person(s) are older than 60 (for single version) and older than 62 (for spousal version) at contract issue.

•	There are no step-ups.

•	A $5,300 withdrawal is taken a few days after the first contract anniversary.

82	PROSPECTUS	OTHER CONTRACT FEATURES

Event	GWB Minimum Guarantee Amount	GWB	LWA
$100,000 initial premium	N/A	The GWB is initially equal to $100,000.	The LWA is initially equal to $5,000.
First contract anniversary	The GWB minimum guarantee amount is $100,000 + ($100,000 x 6%) ($6,000). Thus, the GWB minimum guarantee amount equals $106,000	The GWB equals the greater of $100,000 or $106,000. Thus, the GWB equals $106,000.	The LWA is the greater of $5,000 or $106,000 x 5% ($5,300). Thus, the LWA equals $5,300.
After the $5,300 withdrawal taken a few days after the first contract anniversary	N/A	The GWB is $106,000 – $5,300 which equals $100,700.	The LWA remains the same since the withdrawal does not exceed it.
Second contract anniversary	The GWB minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $100,700 since there is no applicable GWB minimum guarantee amount.	The LWA remains at $5,300 since there is no applicable GWB minimum guarantee amount.
Third contract anniversary	The GWB minimum guarantee amount is $100,700 + ($100,700 x 6%) ($6,042). Thus, the GWB minimum guarantee equals $106,742.	The GWB is the greater of $100,700 or $106,742. Thus, the GWB equals $106,742.	The LWA equals the greater of $5,300 or $106,742 x 5% ($5,337.10). Thus, the LWA equals $5,337.10.

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GMWB III is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GMWB III rider with a qualified contract.

The following section describes how your LWA is calculated:

Your initial LWA is equal to the 5% lifetime withdrawal percentage multiplied by the GWB on the earlier of the lifetime withdrawal eligibility date or the date the rider enters the settlement phase (described below). The LWA will not be determined before either of these dates. If the LWA is calculated on the date the settlement phase is entered, LWA payments will not begin until the lifetime withdrawal eligibility date.

After the lifetime withdrawal eligibility date, each time an additional premium payment is received by us, the LWA will equal the greater of:

–	your LWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the 5% lifetime withdrawal percentage.

If your GWB is stepped up, the LWA will equal the greater of:

–	your LWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% lifetime withdrawal percentage.

OTHER CONTRACT FEATURES	PROSPECTUS	83

If your GWB is increased under the GWB minimum guarantee, your LWA will equal the greater of:

–	your LWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the 5% lifetime withdrawal percentage.

On or after the lifetime withdrawal eligibility date, if your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution (as described below), then your LWA will be reset to equal the 5% lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

The following section describes tax qualified distributions:

Your LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements and “substantially equal periodic payment” requirements for certain qualified and non-qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the LWA are no longer permitted.

84	PROSPECTUS	OTHER CONTRACT FEATURES

The following section will explain the settlement phase of the GMWB III rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the lifetime withdrawal eligibility date, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the lifetime withdrawal eligibility date, the rider will enter the settlement phase if there is a LWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the LWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the LWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the LWA as determined on the date the rider entered the settlement phase. Payments will begin on:

–	the lifetime withdrawal eligibility date, if the settlement phase was entered prior to the lifetime withdrawal eligibility date; or
–	the date the rider enters the settlement phase, if the settlement phase was entered on or after the lifetime withdrawal eligibility date. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The GWB minimum guarantee and step-up under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of

OTHER CONTRACT FEATURES	PROSPECTUS	85

enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the LWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the LWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the LWA as of the annuity commencement date.

86	PROSPECTUS	OTHER CONTRACT FEATURES

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following four allocation models:

	Growth & Income II	Growth II
RS Core Equity VIP Series or	15%	20%
RS S&P 500 Index VIP Series
Fidelity VIP Contrafund Portfolio	20%	25%
Davis Value Portfolio	15%	20%
RS International Growth VIP Series	10%	15%
RS Investment Quality Bond VIP Series or	40%/30%/20%	20%
Fidelity VIP Investment Grade Bond Portfolio	0%/10%/20%	0%

	Core Blend	Core Growth
Fidelity VIP Contrafund Portfolio	25%	35%
Fidelity VIP Mid Cap Portfolio	20%	25%
Franklin Small Cap Value Securities Fund	15%	20%
RS Investment Quality Bond VIP Series	25%	10%
Fidelity VIP Investment Grade Bond Portfolio	15%	10%

Under the Growth and Income II Model and the Growth II Model, you must select either the RS Core Equity VIP series or the RS S&P 500 Index VIP Series. Additionally, under the Growth & Income II Model, you must choose which allocation amount you desire for the RS Investment Quality Bond VIP Series and the Fidelity VIP Investment Grade Bond Portfolio. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers between more equity-weighted and less equity-weighted models may only be made on quarterly contract anniversaries. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on March 1, June 1, September 1 and December 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

OTHER CONTRACT FEATURES	PROSPECTUS	87

We reserve the right to agree or refuse to issue the GMWB III rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), the Earnings Benefit, the Spousal Continuation Enhanced Guaranteed Minimum Withdrawal Benefit (SC GMWB) and/or the Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (SL GMWB) riders, you cannot select the GMWB III rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GMWB III rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GMWB III rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

The table below will help you compare the costs and benefits of the different guaranteed minimum withdrawal benefit riders.

	Lifetime Asset Access and Spousal Asset Access	Lifetime Focus
Premium Limits	• Minimum initial premium is $10,000 • Total premiums in contract year 2 and later cannot exceed $100,000 in the aggregate.	• Minimum Initial Premium is $5,000. • Premiums for contract year 2 and later cannot exceed $100,000 annually.
Rider Fee Percentage	• 0.60% of Adjusted GWB for Lifetime Asset Access • 0.75% of Adjusted GWB for Spousal Asset Access. (Spousal Asset Access is not available in New York state.)

•   0.65% (0.60% in New York state) of Adjusted GWB for Lifetime Focus (single version)

•   0.85% of Adjusted GWB for Lifetime Focus (spousal version). (The spousal version is not available in New York state.)

Adjusted Guaranteed Withdrawal Balance (GWB)	Last contract anniversary’s GWB increased for any subsequent step-ups and premium payments.	Greater of total premium payments or current GWB.
Step-Up Frequency	Annually, on each annual contract anniversary up to and including the 31st contract anniversary.	Quarterly, on each quarterly contract anniversary up to and including the 30th annual contract anniversary.
Rider Fee Increase upon Step-Up	GIAC reserves the right to increase the rider fee percentage on the effective date of each step-up to a maximum of 1.25% for Spousal Asset Access and 1.00% for Lifetime Asset Access.	GIAC reserves the right to increase the rider fee percentage on the effective date of each step-up to a maximum of 1.25% for both the single version and the spousal version.
Declining future step-ups if a rider fee percentage increase would apply	You will receive advance notice of any increase in the rider fee percentage and be given the opportunity to decline automatic step-ups in the future. You may resume automatic step-ups by providing us written notice or electing a step-up within 30 days following any subsequent step-up date.	You will receive advance notice of any increase in the rider fee percentage and be given 30 days to decline automatic step-ups in the future. Once automatic step-ups are discontinued they cannot be reinstated.

88	PROSPECTUS	OTHER CONTRACT FEATURES

	Lifetime Asset Access and Spousal Asset Access	Lifetime Focus
Lifetime and Spousal Asset Access bonus provisions vs. Lifetime Focus GWB Minimum Guarantee provision

•   If you don’t take a withdrawal in a given contract year, a bonus will increase the GWB on the next contract anniversary.

•   The bonus percentage is 7% (6% in New York state) and is earned on total premiums paid under the contract or the GWB after the most recent step-up or reset.

•   You will not earn any more bonuses after the end of the seven year bonus period (nine year bonus period in New York state).

•   If you don’t take a withdrawal in a given contract year, you will be eligible for the GWB Minimum Guarantee amount. However, if that amount is less than your current GWB at the time the GWB Minimum Guarantee amount is calculated, your GWB will not increase as a result.

•   The GWB Minimum Guarantee percentage is 6% (5% in New York state) and is always earned on the previous anniversary’s GWB and, after the first contract anniversary, any premium payments received after the prior anniversary.

•   You will not be eligible for any more GWB Minimum Guarantee amounts once your GWB equals 200% (165% in New York state) of your total premiums paid prior to the first withdrawal.

For the spousal version, can payments under the rider continue to anyone after the deaths of the originally designated married couple?	Yes. The LWA provisions terminate and the beneficiary would not be eligible for any remaining step-ups after the last survivor of the covered person or spousal beneficiary dies, but payments equal to the GWA can continue until the earliest to occur of: the date the GWB is depleted or the fifth anniversary of the annuitant’s death or the end of life expectancy distributions, if they were elected by the beneficiary.	No. The rider terminates on the death of the last covered person. No benefits under the rider continue to any beneficiary after that point.
For the single version, can payments under the rider continue after the death of the covered person?	Yes. The LWA provisions terminate and the beneficiary would not be eligible for any remaining step-ups after the last survivor of the covered person or spousal beneficiary dies, but payments equal to the GWA could continue until the earliest to occur of: the date the GWB is depleted or the fifth anniversary of the annuitant’s death or the end of life expectancy distributions, if they were elected by the beneficiary. (In New York state, the rider terminates upon the death of the covered person. No benefits under the rider continue to any beneficiary after that point.)	No. The rider terminates on the death of the covered person. No benefits under the rider continue to any beneficiary after that point.

OTHER CONTRACT FEATURES	PROSPECTUS	89

	Lifetime Asset Access and Spousal Asset Access	Lifetime Focus
What is the Lifetime Withdrawal Eligibility Date?	The later of the contract anniversary after the covered person (or younger of the covered person and spousal beneficiary) turns 65, or the first contract anniversary.	For the single version, the contract anniversary after the covered person turns 60 (65 in New York state). For the spousal version, the contract anniversary after the younger of the covered persons turns 62.
What is the Lifetime Withdrawal Percentage?	5%	5%
Is a Guaranteed Withdrawal Amount (GWA) available in addition to the Lifetime Withdrawal Amount (LWA)?	Yes. In addition to the LWA, withdrawals equal to the GWA are available until the GWB equals zero. Withdrawing the GWA will reduce the GWB and may reduce the LWA.	No. There is no GWA, only a LWA is available.
How withdrawals equal to or less than the LWA effect your LWA on and after the Lifetime Withdrawal Eligibility Date	If your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If you choose not to receive your total LWA in a given contract year, it is not carried forward to the next contract year.	If your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If you choose not to receive your total LWA in a given contract year, it is not carried forward to the next contract year.
How withdrawals in excess of your LWA effect your LWA on and after the Lifetime Withdrawal Eligibility Date	If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution, then your LWA will be reset to the lesser of: 1) your LWA immediately prior to the withdrawal, or 2) the greater of: a) 5% times the accumulation value immediately after the withdrawal, or b) 5% times the GWB immediately after the withdrawal.	If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution, then your LWA will be reset to equal the 5% lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.
Allocation Models	Seven allocation models available. Contractowners must choose one only. All models offer a 60% equity/40% fixed-income allocation.	Four allocation models available. Contractowners must choose one only. Two models offer 60% equity /40% fixed income allocation and two models offer 80% equity /20% fixed income allocation.
Transfers among Allocation Models

•   Once a model is elected it can be changed only if 100% of the accumulation value is moved to a new model.

•   Automatic rebalancing will occur on every March 1st, June 1st, September 1st and December 1st.

•   Once a model is elected it can be changed only if 100% of the accumulation value is moved to a new model.

•   Automatic rebalancing will occur on every March 1st, June 1st, September 1st and December 1st.

•   Transfers between more equity-weighted and less equity-weighted models may only be made on quarterly contract anniversaries.

90	PROSPECTUS	OTHER CONTRACT FEATURES

FINANCIAL INFORMATION

HOW WE CALCULATE UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. New York City time, each day the Exchange is open for trading.

To determine the accumulation value of your account, we multiply the number of accumulation units in each option by the current unit value for the option. The current unit value is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

FINANCIAL INFORMATION	PROSPECTUS	91

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	enhanced death benefit expense

•	living benefit expense

•	earnings benefit expense

•	guaranteed minimum income benefit expense

•	guaranteed minimum withdrawal benefit expense

•	deferred sales charge

•	partial withdrawal charge

•	annuity premium taxes

•	transfer charge

See accompanying text for details.

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, you will pay a daily charge based on an annual rate of 1.25% of the net assets of your variable investment options. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contract.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a partial withdrawal from your contract of premium payments that have been in the contract for less than seven years or if

92	PROSPECTUS	FINANCIAL INFORMATION

you surrender your contract, you may pay a deferred sales charge on any amount that was paid into your contract. This charge compensates us for expenses related to the sale of contracts.

For partial withdrawals, you may instruct us to deduct any applicable deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a deferred sales charge on the amount deducted from the remaining value.

The deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. The maximum contigent deferred sales charge will be equal to 8% of the lesser of (i) the total of all premium payments made within seven contract years (84 months) prior to the date of request for withdrawal or surrender; or (ii) the amount withdrawn or surrendered. You may withdraw in each contract year, without a deferred sales charge, a sum equal to the following:

(i)	the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus

(ii)	10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

Deferred sales charges are listed in the table.

Also, all premium payments made prior to spousal continuation will not be subject to a deferred sales charge. See Spousal continuation.

We don’t impose deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

Deferred sales

charges

Number of contract years completed from the date of premium payment	Deferred sales charge (%)
0	8
1	7
2	6
3	5
4+	4
5	3
6	2
7+	0

FINANCIAL INFORMATION	PROSPECTUS	93

•

clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

•

Contract owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the contract owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third contract anniversary or if the contract owner is diagnosed to have a terminal illness at any time while the contract is in force.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate of 0.20%, 0.25% or 0.30% of the net assets of your variable investment options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

Earnings benefit expense

If you choose the earnings benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed minimum income benefit expense

If you choose the guaranteed minimum income benefit rider and it is in effect, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. Also, this charge will be deducted even during periods when the rider would provide no benefit on annuitization because the accumulation value is greater than the guaranteed income base.

Guaranteed minimum withdrawal benefit expense

If you choose this rider and it is in effect, you will pay an annual charge of 0.60%, 0.65%, 0.75% or 0.85%, depending on the rider chosen, of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract. These charges are current charges for these riders, not maximum charges. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

94	PROSPECTUS	FINANCIAL INFORMATION

Partial Withdrawal Charge

You may make partial withdrawals during the annuity period if you choose one of the two payments to 100 annuity payout options. If you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

FINANCIAL INFORMATION	PROSPECTUS	95

Employer-

sponsored or independent?

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59  1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

If your contract contains a guaranteed minimum withdrawal benefit rider (such as Lifetime AssetAccess, Spousal AssetAccess or Lifetime Focus), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., living benefit rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

96	PROSPECTUS	FINANCIAL INFORMATION

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Options V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

FINANCIAL INFORMATION	PROSPECTUS	97

Taxation of

annuity payments

Once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2.

Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Generation skipping transfer tax – Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax”

98	PROSPECTUS	FINANCIAL INFORMATION

when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Taxation of qualified contracts

Qualified arrangements receive tax deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax deferred benefit of funding such qualified arrangements with tax deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be

FINANCIAL INFORMATION	PROSPECTUS	99

imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities – Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

100	PROSPECTUS	FINANCIAL INFORMATION

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

If your contract contains a guaranteed minimum withdrawal benefit rider (such as AssetAccess, Lifetime AssetAccess or Spousal AssetAccess), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In addition, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity

FINANCIAL INFORMATION	PROSPECTUS	101

commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b) and eligible governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or the employee’s surviving spouse in the case of the employee’s death or to the employee’s former spouse as alternate payee under a qualified domestic relations order) from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a direct rollover from the plan to a tax-qualified plan, 403(b) plan, or IRA or section 457(b) plan that separately accounts for rollover amounts.

Federal estate taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are

102	PROSPECTUS	FINANCIAL INFORMATION

attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a

FINANCIAL INFORMATION	PROSPECTUS	103

specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio.

Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

104	PROSPECTUS	FINANCIAL INFORMATION

YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. New York City time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	105

Free-look period

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contract owners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

In order to cancel your contract, we must receive both the contract and your cancellation notice in good order. You can forward these documents to GIAC’s customer service office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we’ll refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the total premium you paid for the contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, prior to the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

•	the total amount of any premium payments made, less any partial withdrawals, is less than $2,000; and

•	the accumulation value at the end of the second contract year is less than $2,000

106	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms that have entered into sales agreements with GIS and GIAC (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC). GIS and such other broker-dealers are members of the National Association of Securities Dealers, Inc.

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of the initial contract premium payment of 7%. The other compensation programs provide a lower commission on the initial premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is .75%.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	107

exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract, but those expensed are considered in setting the levels of the charges that you do pay.

The principal underwriter of the contract is GIS, located at 7 Hanover Square, New York, New York 10004.

108	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Tax qualified distributions under the guaranteed minimum withdrawal benefit riders

•	Calculation of Yield Quotations for the RS Money Market VIP Series Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

OTHER INFORMATION	PROSPECTUS	109

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin.

Accumulation value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. A contingent annuitant may be named only if the owner and the annuitant are not the same person. Only the owner may change a contingent annuitant.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contract owner

You (or your); the person(s) or entity designated as the owner in the contract.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, in order to receive that day’s accumulation unit values.

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading. Valuations for any date other than a valuation date will be determined on the next valuation date.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

110	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account R, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2007. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account R which are included in the Statement of Additional Information.

The Separate Account commenced operations on March 8, 2004. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB with LB or EB	LB or EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Core Equity VIP Series	2007	$1,851,303	$22,819	$922	$32,947	$116,809	$5,766	$129,334	$4,219
	2006	974,695	17,682	114	15,381	102,827	6,047	86,308	3,106
	2005	243,591	2,928	118	14,346	104,930	6,276	9,537	3,402
	2004	78,510	858	118	19,433	50,977	221	—	—
RS S&P 500 Index VIP Series	2007	2,454,813	62,908	6,037	131,060	98,755	8,958	100,702	5,538
	2006	1,993,947	64,390	6,643	125,643	99,801	9,282	85,440	5,222
	2005	1,041,208	60,327	7,809	127,068	98,762	9,596	33,273	5,635
	2004	295,705	14,346	4,220	61,258	39,499	1,653	—	—
RS Asset Allocation VIP Series	2007	289,597	2,750	—	7,533	10,343	202	1,280	—
	2006	267,084	2,839	—	6,268	10,825	203	1,450	—
	2005	249,896	485	—	6,214	10,685	225	123	—
	2004	60,852	480	—	6,933	6,699	227	—	—
RS High Yield Bond VIP Series	2007	581,455	33,061	3,899	6,375	46,748	—	24,362	—
	2006	533,052	27,121	4,189	2,413	48,410	—	12,387	—
	2005	398,091	17,588	4,463	2,659	48,708	87	1,134	—
	2004	140,339	4,790	2,366	618	9,771	88	—	—
RS Low Duration Bond VIP Series	2007	381,767	5,409	5,899	169,041	16,326	16,267	9,335	5,975
	2006	342,669	5,546	2,616	137,880	18,627	15,894	8,211	6,145
	2005	252,819	3,153	2,476	118,321	18,098	16,094	6,803	7,687
	2004	88,034	5	2,468	60,386	17,330	10,313	—	—
RS Large Cap Value VIP Series	2007	331,284	17,664	—	20,650	18,460	1,134	23,099	—
	2006	283,735	16,493	—	19,311	20,413	1,164	20,141	—
	2005	144,200	6,225	—	15,055	24,543	3,646	6,482	—
	2004	71,988	—	—	7,106	7,452	3,767	—	—
RS Partners VIP Series	2007	295,864	8,649	36	25,481	27,205	4,187	16,477	29
	2006	237,522	7,959	38	20,559	30,848	4,002	12,679	31
	2005	159,704	7,759	38	18,724	35,582	9,267	2,470	32
	2004	59,028	2,379	40	14,467	10,684	6,726	—	—
RS Small Cap Core Equity VIP Series	2007	707,055	39,159	—	44,630	82,566	7,455	45,061	3,580
	2006	637,371	34,272	—	31,187	80,717	7,360	33,555	3,476
	2005	471,914	32,171	—	33,345	78,710	7,839	10,882	3,641
	2004	208,448	14,111	—	24,772	25,421	4,095	—	—
RS International Growth VIP Series	2007	2,241,625	59,562	4,188	78,100	105,513	5,250	152,882	5,534
	2006	1,668,512	51,997	3,971	57,212	95,953	5,500	121,190	5,040
	2005	687,277	35,683	4,146	46,852	82,927	5,911	33,179	5,228
	2004	165,355	10,120	3,144	23,453	26,788	525	—	—
RS Emerging Markets VIP Series	2007	899,693	33,892	2,211	31,045	70,976	2,175	47,430	2,736
	2006	822,326	39,864	2,838	25,335	78,158	2,828	35,130	2,745
	2005	471,485	22,071	4,038	22,070	56,304	2,895	9,547	2,932
	2004	170,484	5,103	3,197	12,508	23,487	64	—	—
RS Investment Quality Bond VIP Series	2007	10,119,353	216,472	16,604	260,362	129,524	13,634	573,406	15,164
	2006	6,236,027	181,723	16,412	133,154	134,074	13,098	382,539	13,215
	2005	2,133,752	71,274	17,291	101,950	123,491	12,820	100,933	12,312
	2004	235,550	14,374	10,472	61,249	40,739	1,644	—	—

APPENDIX	PROSPECTUS	111

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB with LB or EB	LB or EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS MidCap Opportunities VIP Series	2007	$1,465	$—	$—	$143	$—	$—	$—	$—
RS Global Natural Resources VIP Series	2007	22,253	—	—	—	1,656	—	3,671	—
RS Value VIP Series	2007	1,836	—	—	73	626	—	825	—
RS Equity Dividend VIP Series	2007	26,668	—	—	—	—	—	—	—
The Information Age VIP Series	2007	29,498	—	—	—	—	—	2,157	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	2007	2,158,072	55,282	898	17,788	55,745	—	27,262	—
	2006	1,439,914	19,064	919	11,392	67,649	—	22,999	—
	2005	871,346	22,137	1,522	4,151	62,954	—	9,919	—
	2004	684,740	4,827	1,013	4,077	89,377	—	—	—
Gabelli Capital Asset Fund	2007	734,844	57,795	134	81,169	156,022	2,118	26,521	447
	2006	634,033	60,877	128	65,417	146,629	2,196	23,743	458
	2005	465,804	37,543	122	68,006	138,833	2,772	13,657	504
	2004	219,705	8,966	117	41,301	60,623	2,843	—	—
Value Line Centurion Fund	2007	89,532	10,675	—	86	9,829	3,692	13,598	—
	2006	75,145	10,395	—	88	9,798	3,821	14,023	—
	2005	58,465	54	—	91	10,330	3,835	1,732	—
	2004	23,402	—	—	94	3,212	935	—	—
Value Line Strategic Asset Management Trust	2007	531,767	12,393	1,059	27,970	86,141	4,152	41,988	2,014
	2006	534,336	12,294	1,106	29,019	89,366	4,301	44,594	2,269
	2005	448,645	12,335	1,116	25,453	77,048	4,437	10,553	2,527
	2004	149,875	11,245	155	20,805	20,094	2,611	—	—
AIM V.I. Capital Appreciation Fund Series II	2007	1,000,933	18,587	—	29,061	27,140	116	34,962	—
	2006	878,470	23,283	—	24,582	27,916	118	26,762	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II	2007	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	74,789	126	—	9,785	4,525	—	12	—
	2004	46,215	—	—	2,824	1,355	—	—	—
AIM V.I. Growth Fund Series II	2007	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	329,814	8,563	—	9,951	20,957	3,489	12,555	—
	2004	19,079	—	—	6,944	128	3,495	—	—
AIM V.I. Basic Value Fund Series II	2007	175,389	17	—	4,546	56,610	—	6,093	—
	2006	168,038	8	—	4,137	57,940	—	7,190	—
	2005	160,795	—	—	2,586	57,582	—	4,390	—
	2004	79,970	—	—	—	35,458	—	—	—
AIM V.I. Government Securities Fund Series II	2007	354,442	8,513	4,807	32,195	26,365	3,245	6,247	—
	2006	318,502	7,465	4,976	29,490	19,063	3,122	2,840	—
	2005	297,438	6,953	6,295	24,408	14,551	2,965	1,400	—
	2004	60,077	1,024	5,248	17,518	3,149	2,759	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	2007	142,817	10,645	—	3,498	17,792	—	4,318	—
	2006	130,394	10,900	—	3,053	21,449	—	3,601	—
	2005	100,823	8,873	—	2,614	20,325	—	1,212	—
	2004	32,597	2,245	—	715	7,875	—	—	—
AIM V.I. Core Equity Fund Series II	2007	17,388	674	1,347	896	3,479	—	6	—
	2006	15,496	622	1,385	869	4,012	—	—	—
	2005	19,926	—	2,075	1,210	3,791	—	—	—
	2004	16,528	—	1,038	1,440	3,368	—	—	—
Alger American Leveraged Allcap Portfolio Class S	2007	172,713	1,007	—	1,025	2,836	—	3,759	—
	2006	28,130	1,008	—	1,125	439	—	3,161	—
	2005	13,031	416	—	212	—	—	3	—
	2004	—	—	—	—	—	—	—	—

112	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB with LB or EB	LB or EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
AllianceBernstein Growth & Income Portfolio Class B	2007	$240,477	$7,014	$804	$9,600	$25,672	$7,127	$18,286	$5,636
	2006	214,856	5,936	849	9,627	26,539	7,414	12,620	2,382
	2005	174,925	4,874	1,495	8,584	25,676	8,242	7,354	2,651
	2004	109,696	1,246	1,041	4,088	10,206	740	—	—
AllianceBernstein Large Cap Growth Portfolio Class B	2007	151,628	5,692	—	6,694	17,646	—	6,052	—
	2006	129,178	5,280	—	4,203	17,974	—	2,409	—
	2005	93,045	2,940	—	3,502	18,652	—	2,390	—
	2004	59,024	—	—	2,522	14,482	—	—	—
AllianceBernstein Global Technology Portfolio Class B	2007	137,896	879	—	4,733	4,195	—	1,761	—
	2006	112,327	854	—	2,406	4,374	—	929	—
	2005	50,834	—	—	2,051	1,820	—	823	—
	2004	26,158	—	—	1,213	36	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B	2007	364,956	5,277	1,096	29,708	51,413	5,327	14,299	1,576
	2006	551,465	4,070	1,230	25,770	79,551	5,250	9,785	1,587
	2005	515,114	2,398	1,387	27,560	73,150	6,039	3,426	1,627
	2004	222,969	543	—	13,619	31,627	936	—	—
AllianceBernstein Value Portfolio Class B	2007	173,598	2,222	—	10,274	22,943	4,296	71,816	—
	2006	181,806	2,778	—	8,000	22,949	4,343	30,000	—
	2005	106,013	1,677	—	6,576	21,538	4,700	16,686	—
	2004	49,625	829	—	5,593	5,448	5,383	—	—
Davis Financial Portfolio	2007	127,117	2,022	—	907	274	—	3,218	417
	2006	96,027	1,584	—	648	263	—	256	428
	2005	34,678	2,824	—	—	—	—	—	477
	2004	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2007	271,167	17,487	299	27,334	21,714	—	18,692	7,391
	2006	271,468	17,621	—	11,594	24,982	—	13,090	5,651
	2005	108,294	4,775	—	6,260	9,120	—	8,331	6,190
	2004	—	—	—	—	—	—	—	—
Davis Value Portfolio	2007	3,117,480	51,492	408	70,092	75,475	6,547	294,415	432
	2006	2,084,907	39,756	—	33,009	54,692	6,896	226,126	456
	2005	581,839	19,960	—	17,085	22,123	—	64,036	471
	2004	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2007	372,703	5,941	950	11,871	31,698	—	11,466	434
	2006	339,771	5,989	1,003	14,377	20,564	—	6,681	458
	2005	272,063	6,585	1,020	15,203	21,189	60	715	473
	2004	135,816	6,377	—	8,083	7,268	61	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2007	6,537,522	144,412	10,845	305,685	223,371	13,866	540,570	13,813
	2006	3,977,456	129,574	10,927	194,854	220,424	14,431	318,391	7,789
	2005	1,848,988	79,739	11,785	144,183	181,285	15,247	87,060	8,091
	2004	642,126	32,224	6,563	60,465	60,439	15,297	—	—
Fidelity VIP Equity-Income Portfolio Service Class 2	2007	1,407,816	51,855	110	84,143	134,713	10,737	83,322	—
	2006	1,197,335	47,956	112	58,277	140,745	10,953	62,073	—
	2005	743,976	28,223	115	56,359	138,484	11,205	30,740	—
	2004	256,930	13,327	116	39,692	71,568	914	—	—
Fidelity VIP Growth Portfolio Service Class 2	2007	209,551	3,156	—	12,979	18,243	3,663	7,270	—
	2006	167,230	3,159	—	14,400	19,473	3,715	1,974	—
	2005	136,709	2,157	—	14,153	19,649	6,014	1,923	—
	2004	79,835	—	—	10,854	4,397	6,748	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2007	3,955,216	30,213	7,957	179,342	28,774	18,016	246,972	12,840
	2006	1,891,488	17,237	7,501	104,161	28,410	17,422	140,539	8,383
	2005	354,383	8,725	7,068	82,207	22,129	17,232	4,492	7,591
	2004	81,598	—	4,347	39,683	11,896	6,151	—	—

APPENDIX	PROSPECTUS	113

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB with LB or EB	LB or EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Fidelity VIP Mid Cap Portfolio Service Class 2	2007	$2,411,472	$81,026	$3,669	$96,606	$209,596	$14,466	$257,130	$5,591
	2006	1,705,321	66,224	3,857	65,220	223,511	15,197	133,951	5,996
	2005	1,088,794	45,443	4,321	58,321	192,001	16,633	68,341	6,224
	2004	454,147	15,769	2,009	36,499	80,183	9,826	—	—
Templeton Growth Securities Fund Class 2	2007	619,792	16,852	70	14,408	30,305	2,686	31,519	—
	2006	578,425	12,712	67	11,901	31,449	2,693	19,388	—
	2005	470,342	9,413	75	10,951	35,089	1,129	11,927	—
	2004	178,837	1,962	78	6,154	23,999	1,135	—	—
Franklin Rising Dividends Securities Fund Class 2	2007	1,724,660	27,372	967	53,914	110,184	7,692	108,514	187
	2006	914,126	21,137	1,134	29,874	115,992	7,373	35,667	221
	2005	542,038	12,123	1,327	28,851	110,709	5,859	9,180	257
	2004	209,089	2,771	229	13,838	65,738	2,573	—	—
Franklin Small Cap Value Securities Fund Class 2	2007	1,239,653	30,998	—	49,912	92,198	2,883	55,031	3,678
	2006	581,871	22,669	—	13,761	97,672	2,835	17,376	—
	2005	270,878	11,149	—	13,314	87,034	2,838	4,048	—
	2004	91,134	2,358	—	8,631	45,422	—	—	—
MFS Bond Series Service Class	2007	185,162	3,889	4,898	91,657	43,192	2,267	12,794	4,557
	2006	185,842	7,248	2,976	65,028	33,053	2,259	9,945	4,293
	2005	177,308	6,304	3,000	48,722	26,808	359	139	3,499
	2004	52,457	5,288	—	27,135	10,076	340	—	—
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)	2007	16,675	175	—	905	—	—	—	—
	2006	13,819	94	—	1,031	—	—	—	—
	2005	12,250	8	—	1,074	307	—	—	—
	2004	3,878	—	—	1,705	309	—	—	—
MFS Emerging Growth Series Service Class	2007	80,333	282	—	7,091	6,085	—	1,119	—
	2006	70,127	282	—	3,975	5,829	—	179	—
	2005	38,836	245	—	2,888	5,275	—	84	—
	2004	11,726	—	—	1,024	2,463	—	—	—
MFS Investors Trust Series Service Class	2007	79,906	2,027	—	6,143	1,500	—	323	432
	2006	55,053	1,964	—	4,426	1,402	—	325	455
	2005	37,127	1,149	—	2,658	1,605	—	239	471
	2004	15,808	—	—	505	355	—	—	—
MFS New Discovery Series Service Class	2007	99,174	687	—	4,785	8,879	439	23,224	—
	2006	88,834	454	—	5,300	8,973	486	7,165	—
	2005	56,902	375	—	6,192	8,101	2,854	11,317	—
	2004	36,867	42	—	5,940	5,457	2,893	—	—
MFS Strategic Income Series Service Class	2007	94,884	76	—	4,154	14,926	5,480	2,517	—
	2006	70,746	76	—	4,833	17,197	5,735	3,806	—
	2005	43,657	34	—	5,651	15,785	5,970	2,454	—
	2004	8,678	—	—	5,837	7,549	231	—	—
MFS Total Return Series Service Class	2007	1,880,704	72,006	9,681	65,557	166,193	16,493	95,884	3,791
	2006	1,735,537	69,726	9,904	52,674	153,913	16,124	83,033	—
	2005	1,535,860	47,823	11,248	60,388	138,717	15,008	46,773	—
	2004	501,500	28,435	5,967	42,328	67,322	2,666	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2007	310,777	14,496	182	47,396	22,467	3,114	4,529	10,216
	2006	267,461	14,568	179	47,058	25,844	2,997	4,793	5,069
	2005	232,084	3,696	173	41,137	26,106	3,384	1,275	4,574
	2004	63,425	—	167	20,485	15,722	3,189	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2007	750,404	22,527	1,919	31,869	56,845	11,444	43,304	420
	2006	704,133	23,243	1,987	30,376	49,918	11,920	30,495	443
	2005	507,315	20,299	2,065	28,575	46,011	12,408	16,587	458
	2004	154,814	6,853	2,060	8,666	11,704	5,367	—	—

114	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

Number of accumulation units outstanding at the end of the indicated period:

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB and LB or EB	LB or EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
RS Core Equity VIP Series	2007	$13.79	$13.69	$13.55	$13.66	$13.52	$13.39	$13.86	$13.77
	2006	12.15	12.08	11.99	12.06	11.97	11.89	12.25	12.20
	2005	10.51	10.47	10.42	10.46	10.41	10.36	10.63	10.61
	2004	10.23	10.21	10.19	10.21	10.18	10.16	—	—
RS S&P 500 Index VIP Series	2007	12.94	12.84	12.71	12.81	12.69	12.56	12.37	12.29
	2006	12.48	12.41	12.31	12.39	12.30	12.21	11.97	11.91
	2005	10.97	10.92	10.87	10.91	10.86	10.81	10.55	10.53
	2004	10.65	10.63	10.60	10.62	10.59	10.57	—	—
RS Asset Allocation VIP Series	2007	12.65	12.55	—	12.52	12.40	12.28	12.08	—
	2006	12.20	12.12	—	12.11	12.02	11.93	11.68	—
	2005	10.92	10.87	—	10.86	10.81	10.76	10.49	—
	2004	10.61	10.59	—	10.59	10.56	10.54	—	—
RS High Yield Bond VIP Series	2007	11.55	11.45	11.34	11.43	11.32	—	10.99	—
	2006	11.58	11.51	11.43	11.49	11.41	—	11.06	—
	2005	10.76	10.72	10.67	10.71	10.66	10.61	10.31	—
	2004	10.57	10.55	10.53	10.55	10.52	10.50	—	—
RS Low Duration Bond VIP Series	2007	10.55	10.46	10.36	10.44	10.34	10.24	10.63	10.55
	2006	10.15	10.09	10.01	10.07	10.00	9.92	10.25	10.21
	2005	9.89	9.85	9.81	9.84	9.80	9.75	10.03	10.01
	2004	9.91	9.89	9.87	9.89	9.87	9.84	—	—
RS Large Cap Value VIP Series	2007	13.79	13.68	—	13.65	13.52	13.39	12.44	—
	2006	13.94	13.86	—	13.84	13.74	13.64	12.62	—
	2005	11.96	11.91	—	11.90	11.84	11.79	10.86	—
	2004	11.07	—	—	11.04	11.02	10.99	—	—
RS Partners VIP Series	2007	12.06	11.97	11.85	11.94	11.83	11.71	11.05	10.98
	2006	12.49	12.42	12.33	12.40	12.31	12.22	11.48	11.43
	2005	11.59	11.55	11.49	11.54	11.48	11.42	10.69	10.67
	2004	11.29	11.27	11.24	11.26	11.23	11.21	—	—
RS Small Cap Core Equity VIP Series	2007	12.67	12.57	—	12.55	12.43	12.30	12.70	12.61
	2006	12.23	12.16	—	12.14	12.05	11.97	12.29	12.24
	2005	10.59	10.55	—	10.54	10.49	10.44	10.68	10.66
	2004	10.73	10.71	—	10.71	10.68	10.66	—	—
RS International Growth VIP Series	2007	17.40	17.26	17.09	17.22	17.06	16.89	15.52	15.42
	2006	15.35	15.26	15.14	15.23	15.12	15.01	13.73	13.67
	2005	12.62	12.57	12.51	12.55	12.49	12.43	11.32	11.30
	2004	11.03	11.01	10.99	11.01	10.98	10.96	—	—
RS Emerging Markets VIP Series	2007	30.46	30.22	29.92	30.16	29.86	29.57	25.63	25.46
	2006	21.26	21.13	20.98	21.10	20.95	20.79	17.94	17.86
	2005	15.84	15.78	15.70	15.76	15.68	15.61	13.41	13.38
	2004	11.44	11.42	11.39	11.41	11.38	11.36	—	—
RS Investment Quality Bond VIP Series	2007	11.01	10.92	10.81	10.90	10.79	10.69	10.81	10.74
	2006	10.52	10.45	10.38	10.44	10.36	10.29	10.36	10.32
	2005	10.24	10.20	10.15	10.19	10.14	10.09	10.12	10.10
	2004	10.15	10.13	10.11	10.13	10.11	10.08	—	—
RS MidCap Opportunities VIP Series	2007	9.80	—	—	9.79	—	—	—	—
RS Global Natural Resources VIP Series	2007	10.68	—	—	—	10.66	—	10.67	—
RS Value VIP Series	2007	9.43	—	—	9.42	9.41	—	9.42	—
RS Equity Dividend VIP Series	2007	9.34	—	—	—	—	—	—	—
The Information Age VIP Series	2007	10.33	—	—	—	—	—	10.31	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	2007	10.70	10.61	10.51	10.59	10.49	—	10.66	—
	2006	10.37	10.31	10.23	10.29	10.21	—	10.36	—
	2005	10.06	10.02	9.97	10.01	9.97	—	10.08	—
	2004	9.94	9.92	9.90	9.92	9.90	—	—	—

APPENDIX	PROSPECTUS	115

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB and LB or EB	LB or EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
Gabelli Capital Asset Fund	2007	$14.14	$14.03	$13.89	$14.00	$13.86	$13.73	$13.29	$13.20
	2006	13.15	13.07	12.97	13.05	12.95	12.86	12.39	12.34
	2005	10.94	10.90	10.84	10.89	10.83	10.78	10.35	10.33
	2004	10.88	10.86	10.83	10.85	10.83	10.80	—	—
Value Line Centurion Fund	2007	14.04	13.93	—	13.90	13.76	13.63	13.43	—
	2006	11.80	11.73	—	11.71	11.63	11.54	11.32	—
	2005	11.53	11.48	—	11.47	11.42	11.36	11.10	—
	2004	10.72	—	—	10.70	10.67	10.64	—	—
Value Line Strategic Asset Management Trust	2007	14.05	13.94	13.81	13.92	13.78	13.64	12.90	12.81
	2006	12.37	12.30	12.21	12.28	12.19	12.10	11.39	11.34
	2005	11.75	11.70	11.64	11.69	11.63	11.58	10.84	10.82
	2004	10.93	10.91	10.88	10.90	10.88	10.85	—	—
AIM V.I. Capital Appreciation Fund Series II	2007	12.43	12.33	—	12.31	12.19	12.07	12.53	—
	2006	11.29	11.22	—	11.20	11.12	11.04	11.41	—
	2005	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II	2007	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	11.06	11.01	—	11.00	10.95	—	10.80	—
	2004	10.63	—	—	10.61	10.58	—	—	—
AIM V.I. Growth Fund Series II	2007	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—
	2005	10.74	10.70	—	10.69	10.63	10.58	10.89	—
	2004	10.17	—	—	10.14	10.12	10.10	—	—
AIM V.I. Basic Value Fund Series II	2007	12.28	—	—	12.16	12.04	—	11.65	—
	2006	12.29	—	—	12.20	12.11	—	11.70	—
	2005	11.05	—	—	10.99	10.94	—	10.54	—
	2004	10.63	—	—	—	10.58	—	—	—
AIM V.I. Government Securities Fund Series II	2007	10.67	10.58	10.48	10.56	10.46	10.35	10.62	—
	2006	10.20	10.14	10.07	10.13	10.05	9.98	10.19	—
	2005	10.02	9.98	9.93	9.97	9.92	9.88	10.04	—
	2004	10.03	10.01	9.99	10.00	9.98	9.96	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	2007	13.60	13.49	—	13.46	13.33	—	12.37	—
	2006	12.62	12.55	—	12.53	12.44	—	11.52	—
	2005	11.54	11.50	—	11.49	11.43	—	10.57	—
	2004	10.92	10.90	—	10.89	10.87	—	—	—
AIM V.I. Core Equity Fund Series II	2007	12.77	12.67	12.54	12.64	12.52	—	12.59	—
	2006	12.01	11.94	11.85	11.92	11.83	—	—	—
	2005	10.60	—	10.51	10.55	10.50	—	—	—
	2004	10.21	—	10.16	10.18	10.16	—	—	—
Alger American Leveraged Allcap Portfolio Class S	2007	17.90	17.80	—	17.78	17.66	—	17.75	—
	2006	13.64	13.59	—	13.58	13.52	—	13.57	—
	2005	11.63	11.61	—	11.61	—	—	11.61	—
	2004	—	—	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B	2007	13.21	13.10	12.98	13.08	12.95	12.82	12.30	12.22
	2006	12.78	12.71	12.61	12.69	12.59	12.50	11.94	11.89
	2005	11.09	11.04	10.99	11.03	10.98	10.93	10.39	10.37
	2004	10.76	10.73	10.71	10.73	10.70	10.68	—	—
AllianceBernstein Large Cap Growth Portfolio Class B	2007	12.85	12.75	—	12.72	12.60	—	13.29	—
	2006	11.48	11.41	—	11.39	11.31	—	11.91	—
	2005	11.72	11.67	—	11.66	11.61	—	12.20	—
	2004	10.36	—	—	10.33	10.31	—	—	—
AllianceBernstein Global Technology Portfolio Class B	2007	12.19	12.09	—	12.07	11.95	—	14.20	—
	2006	10.32	10.25	—	10.24	10.16	—	12.06	—
	2005	9.66	—	—	9.61	9.56	—	11.32	—
	2004	9.45	—	—	9.43	9.41	—	—	—

116	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB and LB or EB	LB or EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
AllianceBernstein Real Estate Investment Portfolio Class B	2007	$16.43	$16.30	$16.14	$16.27	$16.11	$15.95	$13.28	$13.19
	2006	19.56	19.44	19.30	19.41	19.27	19.13	15.86	15.79
	2005	14.71	14.66	14.58	14.64	14.57	14.50	11.97	11.94
	2004	13.40	13.38	—	13.37	13.34	13.31	—	—
AllianceBernstein Value Portfolio Class B	2007	12.66	12.56	—	12.54	12.41	12.29	11.74	—
	2006	13.41	13.33	—	13.31	13.21	13.11	12.46	—
	2005	11.24	11.20	—	11.19	11.13	11.08	10.48	—
	2004	10.81	10.79	—	10.79	10.76	10.74	—	—
Davis Financial Portfolio	2007	12.00	11.93	—	11.92	11.84	—	11.90	11.82
	2006	12.96	12.91	—	12.90	12.85	—	12.89	12.84
	2005	11.10	11.08	—	—	—	—	—	11.05
	2004	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2007	13.26	13.19	13.10	13.17	13.08	—	13.15	13.06
	2006	15.92	15.87	—	15.85	15.79	—	15.84	15.77
	2005	12.02	12.01	—	12.00	11.98	—	12.00	11.98
	2004	—	—	—	—	—	—	—	—
Davis Value Portfolio	2007	12.65	12.58	12.49	12.56	12.47	12.39	12.54	12.46
	2006	12.26	12.22	—	12.21	12.16	12.11	12.20	12.15
	2005	10.82	10.80	—	10.80	10.78	—	10.80	10.78
	2004	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2007	12.51	12.42	12.29	12.39	12.27	—	12.40	12.32
	2006	11.68	11.61	11.53	11.59	11.51	—	11.61	11.56
	2005	10.63	10.59	10.54	10.58	10.53	10.48	10.60	10.58
	2004	10.22	10.20	—	10.20	10.17	10.15	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2007	16.28	16.15	15.99	16.12	15.96	15.80	14.48	14.39
	2006	14.08	14.00	13.89	13.98	13.87	13.77	12.57	12.51
	2005	12.82	12.77	12.71	12.76	12.70	12.64	11.48	11.46
	2004	11.15	11.13	11.11	11.13	11.10	11.07	—	—
Fidelity VIP Equity-Income Portfolio Service Class 2	2007	13.20	13.10	12.97	13.07	12.95	12.82	12.45	—
	2006	13.23	13.15	13.06	13.13	13.04	12.94	12.51	—
	2005	11.19	11.15	11.10	11.14	11.09	11.03	10.62	—
	2004	10.76	10.74	10.71	10.73	10.71	10.68	—	—
Fidelity VIP Growth Portfolio Service Class 2	2007	13.04	12.93	—	12.91	12.78	12.65	14.20	—
	2006	10.44	10.38	—	10.37	10.29	10.21	11.41	—
	2005	9.94	9.90	—	9.89	9.85	9.80	10.89	—
	2004	9.56	—	—	9.54	9.52	9.50	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2007	10.74	10.66	10.55	10.64	10.53	10.43	10.58	10.51
	2006	10.47	10.41	10.34	10.40	10.32	10.24	10.35	10.30
	2005	10.21	10.17	10.12	10.16	10.11	10.06	10.11	10.10
	2004	10.16	—	10.12	10.14	10.11	10.09	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2007	17.44	17.31	17.14	17.27	17.10	16.93	14.47	14.38
	2006	15.35	15.26	15.14	15.23	15.12	15.01	12.77	12.72
	2005	13.85	13.80	13.73	13.79	13.72	13.65	11.56	11.54
	2004	11.91	11.89	11.86	11.88	11.86	11.83	—	—
Templeton Growth Securities Fund Class 2	2007	14.43	14.31	14.17	14.28	14.14	14.00	12.76	—
	2006	14.30	14.22	14.11	14.20	14.09	13.99	12.69	—
	2005	11.91	11.87	11.81	11.86	11.80	11.74	10.60	—
	2004	11.11	11.08	11.06	11.08	11.05	11.03	—	—
Franklin Rising Dividends Securities Fund Class 2	2007	12.24	12.14	12.02	12.12	12.00	11.88	11.58	11.50
	2006	12.76	12.69	12.59	12.67	12.57	12.48	12.11	12.06
	2005	11.06	11.01	10.96	11.00	10.95	10.89	10.52	10.51
	2004	10.85	10.83	10.80	10.82	10.79	10.77	—	—
Franklin Small Cap Value Securities Fund Class 2	2007	14.15	14.04	—	14.01	13.87	13.74	11.98	11.90
	2006	14.71	14.62	—	14.60	14.49	14.39	12.49	—
	2005	12.76	12.71	—	12.70	12.64	12.57	10.86	—
	2004	11.90	11.88	—	11.88	11.85	—	—	—

APPENDIX	PROSPECTUS	117

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
GMDB = Guaranteed Minimum Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB and LB or EB	LB or EB	CAEDB or LB and EB	CAEDB and LB or EB	GMDB	GMDB and LB or EB
MFS Bond Series Service Class	2007	$10.75	$10.66	$10.56	$10.64	$10.54	$10.43	$10.50	$10.43
	2006	10.49	10.43	10.35	10.41	10.34	10.26	10.29	10.24
	2005	10.26	10.22	10.17	10.21	10.16	10.11	10.09	10.07
	2004	10.28	10.26	—	10.26	10.23	10.21	—	—
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)	2007	12.91	12.81	—	12.78	—	—	—	—
	2006	11.82	11.75	—	11.73	—	—	—	—
	2005	10.56	10.52	—	10.51	10.46	—	—	—
	2004	10.56	—	—	10.54	10.51	—	—	—
MFS Emerging Growth Series Service Class	2007	14.31	14.19	—	14.16	14.03	—	14.30	—
	2006	12.01	11.94	—	11.92	11.83	—	12.04	—
	2005	11.32	11.28	—	11.27	11.21	—	11.39	—
	2004	10.55	—	—	10.52	10.50	—	—	—
MFS Investors Trust Series Service Class	2007	13.62	13.51	—	13.49	13.35	—	12.82	12.73
	2006	12.56	12.49	—	12.47	12.38	—	11.86	11.81
	2005	11.31	11.26	—	11.25	11.20	—	10.71	10.69
	2004	10.72	—	—	10.70	10.67	—	—	—
MFS New Discovery Series Service Class	2007	11.07	10.99	—	10.96	10.86	10.75	12.72	—
	2006	10.99	10.92	—	10.91	10.83	10.75	12.66	—
	2005	9.87	9.83	—	9.82	9.78	9.73	11.41	—
	2004	9.54	9.52	—	9.52	9.49	9.47	—	—
MFS Strategic Income Series Service Class	2007	11.19	11.10	—	11.08	10.97	10.86	10.76	—
	2006	10.98	10.91	—	10.90	10.82	10.74	10.59	—
	2005	10.47	10.43	—	10.42	10.37	10.32	10.13	—
	2004	10.45	—	—	10.43	10.40	10.38	—	—
MFS Total Return Series Service Class	2007	12.22	12.13	12.01	12.10	11.98	11.87	11.42	11.34
	2006	11.93	11.86	11.78	11.85	11.76	11.67	11.18	—
	2005	10.85	10.81	10.75	10.80	10.74	10.69	10.20	—
	2004	10.73	10.71	10.68	10.70	10.68	10.65	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2007	11.10	11.01	10.90	10.99	10.88	10.77	10.83	10.75
	2006	10.52	10.46	10.38	10.44	10.37	10.29	10.30	10.25
	2005	10.35	10.31	10.26	10.30	10.25	10.20	10.16	10.15
	2004	10.17	—	10.13	10.15	10.12	10.10	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2007	13.75	13.64	13.50	13.61	13.48	13.35	12.39	12.30
	2006	13.61	13.53	13.43	13.51	13.41	13.31	12.30	12.24
	2005	11.90	11.86	11.80	11.85	11.79	11.73	10.79	10.77
	2004	11.01	10.99	10.96	10.98	10.96	10.93	—	—

118	PROSPECTUS	APPENDIX

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account R of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2008

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account R (marketed under the name “The Guardian Investor Asset Builder”) dated May 1, 2008.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-014515    5/04

B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account R (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2007, 2006 and 2005, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $48,660,683, $50,194,953 and $43,957,484, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the payment is due.

Determination of the First Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no

B-2

transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable annuity payments will decrease.

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

B-3

TAX QUALIFIED DISTRIBUTIONS UNDER THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

The requirements for tax qualified distributions under the Guaranteed Minimum Withdrawal Benefit Riders are as follows:

Your GWA and LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to one of the following tax-qualified distribution programs:

1.	Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401 (a) (9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403 (b)), an individual retirement account (Code Section 408 (a)), or an individual retirement annuity (Code Section 408 (b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401 (a) (9) (B) (iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

2.	Distributions intended to satisfy the exception under Code Section 72(t) (2) (A) (iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72 (t) (1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and his or her designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 Internal Revenue Bulletin 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider); or

3.	Distributions intended to satisfy the exception under Code Section 72 (q) (2) (D) from the 10% additional tax on early distributions form nonqualified annuity contracts imposed by Code Section 72 (q) (1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the beneficiary or the joint lives (or joint life expectancies) of such beneficiary and his or her designated beneficiary, provided, however, that the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by the Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider).

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates under 1, 2 or 3 above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made form the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

B-4

CALCULATION OF YIELD QUOTATIONS FOR THE RS MONEY MARKET VIP SERIES INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2007 was 3.92%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2007 was 3.93%.

The current and effective yields of the RS Money Market VIP Series Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The consolidated balance sheets of GIAC as of December 31, 2007 and 2006 and the related consolidated statements of income and comprehensive income, of changes in stockholders’s equity and of cash flows for each of the three years in the period ended December 31,2007 and the statement of assets and liabilities of Separate Account R as of December 31, 2007 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2007, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-5

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT R

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series

Assets:
Shares owned in underlying fund	778,125	3,468,241
Net asset value per share (NAV)	38.43	10.71

Total Assets (Shares x NAV)	$29,903,340	$37,144,864

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	24,045	33,968

Net Assets	$29,879,295	$37,110,896

Net Assets: Regular Contract
Contract Value in accumulation period	$25,536,272	$31,764,503

Net Assets	$25,536,272	$31,764,503
Units Outstanding	1,851,303	2,454,813
Unit Value (accumulation)	$13.79	$12.94

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$312,283	$807,607

Net Assets	$312,283	$807,607
Units Outstanding	22,819	62,908
Unit Value (accumulation)	$13.69	$12.84

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$12,488	$76,746

Net Assets	$12,488	$76,746
Units Outstanding	922	6,037
Unit Value (accumulation)	$13.55	$12.71

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$449,990	$1,679,204

Net Assets	$449,990	$1,679,204
Units Outstanding	32,947	131,060
Unit Value (accumulation)	$13.66	$12.81

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$1,579,693	$1,252,851

Net Assets	$1,579,693	$1,252,851
Units Outstanding	116,809	98,755
Unit Value (accumulation)	$13.52	$12.69

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$77,216	$112,529

Net Assets	$77,216	$112,529
Units Outstanding	5,766	8,958
Unit Value (accumulation)	$13.39	$12.56

See notes to financial statements.

B-6

Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series

370,537	1,018,423	647,206	458,870	414,501	999,244	1,905,586
10.65	7.90	9.91	12.60	10.95	11.82	24.09

$3,946,218	$8,045,541	$6,413,809	$5,781,767	$4,538,783	$11,811,063	$45,905,557

8,765	15,698	5,621	9,643	8,150	18,853	35,817

$3,937,453	$8,029,843	$6,408,188	$5,772,124	$4,530,633	$11,792,210	$45,869,740

$3,662,426	$6,713,260	$4,026,136	$4,568,526	$3,568,963	$8,961,561	$38,994,818

$3,662,426	$6,713,260	$4,026,136	$4,568,526	$3,568,963	$8,961,561	$38,994,818
289,597	581,455	381,767	331,284	295,864	707,055	2,241,625
$12.65	$11.55	$10.55	$13.79	$12.06	$12.67	$17.40

$34,507	$378,700	$56,595	$241,672	$103,505	$492,410	$1,027,974

$34,507	$378,700	$56,595	$241,672	$103,505	$492,410	$1,027,974
2,750	33,061	5,409	17,664	8,649	39,159	59,562
$12.55	$11.45	$10.46	$13.68	$11.97	$12.57	$17.26

$—	$44,220	$61,113	$—	$429	$—	$71,570

$—	$44,220	$61,113	$—	$429	$—	$71,570
—	3,899	5,899	—	36	—	4,188
$—	$11.34	$10.36	$—	$11.85	$—	$17.09

$94,332	$72,881	$1,765,190	$281,976	$304,357	$560,101	$1,345,257

$94,332	$72,881	$1,765,190	$281,976	$304,357	$560,101	$1,345,257
7,533	6,375	169,041	20,650	25,481	44,630	78,100
$12.52	$11.43	$10.44	$13.65	$11.94	$12.55	$17.22

$128,250	$529,170	$168,806	$249,583	$321,752	$1,026,000	$1,799,565

$128,250	$529,170	$168,806	$249,583	$321,752	$1,026,000	$1,799,565
10,343	46,748	16,326	18,460	27,205	82,566	105,513
$12.40	$11.32	$10.34	$13.52	$11.83	$12.43	$17.06

$2,478	$—	$166,545	$15,182	$49,027	$91,725	$88,663

$2,478	$—	$166,545	$15,182	$49,027	$91,725	$88,663
202	—	16,267	1,134	4,187	7,455	5,250
$12.28	$—	$10.24	$13.39	$11.71	$12.30	$16.89

B-7

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

Assets:
Shares owned in underlying fund	1,121,524	10,479,041
Net asset value per share (NAV)	29.44	11.95

Total Assets (Shares x NAV)	$33,017,656	$125,224,543

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	32,675	101,142

Net Assets	$32,984,981	$125,123,401

Net Assets: Regular Contract
Contract Value in accumulation period	$27,404,501	$111,394,422

Net Assets	$27,404,501	$111,394,422
Units Outstanding	899,693	10,119,353
Unit Value (accumulation)	$30.46	$11.01

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$1,024,212	$2,364,184

Net Assets	$1,024,212	$2,364,184
Units Outstanding	33,892	216,472
Unit Value (accumulation)	$30.22	$10.92

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$66,148	$179,560

Net Assets	$66,148	$179,560
Units Outstanding	2,211	16,604
Unit Value (accumulation)	$29.92	$10.81

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$936,338	$2,837,902

Net Assets	$936,338	$2,837,902
Units Outstanding	31,045	260,362
Unit Value (accumulation)	$30.16	$10.90

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$2,119,655	$1,397,910

Net Assets	$2,119,655	$1,397,910
Units Outstanding	70,976	129,524
Unit Value (accumulation)	$29.86	$10.79

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$64,303	$145,702

Net Assets	$64,303	$145,702
Units Outstanding	2,175	13,634
Unit Value (accumulation)	$29.57	$10.69

See notes to financial statements.

B-8

Investment Divisions
RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	The Information Age VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

1,607	29,520	3,351	26,847	31,534	2,506,553	798,646
9.86	10.75	9.49	9.35	10.39	10.00	18.66

$15,844	$317,337	$31,804	$251,017	$327,642	$25,065,526	$14,902,731

85	921	131	1,840	794	249,596	13,725

$15,759	$316,416	$31,673	$249,177	$326,848	$24,815,930	$14,889,006

$14,355	$237,761	$17,316	$249,177	$304,598	$23,082,581	$10,389,469

$14,355	$237,761	$17,316	$249,177	$304,598	$23,082,581	$10,389,469
1,465	22,253	1,836	26,668	29,498	2,158,072	734,844
$9.80	$10.68	$9.43	$9.34	$10.33	$10.70	$14.14

$—	$—	$—	$—	$—	$586,635	$810,691

$—	$—	$—	$—	$—	$586,635	$810,691
—	—	—	—	—	55,282	57,795
$—	$—	$—	$—	$—	$10.61	$14.03

$—	$—	$—	$—	$—	$9,431	$1,860

$—	$—	$—	$—	$—	$9,431	$1,860
—	—	—	—	—	898	134
$—	$—	$—	$—	$—	$10.51	$13.89

$1,404	$—	$691	$—	$—	$188,385	$1,136,312

$1,404	$—	$691	$—	$—	$188,385	$1,136,312
143	—	73	—	—	17,788	81,169
$9.79	$—	$9.42	$—	$—	$10.59	$14.00

$—	$17,653	$5,893	$—	$—	$584,579	$2,162,725

$—	$17,653	$5,893	$—	$—	$584,579	$2,162,725
—	1,656	626	—	—	55,745	156,022
$—	$10.66	$9.41	$—	$—	$10.49	$13.86

$—	$—	$—	$—	$—	$—	$29,075

$—	$—	$—	$—	$—	$—	$29,075
—	—	—	—	—	—	2,118
$—	$—	$—	$—	$—	$—	$13.73

B-9

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

Assets:
Shares owned in underlying fund	85,234	417,206
Net asset value per share (NAV)	21.36	23.67

Total Assets (Shares x NAV)	$1,820,589	$9,875,268

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	5,083	14,600

Net Assets	$1,815,506	$9,860,668

Net Assets: Regular Contract
Contract Value in accumulation period	$1,256,870	$7,473,233

Net Assets	$1,256,870	$7,473,233
Units Outstanding	89,532	531,767
Unit Value (accumulation)	$14.04	$14.05

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$148,674	$172,789

Net Assets	$148,674	$172,789
Units Outstanding	10,675	12,393
Unit Value (accumulation)	$13.93	$13.94

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$—	$14,618

Net Assets	$—	$14,618
Units Outstanding	—	1,059
Unit Value (accumulation)	$—	$13.81

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$1,202	$389,217

Net Assets	$1,202	$389,217
Units Outstanding	86	27,970
Unit Value (accumulation)	$13.90	$13.92

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$135,283	$1,186,899

Net Assets	$135,283	$1,186,899
Units Outstanding	9,829	86,141
Unit Value (accumulation)	$13.76	$13.78

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$50,312	$56,650

Net Assets	$50,312	$56,650
Units Outstanding	3,692	4,152
Unit Value (accumulation)	$13.63	$13.64

See notes to financial statements.

B-10

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Leveraged Allcap Class S	Alliance Bernstein Growth & Income Class B

477,282	235,963	409,771	167,981	10,680	60,665	157,056
28.95	12.62	11.99	14.45	28.88	54.57	26.55

$13,817,306	$2,977,859	$4,913,156	$2,427,319	$308,448	$3,310,501	$4,169,845

20,293	9,009	8,833	4,199	6,080	4,270	11,797

$13,797,013	$2,968,850	$4,904,323	$2,423,120	$302,368	$3,306,231	$4,158,048

$12,440,128	$2,153,955	$3,780,526	$1,941,824	$221,985	$3,091,341	$3,176,291

$12,440,128	$2,153,955	$3,780,526	$1,941,824	$221,985	$3,091,341	$3,176,291
1,000,933	175,389	354,442	142,817	17,388	172,713	240,477
$12.43	$12.28	$10.67	$13.60	$12.77	$17.90	$13.21

$229,195	$209	$90,090	$143,597	$8,541	$17,929	$91,916

$229,195	$209	$90,090	$143,597	$8,541	$17,929	$91,916
18,587	17	8,513	10,645	674	1,007	7,014
$12.33	$12.18	$10.58	$13.49	$12.67	$17.80	$13.10

$—	$—	$50,365	$—	$16,893	$—	$10,431

$—	$—	$50,365	$—	$16,893	$—	$10,431
—	—	4,807	—	1,347	—	804
$—	$—	$10.48	$—	$12.54	$—	$12.98

$357,640	$55,284	$340,026	$47,094	$11,324	$18,219	$125,548

$357,640	$55,284	$340,026	$47,094	$11,324	$18,219	$125,548
29,061	4,546	32,195	3,498	896	1,025	9,600
$12.31	$12.16	$10.56	$13.46	$12.64	$17.78	$13.08

$330,710	$681,618	$275,711	$237,180	$43,545	$50,070	$332,454

$330,710	$681,618	$275,711	$237,180	$43,545	$50,070	$332,454
27,140	56,610	26,365	17,792	3,479	2,836	25,672
$12.19	$12.04	$10.46	$13.33	$12.52	$17.66	$12.95

$1,397	$—	$33,604	$—	$—	$—	$91,387

$1,397	$—	$33,604	$—	$—	$—	$91,387
116	—	3,245	—	—	—	7,127
$12.07	$—	$10.35	$—	$—	$—	$12.82

B-11

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

Assets:
Shares owned in underlying fund	80,780	91,948
Net asset value per share (NAV)	29.96	20.31

Total Assets (Shares x NAV)	$2,420,173	$1,867,458

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	10,962	6,477

Net Assets	$2,409,211	$1,860,981

Net Assets: Regular Contract
Contract Value in accumulation period	$1,948,324	$1,680,716

Net Assets	$1,948,324	$1,680,716
Units Outstanding	151,628	137,896
Unit Value (accumulation)	$12.85	$12.19

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$72,567	$10,625

Net Assets	$72,567	$10,625
Units Outstanding	5,692	879
Unit Value (accumulation)	$12.75	$12.09

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$85,165	$57,118

Net Assets	$85,165	$57,118
Units Outstanding	6,694	4,733
Unit Value (accumulation)	$12.72	$12.07

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$222,307	$50,130

Net Assets	$222,307	$50,130
Units Outstanding	17,646	4,195
Unit Value (accumulation)	$12.60	$11.95

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

See notes to financial statements.

B-12

Investment Divisions
Alliance Bernstein Real Estate Investment Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

477,071	257,198	113,053	421,832	3,158,515	348,013	4,591,489
16.20	13.79	14.27	11.45	14.48	15.65	27.46

$7,728,549	$3,546,767	$1,613,268	$4,829,970	$45,735,291	$5,446,403	$126,082,297

11,717	10,347	6,461	10,082	43,556	13,097	98,471

$7,716,832	$3,536,420	$1,606,807	$4,819,888	$45,691,735	$5,433,306	$125,983,826

$5,996,172	$2,198,220	$1,525,297	$3,596,196	$39,422,511	$4,664,271	$106,409,350

$5,996,172	$2,198,220	$1,525,297	$3,596,196	$39,422,511	$4,664,271	$106,409,350
364,956	173,598	127,117	271,167	3,117,480	372,703	6,537,522
$16.43	$12.66	$12.00	$13.26	$12.65	$12.51	$16.28

$86,014	$27,916	$24,128	$230,645	$647,611	$73,765	$2,332,058

$86,014	$27,916	$24,128	$230,645	$647,611	$73,765	$2,332,058
5,277	2,222	2,022	17,487	51,492	5,941	144,412
$16.30	$12.56	$11.93	$13.19	$12.58	$12.42	$16.15

$17,686	$—	$—	$3,917	$5,092	$11,675	$173,405

$17,686	$—	$—	$3,917	$5,092	$11,675	$173,405
1,096	—	—	299	408	950	10,845
$16.14	$—	$—	$13.10	$12.49	$12.29	$15.99

$483,305	$128,813	$10,808	$360,044	$880,335	$147,095	$4,926,618

$483,305	$128,813	$10,808	$360,044	$880,335	$147,095	$4,926,618
29,708	10,274	907	27,334	70,092	11,871	305,685
$16.27	$12.54	$11.92	$13.17	$12.56	$12.39	$16.12

$828,173	$284,830	$3,248	$284,067	$941,508	$388,935	$3,564,612

$828,173	$284,830	$3,248	$284,067	$941,508	$388,935	$3,564,612
51,413	22,943	274	21,714	75,475	31,698	223,371
$16.11	$12.41	$11.84	$13.08	$12.47	$12.27	$15.96

$84,966	$52,808	$—	$—	$81,113	$—	$219,106

$84,966	$52,808	$—	$—	$81,113	$—	$219,106
5,327	4,296	—	—	6,547	—	13,866
$15.95	$12.29	$—	$—	$12.39	$—	$15.80

B-13

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

Assets:
Shares owned in underlying fund	989,110	76,011
Net asset value per share (NAV)	23.57	44.65

Total Assets (Shares x NAV)	$23,313,315	$3,393,896

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	21,283	3,996

Net Assets	$23,292,032	$3,389,900

Net Assets: Regular Contract
Contract Value in accumulation period	$18,589,496	$2,731,629

Net Assets	$18,589,496	$2,731,629
Units Outstanding	1,407,816	209,551
Unit Value (accumulation)	$13.20	$13.04

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$679,331	$40,815

Net Assets	$679,331	$40,815
Units Outstanding	51,855	3,156
Unit Value (accumulation)	$13.10	$12.93

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$1,424	$—

Net Assets	$1,424	$—
Units Outstanding	110	—
Unit Value (accumulation)	$12.97	$—

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$1,100,146	$167,519

Net Assets	$1,100,146	$167,519
Units Outstanding	84,143	12,979
Unit Value (accumulation)	$13.07	$12.91

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$1,744,005	$233,157

Net Assets	$1,744,005	$233,157
Units Outstanding	134,713	18,243
Unit Value (accumulation)	$12.95	$12.78

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$137,632	$46,353

Net Assets	$137,632	$46,353
Units Outstanding	10,737	3,663
Unit Value (accumulation)	$12.82	$12.65

See notes to financial statements.

B-14

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

3,839,661	1,488,243	674,273	1,290,543	1,213,468	339,047	13,922
12.54	35.63	15.44	19.27	17.10	11.51	17.07

$48,149,347	$53,026,099	$10,410,769	$24,868,772	$20,750,304	$3,902,426	$237,646

43,442	39,153	13,311	22,955	15,963	8,194	8,558

$48,105,905	$52,986,946	$10,397,458	$24,845,817	$20,734,341	$3,894,232	$229,088

$42,490,779	$42,064,907	$8,941,246	$21,105,241	$17,543,259	$1,989,662	$215,284

$42,490,779	$42,064,907	$8,941,246	$21,105,241	$17,543,259	$1,989,662	$215,284
3,955,216	2,411,472	619,792	1,724,660	1,239,653	185,162	16,675
$10.74	$17.44	$14.43	$12.24	$14.15	$10.75	$12.91

$322,017	$1,402,257	$241,196	$332,326	$435,223	$41,459	$2,242

$322,017	$1,402,257	$241,196	$332,326	$435,223	$41,459	$2,242
30,213	81,026	16,852	27,372	30,998	3,889	175
$10.66	$17.31	$14.31	$12.14	$14.04	$10.66	$12.81

$83,979	$62,864	$986	$11,629	$—	$51,700	$—

$83,979	$62,864	$986	$11,629	$—	$51,700	$—
7,957	3,669	70	967	—	4,898	—
$10.55	$17.14	$14.17	$12.02	$—	$10.56	$—

$1,907,715	$1,668,596	$205,806	$653,279	$699,392	$975,217	$11,562

$1,907,715	$1,668,596	$205,806	$653,279	$699,392	$975,217	$11,562
179,342	96,606	14,408	53,914	49,912	91,657	905
$10.64	$17.27	$14.28	$12.12	$14.01	$10.64	$12.78

$303,065	$3,584,581	$428,632	$1,321,969	$1,279,233	$455,038	$—

$303,065	$3,584,581	$428,632	$1,321,969	$1,279,233	$455,038	$—
28,774	209,596	30,305	110,184	92,198	43,192	—
$10.53	$17.10	$14.14	$12.00	$13.87	$10.54	$—

$187,896	$244,976	$37,612	$91,386	$39,604	$23,648	$—

$187,896	$244,976	$37,612	$91,386	$39,604	$23,648	$—
18,016	14,466	2,686	7,692	2,883	2,267	—
$10.43	$16.93	$14.00	$11.88	$13.74	$10.43	$—

B-15

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	MFS Emerging Growth Service Class	MFS Investor Trust Service Class

Assets:
Shares owned in underlying fund	56,831	52,570
Net asset value per share (NAV)	24.61	23.39

Total Assets (Shares x NAV)	$1,398,609	$1,229,619

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	9,979	1,449

Net Assets	$1,388,630	$1,228,170

Net Assets: Regular Contract
Contract Value in accumulation period	$1,149,169	$1,088,269

Net Assets	$1,149,169	$1,088,269
Units Outstanding	80,333	79,906
Unit Value (accumulation)	$14.31	$13.62

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$3,999	$27,391

Net Assets	$3,999	$27,391
Units Outstanding	282	2,027
Unit Value (accumulation)	$14.19	$13.51

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$100,437	$82,845

Net Assets	$100,437	$82,845
Units Outstanding	7,091	6,143
Unit Value (accumulation)	$14.16	$13.49

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$85,343	$20,028

Net Assets	$85,343	$20,028
Units Outstanding	6,085	1,500
Unit Value (accumulation)	$14.03	$13.35

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

See notes to financial statements.

B-16

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

95,711	131,280	1,318,373	481,949	589,370
16.31	10.40	21.44	9.51	21.31

$1,561,049	$1,365,317	$28,265,907	$4,583,332	$12,559,465

6,348	6,704	24,188	10,757	16,198

$1,554,701	$1,358,613	$28,241,719	$4,572,575	$12,543,267

$1,098,084	$1,061,440	$22,989,055	$3,448,100	$10,315,586

$1,098,084	$1,061,440	$22,989,055	$3,448,100	$10,315,586
99,174	94,884	1,880,704	310,777	750,404
$11.07	$11.19	$12.22	$11.10	$13.75

$7,551	$845	$873,249	$159,570	$307,233

$7,551	$845	$873,249	$159,570	$307,233
687	76	72,006	14,496	22,527
$10.99	$11.10	$12.13	$11.01	$13.64

$—	$—	$116,253	$1,986	$25,909

$—	$—	$116,253	$1,986	$25,909
—	—	9,681	182	1,919
$—	$—	$12.01	$10.90	$13.50

$52,456	$46,011	$793,465	$520,689	$433,784

$52,456	$46,011	$793,465	$520,689	$433,784
4,785	4,154	65,557	47,396	31,869
$10.96	$11.08	$12.10	$10.99	$13.61

$96,388	$163,702	$1,991,730	$244,400	$766,144

$96,388	$163,702	$1,991,730	$244,400	$766,144
8,879	14,926	166,193	22,467	56,845
$10.86	$10.97	$11.98	$10.88	$13.48

$4,716	$59,517	$195,711	$33,544	$152,716

$4,716	$59,517	$195,711	$33,544	$152,716
439	5,480	16,493	3,114	11,444
$10.75	$10.86	$11.87	$10.77	$13.35

B-17

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$1,792,852	$1,245,729

Net Assets	$1,792,852	$1,245,729
Units Outstanding	129,334	100,702
Unit Value (accumulation)	$13.86	$12.37

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$58,089	$68,040

Net Assets	$58,089	$68,040
Units Outstanding	4,219	5,538
Unit Value (accumulation)	$13.77	$12.29

Net Assets: Total
Contract Value in accumulation period	$29,818,883	$37,007,209
Contracts in Payout (annuitization) period	60,412	103,687

Net Assets	$29,879,295	$37,110,896

Cost Of Shares In Underlying Fund	$26,463,412	$33,204,704

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series

2007 Investment Income
Income:
Reinvested dividends	$268,846	$642,890
Expenses:
Mortality expense risk and administrative charges	338,178	520,697

Net investment income/(expense)	(69,332)	122,193

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	551,786	655,183
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	551,786	655,183
Net change in unrealized appreciation/(depreciation) of investments	1,806,488	347,649

Net realized and unrealized gain/(loss) from investments	2,358,274	1,002,832

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,288,942	$1,125,025

See notes to financial statements.

B-18

Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series

$15,460	$267,787	$99,192	$287,412	$182,144	$572,121	$2,372,861

$15,460	$267,787	$99,192	$287,412	$182,144	$572,121	$2,372,861
1,280	24,362	9,335	23,099	16,477	45,061	152,882
$12.08	$10.99	$10.63	$12.44	$11.05	$12.70	$15.52

$—	$—	$63,064	$—	$318	$45,147	$85,313

$—	$—	$63,064	$—	$318	$45,147	$85,313
—	—	5,975	—	29	3,580	5,534
$—	$—	$10.55	$—	$10.98	$12.61	$15.42

$3,937,453	$8,006,018	$6,406,641	$5,644,351	$4,530,495	$11,749,065	$45,786,021
—	23,825	1,547	127,773	138	43,145	83,719

$3,937,453	$8,029,843	$6,408,188	$5,772,124	$4,530,633	$11,792,210	$45,869,740

$3,579,895	$8,642,592	$6,429,954	$6,243,866	$5,299,389	$14,766,219	$37,836,076

Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series

$89,694	$624,072	$263,710	$84,926	$—	$100,577	$1,506,489

56,078	119,764	93,686	88,865	67,923	181,624	583,799

33,616	504,308	170,024	(3,939)	(67,923)	(81,047)	922,690

41,111	434	5,711	145,539	(75,899)	(25,386)	1,009,655
—	—	—	401,383	204,693	2,817,930	—

41,111	434	5,711	546,922	128,794	2,792,544	1,009,655
58,252	(545,367)	49,396	(621,117)	(253,655)	(2,399,941)	2,688,399

99,363	(544,933)	55,107	(74,195)	(124,861)	392,603	3,698,054

$132,979	$(40,625)	$225,131	$(78,134)	$(192,784)	$311,556	$4,620,744

B-19

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$1,215,743	$6,201,283

Net Assets	$1,215,743	$6,201,283
Units Outstanding	47,430	573,406
Unit Value (accumulation)	$25.63	$10.81

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$69,654	$162,877

Net Assets	$69,654	$162,877
Units Outstanding	2,736	15,164
Unit Value (accumulation)	$25.46	$10.74

Net Assets: Total
Contract Value in accumulation period	$32,900,554	$124,683,840
Contracts in Payout (annuitization) period	84,427	439,561

Net Assets	$32,984,981	$125,123,401

Cost Of Shares In Underlying Fund	$28,996,020	$125,058,018

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

2007 Investment Income
Income:
Reinvested dividends	$575,118	$5,590,268
Expenses:
Mortality expense risk and administrative charges	409,479	1,509,170

Net investment income/(expense)	165,639	4,081,098

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	2,962,614	(9,449)
Reinvested realized gain distributions	4,975,419	—

Net realized gain/(loss) on investments	7,938,033	(9,449)
Net change in unrealized appreciation/(depreciation) of investments	1,650,190	1,082,210

Net realized and unrealized gain/(loss) from investments	9,588,223	1,072,761

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,753,862	$5,153,859

See notes to financial statements.

B-20

Investment Divisions
RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	The Information Age VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$—	$39,175	$7,773	$—	$22,250	$290,488	$352,479

$—	$39,175	$7,773	$—	$22,250	$290,488	$352,479
—	3,671	825	—	2,157	27,262	26,521
$—	$10.67	$9.42	$—	$10.31	$10.66	$13.29

$—	$—	$—	$—	$—	$—	$5,902

$—	$—	$—	$—	$—	$—	$5,902
—	—	—	—	—	—	447
$—	$—	$—	$—	$—	$—	$13.20

$15,759	$294,589	$31,673	$249,177	$326,848	$24,742,099	$14,888,513
—	21,827	—	—	—	73,831	493

$15,759	$316,416	$31,673	$249,177	$326,848	$24,815,930	$14,889,006

$15,917	$309,509	$32,729	$266,543	$345,027	$25,065,526	$15,034,812

Investment Divisions
RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	The Information Age VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$—	$—	$—	$1,194	$—	$835,367	$70,680

85	921	131	1,840	794	306,752	226,826

(85)	(921)	(131)	(646)	(794)	528,615	(156,146)

4,128	2,652	—	—	(138)	—	274,491
—	—	3	1,350	—	—	1,125,720

4,128	2,652	3	1,350	(138)	—	1,400,211
(73)	7,828	(924)	(15,525)	(17,385)	—	(341,150)

4,055	10,480	(921)	(14,175)	(17,523)	—	1,059,061

$3,970	$9,559	$(1,052)	$(14,821)	$(18,317)	$528,615	$902,915

B-21

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$182,652	$541,466

Net Assets	$182,652	$541,466
Units Outstanding	13,598	41,988
Unit Value (accumulation)	$13.43	$12.90

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$—	$25,796

Net Assets	$—	$25,796
Units Outstanding	—	2,014
Unit Value (accumulation)	$—	$12.81

Net Assets: Total
Contract Value in accumulation period	$1,774,993	$9,860,668
Contracts in Payout (annuitization) period	40,513	—

Net Assets	$1,815,506	$9,860,668

Cost Of Shares In Underlying Fund	$1,697,157	$9,033,382

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

2007 Investment Income
Income:
Reinvested dividends	$—	$91,641
Expenses:
Mortality expense risk and administrative charges	26,742	151,721

Net investment income/(expense)	(26,742)	(60,080)

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	20,862	197,599
Reinvested realized gain distributions	121,062	1,048,251

Net realized gain/(loss) on investments	141,924	1,245,850
Net change in unrealized appreciation/(depreciation) of investments	151,460	19,380

Net realized and unrealized gain/(loss) from investments	293,384	1,265,230

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$266,642	$1,205,150

See notes to financial statements.

B-22

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Leveraged Allcap Class S	Alliance Bernstein Growth & Income Class B

$437,916	$71,003	$66,336	$53,425	$80	$66,731	$224,952

$437,916	$71,003	$66,336	$53,425	$80	$66,731	$224,952
34,962	6,093	6,247	4,318	6	3,759	18,286
$12.53	$11.65	$10.62	$12.37	$12.59	$17.75	$12.30

$—	$—	$—	$—	$—	$—	$68,866

$—	$—	$—	$—	$—	$—	$68,866
—	—	—	—	—	—	5,636
$—	$—	$—	$—	$—	$—	$12.22

$13,796,986	$2,962,069	$4,636,658	$2,423,120	$302,368	$3,244,290	$4,121,845
27	6,781	267,665	—	—	61,941	36,203

$13,797,013	$2,968,850	$4,904,323	$2,423,120	$302,368	$3,306,231	$4,158,048

$12,072,688	$2,846,811	$4,907,493	$2,296,503	$265,060	$2,924,198	$3,888,810

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Leveraged Allcap Class S	Alliance Bernstein Growth & Income Class B

$—	$10,280	$174,148	$1,180	$2,865	$—	$47,239

193,598	47,913	68,106	36,859	4,884	28,662	62,134

(193,598)	(37,633)	106,042	(35,679)	(2,019)	(28,662)	(14,895)

248,523	79,583	(5,454)	26,048	16,498	159,993	112,575
—	172,834	—	35,464	—	—	194,315

248,523	252,417	(5,454)	61,512	16,498	159,993	306,890
1,168,062	(221,937)	101,322	142,736	2,755	344,313	(170,897)

1,416,585	30,480	95,868	204,248	19,253	504,306	135,993

$1,222,987	$(7,153)	$201,910	$168,569	$17,234	$475,644	$121,098

B-23

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$80,462	$25,016

Net Assets	$80,462	$25,016
Units Outstanding	6,052	1,761
Unit Value (accumulation)	$13.29	$14.20

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract Value in accumulation period	$2,408,825	$1,823,605
Contracts in Payout (annuitization) period	386	37,376

Net Assets	$2,409,211	$1,860,981

Cost Of Shares In Underlying Fund	$2,094,188	$1,570,120

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

2007 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality expense risk and administrative charges	32,858	23,098

Net investment income/(expense)	(32,858)	(23,098)

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	94,946	86,295
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	94,946	86,295
Net change in unrealized appreciation/(depreciation) of investments	165,358	173,071

Net realized and unrealized gain/(loss) from investments	260,304	259,366

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$227,446	$236,268

See notes to financial statements.

B-24

Investment Divisions
Alliance Bernstein Real Estate Investment Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

$189,916	$842,880	$38,294	$245,870	$3,692,741	$142,216	$7,829,628

$189,916	$842,880	$38,294	$245,870	$3,692,741	$142,216	$7,829,628
14,299	71,816	3,218	18,692	294,415	11,466	540,570
$13.28	$11.74	$11.90	$13.15	$12.54	$12.40	$14.48

$20,795	$—	$4,924	$96,558	$5,383	$5,349	$198,706

$20,795	$—	$4,924	$96,558	$5,383	$5,349	$198,706
1,576	—	417	7,391	432	434	13,813
$13.19	$—	$11.82	$13.06	$12.46	$12.32	$14.39

$7,707,027	$3,535,467	$1,606,699	$4,817,297	$45,676,294	$5,433,306	$125,653,483
9,805	953	108	2,591	15,441	—	330,343

$7,716,832	$3,536,420	$1,606,807	$4,819,888	$45,691,735	$5,433,306	$125,983,826

$9,421,821	$3,519,062	$1,716,470	$7,447,457	$43,991,203	$5,026,640	$138,946,201

Investment Divisions
Alliance Bernstein Real Estate Investment Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

$146,476	$44,665	$18,809	$204,051	$528,981	$152,577	$877,421

173,027	57,638	22,646	87,040	573,298	77,212	1,494,446

(26,551)	(12,973)	(3,837)	117,011	(44,317)	75,365	(617,025)

(211,010)	106,728	47,133	66,550	462,132	69,377	1,123,048
2,112,764	102,021	93,027	1,495,160	1,773,057	181,997	29,924,977

1,901,754	208,749	140,160	1,561,710	2,235,189	251,374	31,048,025
(3,674,062)	(426,494)	(264,929)	(2,762,955)	(1,314,617)	(8,712)	(16,435,671)

(1,772,308)	(217,745)	(124,769)	(1,201,245)	920,572	242,662	14,612,354

$(1,798,859)	$(230,718)	$(128,606)	$(1,084,234)	$876,255	$318,027	$13,995,329

B-25

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$1,037,572	$103,211

Net Assets	$1,037,572	$103,211
Units Outstanding	83,322	7,270
Unit Value (accumulation)	$12.45	$14.20

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract Value in accumulation period	$23,289,606	$3,322,684
Contracts in Payout (annuitization) period	2,426	67,216

Net Assets	$23,292,032	$3,389,900

Cost Of Shares In Underlying Fund	$24,700,893	$2,629,014

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

2007 Investment Income
Income:
Reinvested dividends	$390,153	$9,451
Expenses:
Mortality expense risk and administrative charges	344,760	43,642

Net investment income/(expense)	45,393	(34,191)

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	299,031	114,980
Reinvested realized gain distributions	1,968,115	2,094

Net realized gain/(loss) on investments	2,267,146	117,074
Net change in unrealized appreciation/(depreciation) of investments	(2,448,745)	495,859

Net realized and unrealized gain/(loss) from investments	(181,599)	612,933

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(136,206)	$578,742

See notes to financial statements.

B-26

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

$2,613,962	$3,721,733	$402,101	$1,256,590	$659,110	$134,371	$—

$2,613,962	$3,721,733	$402,101	$1,256,590	$659,110	$134,371	$—
246,972	257,130	31,519	108,514	55,031	12,794	—
$10.58	$14.47	$12.76	$11.58	$11.98	$10.50	$—

$134,975	$80,380	$—	$2,152	$43,758	$47,533	$—

$134,975	$80,380	$—	$2,152	$43,758	$47,533	$—
12,840	5,591	—	187	3,678	4,557	—
$10.51	$14.38	$—	$11.51	$11.90	$10.43	$—

$48,044,388	$52,830,294	$10,257,579	$24,774,572	$20,699,579	$3,718,628	$229,088
61,517	156,652	139,879	71,245	34,762	175,604	—

$48,105,905	$52,986,946	$10,397,458	$24,845,817	$20,734,341	$3,894,232	$229,088

$47,239,346	$47,933,417	$9,531,483	$24,952,405	$21,878,963	$3,879,722	$213,784

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

$1,067,965	$216,937	$137,939	$487,050	$98,579	$118,200	$204

547,406	680,894	154,342	311,908	244,631	60,640	3,862

520,559	(463,957)	(16,403)	175,142	(146,052)	57,560	(3,658)

(29,901)	473,342	392,098	229,314	250,663	(44,865)	21,726
—	3,349,736	440,122	298,728	1,013,676	—	—

(29,901)	3,823,078	832,220	528,042	1,264,339	(44,865)	21,726
536,953	1,763,432	(772,715)	(1,876,392)	(2,268,627)	71,813	194

507,052	5,586,510	59,505	(1,348,350)	(1,004,288)	26,948	21,920

$1,027,611	$5,122,553	$43,102	$(1,173,208)	$(1,150,340)	$84,508	$18,262

B-27

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	MFS Emerging Growth Service Class	MFS Investor Trust Service Class

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$16,010	$4,140

Net Assets	$16,010	$4,140
Units Outstanding	1,119	323
Unit Value (accumulation)	$14.30	$12.82

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$—	$5,497

Net Assets	$—	$5,497
Units Outstanding	—	432
Unit Value (accumulation)	$—	$12.73

Net Assets: Total
Contract Value in accumulation period	$1,354,958	$1,228,170
Contracts in Payout (annuitization) period	33,672	—

Net Assets	$1,388,630	$1,228,170

Cost Of Shares In Underlying Fund	$1,209,795	$1,065,965

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	MFS Emerging Growth Service Class	MFS Investor Trust Service Class

2007 Investment Income
Income:
Reinvested dividends	$—	$6,095
Expenses:
Mortality expense risk and administrative charges	18,709	16,721

Net investment income/(expense)	(18,709)	(10,626)

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	121,951	26,564
Reinvested realized gain distributions	—	8,848

Net realized gain/(loss) on investments	121,951	35,412
Net change in unrealized appreciation/(depreciation) of investments	91,791	60,265

Net realized and unrealized gain/(loss) from investments	213,742	95,677

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$195,033	$85,051

See notes to financial statements.

B-28

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

$295,381	$27,098	$1,095,083	$49,043	$536,401

$295,381	$27,098	$1,095,083	$49,043	$536,401
23,224	2,517	95,884	4,529	43,304
$12.72	$10.76	$11.42	$10.83	$12.39

$—	$—	$43,003	$109,862	$5,167

$—	$—	$43,003	$109,862	$5,167
—	—	3,791	10,216	420
$—	$—	$11.34	$10.75	$12.30

$1,554,576	$1,358,613	$28,097,549	$4,567,194	$12,542,940
125	—	144,170	5,381	327

$1,554,701	$1,358,613	$28,241,719	$4,572,575	$12,543,267

$1,537,059	$1,351,320	$27,322,514	$4,446,782	$11,782,954

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

$—	$55,061	$629,096	$187,946	$167,744

23,971	19,919	419,352	66,257	193,598

(23,971)	35,142	209,744	121,689	(25,854)

64,730	(20,181)	118,149	(10,124)	183,474
112,457	—	655,757	—	451,760

177,187	(20,181)	773,906	(10,124)	635,234
(158,158)	6,239	(422,746)	116,436	(508,171)

19,029	(13,942)	351,160	106,312	127,063

$(4,942)	$21,200	$560,904	$228,001	$101,209

B-29

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$50,164	$74,439
Net realized gain/(loss) from sale of investments	74,400	153,185
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,427,515	2,905,866

Net increase/(decrease) resulting from operations	1,552,079	3,133,490

2006 Contract Transactions
Contract purchase payments	9,629,429	13,060,620
Transfers between investment divisions, net	(263,636)	(475,245)
Transfers on account of death	(12,120)	(159,407)
Transfer of annuity benefits, surrenders and partial withdrawals	(233,958)	(894,607)
Contract fees	(6,264)	(21,545)
Transfers–other	(8,830)	(28,109)

Net increase/(decrease) from contract transactions	9,104,621	11,481,707

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	10,656,700	14,615,197
Net Assets at December 31, 2005	4,044,480	15,235,550

Net Assets at December 31, 2006	$14,701,180	$29,850,747

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(69,332)	$122,193
Net realized gain/(loss) from sale of investments	551,786	655,183
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,806,488	347,649

Net increase/(decrease) resulting from operations	2,288,942	1,125,025

2007 Contract Transactions
Contract purchase payments	10,547,905	8,188,029
Transfers between investment divisions, net	3,114,691	(261,142)
Transfers on account of death	(251,760)	(348,285)
Transfer of annuity benefits, surrenders and partial withdrawals	(727,634)	(1,381,096)
Contract fees	(5,201)	(9,719)
Transfers–other	211,172	(52,663)

Net increase/(decrease) from contract transactions	12,889,173	6,135,124

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	15,178,115	7,260,149
Net Assets at December 31, 2006	14,701,180	29,850,747

Net Assets at December 31, 2007	$29,879,295	$37,110,896

See notes to financial statements.

B-30

Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series

$81,144	$382,891	$127,530	$(11,341)	$(42,801)	$(132,827)	$(94,070)
124,253	8,142	(8,569)	51,511	(514)	(48,497)	181,786
—	—	—	272,479	669,728	879,499	—
168,449	81,979	8,104	321,707	(387,851)	477,402	3,978,365

373,846	473,012	127,065	634,356	238,562	1,175,577	4,066,081

419,743	1,415,397	869,420	2,074,883	1,061,163	2,202,583	15,527,234
495,247	657,105	428,006	139,242	92,035	345,405	649,080
(29,121)	(60,506)	(24,267)	(85,386)	(79,377)	(7,953)	(79,384)
(655,965)	(286,098)	(187,324)	(73,992)	(106,562)	(340,757)	(845,339)
(6,111)	(8,486)	(7,688)	(4,775)	(6,658)	(15,682)	(18,380)
(469)	(1,233)	(1,633)	(10,261)	(1,381)	(2,892)	(13,333)

223,324	1,716,179	1,076,514	2,039,711	959,220	2,180,704	15,219,878

—	—	—	—	—	—	—

597,170	2,189,191	1,203,579	2,674,067	1,197,782	3,356,281	19,285,959
2,919,764	5,097,530	4,236,022	2,502,039	2,698,602	6,768,958	11,393,104

$3,516,934	$7,286,721	$5,439,601	$5,176,106	$3,896,384	$10,125,239	$30,679,063

$33,616	$504,308	$170,024	$(3,939)	$(67,923)	$(81,047)	$922,690
41,111	434	5,711	145,539	(75,899)	(25,386)	1,009,655
—	—	—	401,383	204,693	2,817,930	—
58,252	(545,367)	49,396	(621,117)	(253,655)	(2,399,941)	2,688,399

132,979	(40,625)	225,131	(78,134)	(192,784)	311,556	4,620,744

379,686	1,566,830	1,927,647	1,351,091	958,659	1,780,415	13,190,164
(3,913)	(214,841)	(636,825)	437,360	23,315	94,293	(803,894)
(3,410)	—	(9,515)	(762)	(751)	(9,349)	(195,228)
(105,040)	(599,136)	(576,432)	(1,109,234)	(160,612)	(556,446)	(1,658,400)
(1,840)	(2,190)	(1,515)	(2,089)	(1,756)	(4,079)	(9,922)
22,057	33,084	40,096	(2,214)	8,178	50,581	47,213

287,540	783,747	743,456	674,152	827,033	1,355,415	10,569,933

—	—	—	—	—	—	—

420,519	743,122	968,587	596,018	634,249	1,666,971	15,190,677
3,516,934	7,286,721	5,439,601	5,176,106	3,896,384	10,125,239	30,679,063

$3,937,453	$8,029,843	$6,408,188	$5,772,124	$4,530,633	$11,792,210	$45,869,740

B-31

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$(123,610)	$1,963,032
Net realized gain/(loss) from sale of investments	929,089	(14,151)
Reinvested realized gain distributions	3,053,885	2,266
Net change in unrealized appreciation/(depreciation) of investments	592,497	(235,730)

Net increase/(decrease) resulting from operations	4,451,861	1,715,417

2006 Contract Transactions
Contract purchase payments	5,283,168	47,292,907
Transfers between investment divisions, net	2,871,855	895,636
Transfers on account of death	(36,496)	(174,432)
Transfer of annuity benefits, surrenders and partial withdrawals	(559,758)	(1,293,992)
Contract fees	(19,106)	(18,922)
Transfers–other	2,415	(98,786)

Net increase/(decrease) from contract transactions	7,542,078	46,602,411

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	456,561

Total Increase/(Decrease) in Net Assets	11,993,939	48,774,389
Net Assets at December 31, 2005	9,331,269	26,770,455

Net Assets at December 31, 2006	$21,325,208	$75,544,844

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$165,639	$4,081,098
Net realized gain/(loss) from sale of investments	2,962,614	(9,449)
Reinvested realized gain distributions	4,975,419	—
Net change in unrealized appreciation/(depreciation) of investments	1,650,190	1,082,210

Net increase/(decrease) resulting from operations	9,753,862	5,153,859

2007 Contract Transactions
Contract purchase payments	3,789,629	46,937,304
Transfers between investment divisions, net	(366,839)	1,629,754
Transfers on account of death	(157,993)	(312,717)
Transfer of annuity benefits, surrenders and partial withdrawals	(2,080,880)	(3,486,530)
Contract fees	(9,302)	(17,875)
Transfers–other	731,296	(325,238)

Net increase/(decrease) from contract transactions	1,905,911	44,424,698

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	11,659,773	49,578,557
Net Assets at December 31, 2006	21,325,208	75,544,844

Net Assets at December 31, 2007	$32,984,981	$125,123,401

See notes to financial statements.

B-32

Investment Divisions
RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	The Information Age VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$—	$—	$—	$—	$—	$371,474	$(125,831)
—	—	—	—	—	—	88,844
—	—	—	—	—	—	1,496,878
—	—	—	—	—	—	377,144

—	—	—	—	—	371,474	1,837,035

—	—	—	—	—	21,979,158	2,513,892
—	—	—	—	—	(14,982,796)	464,761
—	—	—	—	—	(2,682)	(102,261)
—	—	—	—	—	(944,218)	(408,489)
—	—	—	—	—	(10,303)	(17,961)
—	—	—	—	—	(4,419)	(838)

—	—	—	—	—	6,034,740	2,449,104

—	—	—	—	—	(434,500)	—

—	—	—	—	—	5,971,714	4,286,139
—	—	—	—	—	9,856,883	7,926,843

$—	$—	$—	$—	$—	$15,828,597	$12,212,982

$(85)	$(921)	$(131)	$(646)	$(794)	$528,615	$(156,146)
4,128	2,652	—	—	(138)	—	274,491
—	—	3	1,350	—	—	1,125,720
(73)	7,828	(924)	(15,525)	(17,385)	—	(341,150)

3,970	9,559	(1,052)	(14,821)	(18,317)	528,615	902,915

15,845	156,551	26,439	—	133,715	17,882,375	2,869,863
(4,056)	149,874	6,286	244,533	211,619	1,934,702	(305,968)
—	—	—	—	—	(637,069)	(20,089)
—	(3,841)	—	—	—	(2,921,069)	(895,904)
—	—	—	—	(7)	(6,073)	(5,839)
—	4,273	—	19,465	(162)	(7,789,744)	131,046

11,789	306,857	32,725	263,998	345,165	8,463,122	1,773,109

—	—	—	—	—	(4,404)	—

15,759	316,416	31,673	249,177	326,848	8,987,333	2,676,024
—	—	—	—	—	15,828,597	12,212,982

$15,759	$316,416	$31,673	$249,177	$326,848	$24,815,930	$14,889,006

B-33

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$(16,433)	$(49,475)
Net realized gain/(loss) from sale of investments	6,806	85,710
Reinvested realized gain distributions	94,899	118,141
Net change in unrealized appreciation/(depreciation) of investments	(59,060)	242,125

Net increase/(decrease) resulting from operations	26,212	396,501

2006 Contract Transactions
Contract purchase payments	380,372	2,016,332
Transfers between investment divisions, net	125,063	21,624
Transfers on account of death	—	(72,536)
Transfer of annuity benefits, surrenders and partial withdrawals	(59,447)	(355,889)
Contract fees	(2,488)	(16,319)
Transfers–other	338	1,155

Net increase/(decrease) from contract transactions	443,838	1,594,367

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	470,050	1,990,868
Net Assets at December 31, 2005	856,469	6,814,630

Net Assets at December 31, 2006	$1,326,519	$8,805,498

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(26,742)	$(60,080)
Net realized gain/(loss) from sale of investments	20,862	197,599
Reinvested realized gain distributions	121,062	1,048,251
Net change in unrealized appreciation/(depreciation) of investments	151,460	19,380

Net increase/(decrease) resulting from operations	266,642	1,205,150

2007 Contract Transactions
Contract purchase payments	276,661	482,701
Transfers between investment divisions, net	(17,728)	(74,758)
Transfers on account of death	—	(19,573)
Transfer of annuity benefits, surrenders and partial withdrawals	(39,935)	(572,405)
Contract fees	(635)	(4,606)
Transfers–other	3,982	38,661

Net increase/(decrease) from contract transactions	222,345	(149,980)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	488,987	1,055,170
Net Assets at December 31, 2006	1,326,519	8,805,498

Net Assets at December 31, 2007	$1,815,506	$9,860,668

See notes to financial statements.

B-34

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Leveraged Allcap Class S	Alliance Bernstein Growth & Income Class B

$(128,737)	$(39,456)	$98,603	$(14,965)	$(1,893)	$(5,180)	$(13,477)
293,515	35,155	(22,085)	22,532	21,798	16,120	28,558
—	122,058	—	205,698	—	—	159,251
306,575	167,610	(5,230)	(49,647)	15,486	38,110	275,063

471,353	285,367	71,288	163,618	35,391	49,050	449,395

5,993,842	261,199	758,523	416,269	38,868	306,822	661,187
(354,615)	(26,002)	(304,144)	98,473	6,685	(49,373)	7,733
(19,559)	(8,267)	(13,092)	—	(46,097)	—	(4,002)
(120,119)	(77,706)	(122,705)	(85,888)	(52,737)	(2,319)	(123,777)
(6,593)	(5,333)	(3,671)	(3,841)	(417)	(284)	(4,526)
(16,938)	(245)	(16,846)	(43)	529	(471)	(2,808)

5,476,018	143,646	298,065	424,970	(53,169)	254,375	533,807

—	—	—	—	—	—	—

5,947,371	429,013	369,353	588,588	(17,778)	303,425	983,202
5,121,761	2,480,619	3,827,712	1,540,961	285,525	163,188	2,614,467

$11,069,132	$2,909,632	$4,197,065	$2,129,549	$267,747	$466,613	$3,597,669

$(193,598)	$(37,633)	$106,042	$(35,679)	$(2,019)	$(28,662)	$(14,895)
248,523	79,583	(5,454)	26,048	16,498	159,993	112,575
—	172,834	—	35,464	—	—	194,315
1,168,062	(221,937)	101,322	142,736	2,755	344,313	(170,897)

1,222,987	(7,153)	201,910	168,569	17,234	475,644	121,098

2,548,184	251,532	730,072	271,204	44,883	859,847	883,765
(600,713)	(35,093)	(54,912)	(26,982)	11,424	1,526,198	(252,301)
(19,544)	(25,606)	(2,562)	—	(2,009)	—	—
(258,524)	(117,921)	(169,868)	(139,529)	(36,182)	(67,684)	(185,818)
(3,750)	(1,337)	(1,172)	(1,261)	(233)	(630)	(1,777)
(160,759)	(5,204)	3,790	21,570	(496)	46,243	(4,588)

1,504,894	66,371	505,348	125,002	17,387	2,363,974	439,281

—	—	—	—	—	—	—

2,727,881	59,218	707,258	293,571	34,621	2,839,618	560,379
11,069,132	2,909,632	4,197,065	2,129,549	267,747	466,613	3,597,669

$13,797,013	$2,968,850	$4,904,323	$2,423,120	$302,368	$3,306,231	$4,158,048

B-35

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$(25,564)	$(14,342)
Net realized gain/(loss) from sale of investments	37,357	8,327
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(49,533)	84,593

Net increase/(decrease) resulting from operations	(37,740)	78,578

2006 Contract Transactions
Contract purchase payments	492,542	587,398
Transfers between investment divisions, net	(18,447)	112,882
Transfers on account of death	(11,287)	(22,077)
Transfer of annuity benefits, surrenders and partial withdrawals	(35,485)	(38,025)
Contract fees	(3,340)	(1,614)
Transfers–other	(299)	(175)

Net increase/(decrease) from contract transactions	423,684	638,389

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	385,944	716,967
Net Assets at December 31, 2005	1,436,715	541,635

Net Assets at December 31, 2006	$1,822,659	$1,258,602

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(32,858)	$(23,098)
Net realized gain/(loss) from sale of investments	94,946	86,295
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	165,358	173,071

Net increase/(decrease) resulting from operations	227,446	236,268

2007 Contract Transactions
Contract purchase payments	630,802	294,727
Transfers between investment divisions, net	(156,772)	115,862
Transfers on account of death	(717)	—
Transfer of annuity benefits, surrenders and partial withdrawals	(84,562)	(64,586)
Contract fees	(771)	(625)
Transfers–other	(28,874)	20,733

Net increase/(decrease) from contract transactions	359,106	366,111

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	586,552	602,379
Net Assets at December 31, 2006	1,822,659	1,258,602

Net Assets at December 31, 2007	$2,409,211	$1,860,981

See notes to financial statements.

B-36

Investment Divisions
Alliance Bernstein Real Estate Investment Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

$12,278	$(17,247)	$(4,538)	$70,164	$(58,309)	$4,362	$(168,045)
218,730	39,029	13,618	177,629	84,123	30,731	264,359
1,426,627	61,854	711	529,350	—	116,855	5,103,903
1,486,273	364,709	130,969	170,469	2,777,134	222,173	(567,623)

3,143,908	448,345	140,760	947,612	2,802,948	374,121	4,632,594

1,477,846	906,266	692,105	2,342,136	19,697,021	854,413	33,584,418
271,396	384,053	53,555	613,173	405,513	224,720	1,418,176
(55,283)	(50,637)	—	—	(65,758)	(17,737)	(124,233)
(840,918)	(99,277)	(21,933)	(128,629)	(496,475)	(259,910)	(1,694,179)
(14,100)	(4,486)	(584)	(2,443)	(6,839)	(9,053)	(66,476)
447	(1,506)	170	(1,169)	(23,372)	(136)	(31,738)

839,388	1,134,413	723,313	2,823,068	19,510,090	792,297	33,085,968

—	—	—	—	—	—	—

3,983,296	1,582,758	864,073	3,770,680	22,313,038	1,166,418	37,718,562
9,258,935	1,750,716	421,371	1,717,914	7,671,359	3,369,558	30,553,100

$13,242,231	$3,333,474	$1,285,444	$5,488,594	$29,984,397	$4,535,976	$68,271,662

$(26,551)	$(12,973)	$(3,837)	$117,011	$(44,317)	$75,365	$(617,025)
(211,010)	106,728	47,133	66,550	462,132	69,377	1,123,048
2,112,764	102,021	93,027	1,495,160	1,773,057	181,997	29,924,977
(3,674,062)	(426,494)	(264,929)	(2,762,955)	(1,314,617)	(8,712)	(16,435,671)

(1,798,859)	(230,718)	(128,606)	(1,084,234)	876,255	318,027	13,995,329

1,389,990	881,201	524,478	1,764,323	16,241,765	866,062	50,411,202
(4,401,600)	(251,908)	(62,577)	(1,098,295)	334,872	(41,388)	(2,780,468)
(5,432)	—	—	(121,960)	(499,079)	(40,024)	(574,644)
(743,170)	(188,700)	(56,681)	(862,288)	(1,193,160)	(341,693)	(3,674,337)
(4,246)	(1,120)	(567)	(2,461)	(7,136)	(3,054)	(23,088)
37,918	(5,809)	45,316	736,209	(46,179)	139,400	358,170

(3,726,540)	433,664	449,969	415,528	14,831,083	579,303	43,716,835

—	—	—	—	—	—	—

(5,525,399)	202,946	321,363	(668,706)	15,707,338	897,330	57,712,164
13,242,231	3,333,474	1,285,444	5,488,594	29,984,397	4,535,976	68,271,662

$7,716,832	$3,536,420	$1,606,807	$4,819,888	$45,691,735	$5,433,306	$125,983,826

B-37

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$216,714	$(28,725)
Net realized gain/(loss) from sale of investments	66,565	10,309
Reinvested realized gain distributions	1,964,458	—
Net change in unrealized appreciation/(depreciation) of investments	431,071	114,681

Net increase/(decrease) resulting from operations	2,678,808	96,265

2006 Contract Transactions
Contract purchase payments	6,585,420	372,950
Transfers between investment divisions, net	150,379	(888)
Transfers on account of death	(109,350)	—
Transfer of annuity benefits, surrenders and partial withdrawals	(487,370)	(69,352)
Contract fees	(19,232)	(3,739)
Transfers–other	(12,648)	(6)

Net increase/(decrease) from contract transactions	6,107,199	298,965

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	8,786,007	395,230
Net Assets at December 31, 2005	11,257,289	1,794,111

Net Assets at December 31, 2006	$20,043,296	$2,189,341

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$45,393	$(34,191)
Net realized gain/(loss) from sale of investments	299,031	114,980
Reinvested realized gain distributions	1,968,115	2,094
Net change in unrealized appreciation/(depreciation) of investments	(2,448,745)	495,859

Net increase/(decrease) resulting from operations	(136,206)	578,742

2007 Contract Transactions
Contract purchase payments	4,658,309	380,991
Transfers between investment divisions, net	256,149	312,944
Transfers on account of death	(22,839)	—
Transfer of annuity benefits, surrenders and partial withdrawals	(1,536,471)	(146,577)
Contract fees	(6,579)	(1,385)
Transfers–other	36,373	75,844

Net increase/(decrease) from contract transactions	3,384,942	621,817

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	3,248,736	1,200,559
Net Assets at December 31, 2006	20,043,296	2,189,341

Net Assets at December 31, 2007	$23,292,032	$3,389,900

See notes to financial statements.

B-38

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

$31,885	$(367,485)	$(16,884)	$(58,359)	$(71,004)	$71,471	$(2,534)
(4,121)	166,839	139,526	69,907	69,816	(20,106)	4,901
12,448	2,642,175	284,766	47,407	236,048	14,213	—
377,874	87,053	1,058,004	1,388,902	718,376	9,647	16,663

418,086	2,528,582	1,465,412	1,447,857	953,236	75,225	19,030

16,874,496	10,527,176	1,629,969	4,982,912	4,715,562	756,310	21,037
1,091,972	1,421,430	320,418	591,054	389,393	(222,121)	696
(3,043)	(132,524)	(108,503)	(115,074)	(41,746)	(16,967)	(3,551)
(336,513)	(953,372)	(225,004)	(360,233)	(157,838)	(62,630)	(4,237)
(5,837)	(37,620)	(16,703)	(16,816)	(10,593)	(4,546)	(236)
(2,988)	(9,709)	(8,218)	(5,284)	(6,427)	(11,039)	(242)

17,618,087	10,815,381	1,591,959	5,076,559	4,888,351	439,007	13,467

—	—	—	—	—	—	—

18,036,173	13,343,963	3,057,371	6,524,416	5,841,587	514,232	32,497
5,190,595	20,333,912	6,475,093	7,898,803	4,981,155	2,912,810	143,978

$23,226,768	$33,677,875	$9,532,464	$14,423,219	$10,822,742	$3,427,042	$176,475

$520,559	$(463,957)	$(16,403)	$175,142	$(146,052)	$57,560	$(3,658)
(29,901)	473,342	392,098	229,314	250,663	(44,865)	21,726
—	3,349,736	440,122	298,728	1,013,676	—	—
536,953	1,763,432	(772,715)	(1,876,392)	(2,268,627)	71,813	194

1,027,611	5,122,553	43,102	(1,173,208)	(1,150,340)	84,508	18,262

23,590,784	17,064,100	1,851,945	11,131,892	10,727,305	756,157	48,341
1,476,525	(771,710)	(684,322)	1,053,499	993,854	39,271	(6,145)
(251,801)	(253,836)	(71,506)	(30,074)	(101,043)	(26,661)	—
(959,367)	(2,117,695)	(480,504)	(844,989)	(617,652)	(284,467)	(7,093)
(4,467)	(12,160)	(3,639)	(3,786)	(3,477)	(1,050)	(162)
(148)	277,819	209,918	289,263	62,952	(100,568)	(590)

23,851,526	14,186,518	821,892	11,595,805	11,061,939	382,682	34,351

—	—	—	—	—	—	—

24,879,137	19,309,071	864,994	10,422,597	9,911,599	467,190	52,613
23,226,768	33,677,875	9,532,464	14,423,219	10,822,742	3,427,042	176,475

$48,105,905	$52,986,946	$10,397,458	$24,845,816	$20,734,341	$3,894,232	$229,088

B-39

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	MFS Emerging Growth Service Class	MFS Investor Trust Service Class

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$(12,808)	$(8,246)
Net realized gain/(loss) from sale of investments	14,765	6,443
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	40,174	71,347

Net increase/(decrease) resulting from operations	42,131	69,544

2006 Contract Transactions
Contract purchase payments	344,886	272,448
Transfers between investment divisions, net	60,905	(10,528)
Transfers on account of death	—	(3,684)
Transfer of annuity benefits, surrenders and partial withdrawals	(16,530)	(16,729)
Contract fees	(2,284)	(1,609)
Transfers–other	(260)	3

Net increase/(decrease) from contract transactions	386,717	239,901

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	428,848	309,445
Net Assets at December 31, 2005	535,181	488,297

Net Assets at December 31, 2006	$964,029	$797,742

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(18,709)	$(10,626)
Net realized gain/(loss) from sale of investments	121,951	26,564
Reinvested realized gain distributions	—	8,848
Net change in unrealized appreciation/(depreciation) of investments	91,791	60,265

Net increase/(decrease) resulting from operations	195,033	85,051

2007 Contract Transactions
Contract purchase payments	263,610	356,274
Transfers between investment divisions, net	9,369	53,109
Transfers on account of death	—	(41,920)
Transfer of annuity benefits, surrenders and partial withdrawals	(47,628)	(21,247)
Contract fees	(701)	(696)
Transfers–other	4,918	(143)

Net increase/(decrease) from contract transactions	229,568	345,377

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	424,601	430,428
Net Assets at December 31, 2006	964,029	797,742

Net Assets at December 31, 2007	$1,388,630	$1,228,170

See notes to financial statements.

B-40

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

$(17,836)	$26,193	$124,044	$84,375	$(64,901)
21,414	(2,633)	174,163	(15,181)	106,246
18,957	5,827	694,284	—	551,646
89,506	18,875	1,231,982	(5,276)	743,870

112,041	48,262	2,224,473	63,918	1,336,861

324,196	164,466	4,913,850	917,076	2,999,912
(30,144)	188,688	(534,447)	(111,106)	38,842
—	(16,447)	(182,198)	(57,601)	(38,701)
(34,104)	(31,409)	(1,187,580)	(175,779)	(291,731)
(2,342)	(2,050)	(32,987)	(5,164)	(15,385)
37	—	(2,186)	(178)	(4,671)

257,643	303,248	2,974,452	567,248	2,688,266

—	—	—	—	—

369,684	351,510	5,198,925	631,166	4,025,127
862,401	766,349	20,079,016	3,233,636	7,514,913

$1,232,085	$1,117,859	$25,277,941	$3,864,802	$11,540,040

$(23,971)	$35,142	$209,744	$121,689	$(25,854)
64,730	(20,181)	118,149	(10,124)	183,474
112,457	—	655,757	—	451,760
(158,158)	6,239	(422,746)	116,436	(508,171)

(4,942)	21,200	560,904	228,001	101,209

357,433	393,513	3,590,707	642,302	1,402,920
23,119	(13,278)	(121,788)	18,434	(20,840)
—	—	(40,340)	(2,627)	(125,958)
(48,443)	(104,263)	(1,367,327)	(214,074)	(547,668)
(526)	(376)	(9,304)	(1,319)	(4,240)
(4,025)	(56,042)	350,926	37,055	197,804

327,558	219,554	2,402,874	479,771	902,018

—	—	—	—	—

322,616	240,754	2,963,778	707,772	1,003,227
1,232,085	1,117,859	25,277,941	3,864,802	11,540,040

$1,554,701	$1,358,613	$28,241,719	$4,572,574	$12,543,267

B-41

THE GUARDIAN SEPARATE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS (December 31, 2007)

NOTE 1 — ORGANIZATION

The Guardian Separate Account R (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on March 12, 2003 and commenced operations on March 8, 2004. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, as selected by the contract owner. The contract owner may transfer his or her contract value among the fifty-two investment options within the Account. However, a contract owner may only invest in up to twenty investment options at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider or a Guaranteed Minimum Death Benefit Rider (GMDB) and elect a Living Benefit Rider and/or Earnings Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The fifty-two investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series

RS Investment Quality Bond VIP Series

RS MidCap Opportunities VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Equity Dividend VIP Series

The Information Age VIP Series

RS Money Market VIP Series (formerly RS Cash Management VIP Series)

Gabelli Capital Asset Fund (GCAF)

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Small Cap Core Equity VIP Series

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I Capital Appreciation Fund Series II

AIM V.I. Basic Value Fund Series II

AIM V.I. Government Securities Fund Series II

AIM V.I. Mid Cap Core Equity Fund Series II

AIM V.I. Core Equity Fund Series II

Alger American Leveraged Allcap Portfolio Class S

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Large Cap Growth Portfolio Class B

AllianceBernstein Global Technology Portfolio Class B

AllianceBernstein Real Estate Investment Portfolio Class B

AllianceBernstein Value Portfolio Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Templeton Growth Securities Fund Class 2

Franklin Rising Dividends Securities Fund Class 2

Franklin Small Cap Value Securities Fund Class 2

MFS Research Bond Series Service Class

MFS Core Equity Series Service Class (formerly
MFS Capital Opportunities Series Service Class)

MFS Emerging Growth Series Service Class

MFS Investors Trust Series Service Class

MFS New Discovery Series Service Class

MFS Strategic Income Series Service Class

MFS Total Return Series Service Class

Van Kampen Life Investment Trust Government Portfolio Class II

Van Kampen Life Investment Trust Growth & Income Portfolio Class II

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

B-42

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit and guaranteed minimum withdrawal benefit) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to contracts in the payout period are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables. The assumed investment return is 4.0% unless the annuitant elects otherwise, in which case the rate may vary, as regulated by the laws of respective states.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-43

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2007 were as follows:

	Purchases	Sales
RS Core Equity VIP Series	$14,781,881	$1,953,861
RS S&P 500 Index VIP Series	8,755,266	2,497,253
RS Asset Allocation VIP Series	568,721	251,489
RS High Yield Bond VIP Series	2,462,683	1,164,864
RS Low Duration Bond VIP Series	2,538,031	1,630,865
RS Large Cap Value VIP Series	2,446,828	1,376,367
RS Partners VIP Series	1,415,678	453,951
RS Small Cap Core Equity VIP Series	5,105,954	1,012,032
RS International Growth VIP Series	13,955,741	2,459,319
RS Emerging Markets VIP Series	14,271,616	7,215,168
RS Investment Quality Bond VIP Series	53,268,759	4,701,732
RS MidCap Opportunities VIP Series	165,845	154,056
RS Global Natural Resources VIP Series	339,237	32,380
RS Value VIP Series	32,729	—
RS Equity Dividend VIP Series	266,543	—
The Information Age VIP Series	368,029	22,864
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	28,971,367	19,924,939
Gabelli Capital Asset Fund	4,273,639	1,534,129
Value Line Centurion Fund	729,512	416,106
Value Line Strategic Asset Management Trust	1,788,537	948,624
AIM V.I. Capital Appreciation Fund Series II	2,622,091	1,307,198
AIM V.I. Basic Value Fund Series II	586,982	387,498
AIM V.I. Government Securities Fund Series II	983,467	373,972
AIM V.I. Mid Cap Core Equity Fund Series II	390,800	269,156
AIM V.I. Core Equity Fund Series II	79,718	59,466
Alger American Leveraged Allcap Portfolio Class S	3,067,535	733,562
AllianceBernstein Growth & Income Portfolio Class B	1,154,456	533,621
AllianceBernstein Large Cap Growth Portfolio Class B	773,670	444,564
AllianceBernstein Global Technology Portfolio Class B	719,714	373,603
AllianceBernstein Real Estate Investment Portfolio Class B	3,703,472	5,350,773
AllianceBernstein Value Portfolio Class B	1,111,564	591,214
Davis Financial Portfolio	752,569	210,763
Davis Real Estate Portfolio	4,431,166	2,406,427
Davis Value Portfolio	18,616,195	2,043,074
Fidelity VIP Balanced Portfolio Service Class 2	1,352,177	508,300
Fidelity VIP Contrafund Portfolio Service Class 2	76,533,930	3,464,696
Fidelity VIP Equity-Income Portfolio Service Class 2	7,291,871	1,888,662
Fidelity VIP Growth Portfolio Service Class 2	959,699	376,336
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	25,029,475	639,983
Fidelity VIP Mid Cap Portfolio Service Class 2	18,743,230	1,660,039
Templeton Growth Securities Fund Class 2	2,683,719	1,433,765
Franklin Rising Dividends Securities Fund Class 2	13,226,305	1,154,721
Franklin Small Cap Value Securities Fund Class 2	12,858,889	924,695
MFS Research Bond Series Service Class	1,058,597	617,716
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)	136,037	101,483
MFS Emerging Growth Series Service Class	674,385	454,818
MFS Investors Trust Series Service Class	446,213	105,894
MFS New Discovery Series Service Class	680,267	260,252
MFS Strategic Income Series Service Class	579,676	325,060
MFS Total Return Series Service Class	4,988,744	1,721,016
Van Kampen Life Investment Trust Government Portfolio Class II	1,055,688	447,971
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2,383,678	1,052,158

	$366,182,575	$79,972,455

B-44

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. These charges are assessed through redemption of units. For the years ended December 31, 2006 and 2007, contract fees amounted to $115,960 and $189,746, respectively.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.25% of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	7 Year Enhanced Death Benefit Rider (EDBR) with an annual rate of .20%;

b)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .45%;

c)	Contracts with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .25%;

d)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) or Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .50%;

e)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .75%

f)	Guaranteed Minimum Death Benefit (GMDB), with an annual rate of .30%

g)	Guaranteed Minimum Death Benefit (GMDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .55%

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis.

(3)	Additional optional benefit riders deducted from accumulation value as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50%.

b)	Annual Lifetime Focus Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .60% of adjusted Guaranteed Withdrawal Balance.

c)	Annual Lifetime Asset Access Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .60% of adjusted Guaranteed Withdrawal Balance.

d)	Annual Spousal Asset Access Guaranteed Minimum Withdrawal Benefit and Lifetime Focus Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .75% of adjusted Guaranteed Withdrawal Balance.

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Product Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. Effective

B-45

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

October 31, 2007, an accounting and administrative services agreement between GIS and RS Investments was terminated and RS Investments assumed responsibility for those functions. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

• RS Core Equity VIP Series	• RS Global Natural Resources VIP Series
• RS Partners VIP Series	• RS Value VIP Series
• RS Small Cap Core Equity VIP Series	• RS Equity Dividend VIP Series
• RS MidCap Opportunities VIP Series	• The Information Age VIP Series

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

• RS Asset Allocation VIP Series	• RS Low Duration Bond VIP Series
• RS Investment Quality Bond VIP Series	• RS Money Market VIP Series (formerly RS Cash Management VIP Series)
• RS High Yield Bond VIP Series
• RS S&P 500 Index VIP Series

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series	• RS Emerging Markets VIP Series

As sub-adviser, UBS Global AM provides day-to-day investment management services to the following fund, subject to RS Investments’ general oversight of UBS Global AM’s performance:

• RS Large Cap Value VIP Series

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Fund’s average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Core Equity VIP Series	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS Asset Allocation VIP Series	GIS	0.65%	0.6175%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Large Cap Value VIP Series	UBS Global AM	0.78%	0.7410%
RS Partners VIP Series	None	1.00%	N/A
RS Small Cap Core Equity VIP Series	None	0.75%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS MidCap Opportunities VIP Series	None	0.80%	N/A
RS Global Natural Resources VIP Series	None	1.00%	N/A
RS Value VIP Series	None	0.85%	N/A
RS Equity Dividend VIP Series	None	0.60%	N/A
The Information Age VIP Series	None	1.00%	N/A
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	GIS	0.45%	0.4275%

B-46

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with GCAF and earns fees of .40% of the average daily net assets. GIAC has administrative service fee agreements with AIM Advisors, Inc., Fred Alger Management, Inc., Alliance Capital Management LP, Davis Selected Advisers LP, Fidelity Management & Research Company, Franklin Advisory Services, LLC, MFS Investment Management, Templeton Global Advisers Limited, Value Line, Inc. and Van Kampen Asset Management which compensate GIAC for administrative services provided. These fees range from .05% to 1.00% of the average daily net assets. The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. These charges are assessed through a redemption in units and paid to GIAC during the first six contract years for both Single Purchase Payment Contract and Flexible Purchase Payment Contract. Each payment is subject to a contingent deferred sales charge for six years:

Numbers of Contract Years Completed	Contingent Deferred Sales Charge Percentage
0	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	0% and thereafter

For the years ended December 31, 2006 and 2007, contingent deferred sales charges were $428,032 and $816,137.

B-47

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The following represent amounts for year ending December 31, excluding the effects of the expenses of the underlying fund portfolios and charges made directly to contract owners accounts through redemption of units:

	2007			2006
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Core Equity VIP Series	1,036,926	78,967	957,959	869,563	48,531	821,032
RS S&P 500 Index VIP Series	640,160	161,757	478,403	1,140,550	133,860	1,006,690
RS Asset Allocation VIP Series	32,161	9,125	23,036	78,652	57,611	21,041
RS High Yield Bond VIP Series	136,826	68,498	68,328	190,094	35,252	154,842
RS Low Duration Bond VIP Series	189,327	116,896	72,431	149,369	37,232	112,137
RS Large Cap Value VIP Series	129,022	77,988	51,034	187,611	26,505	161,106
RS Partners VIP Series	81,258	16,968	64,290	106,911	26,849	80,062
RS Small Cap Core Equity VIP Series	153,191	51,623	101,568	228,705	39,269	189,436
RS International Growth VIP Series	805,789	162,510	643,279	1,183,093	74,921	1,108,172
RS Emerging Markets VIP Series	187,585	106,651	80,934	457,805	39,923	417,882
RS Investment Quality Bond VIP Series	4,650,851	416,574	4,234,277	4,695,683	159,264	4,536,419
RS MidCap Opportunities VIP Series	1,608	—	1,608	—	—	—
RS Global Natural Resources VIP Series	27,947	367	27,580	—	—	—
RS Value VIP Series	3,360	—	3,360	—	—	—
RS Equity Dividend VIP Series	26,668	—	26,668	—	—	—
The Information Age VIP Series	31,672	17	31,655	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	1,955,341	1,202,231	753,110	2,164,258	1,574,350	589,908
Gabelli Capital Asset Fund	207,968	82,399	125,569	264,870	58,630	206,240
Value Line Centurion Fund	21,409	7,267	14,142	44,688	5,925	38,763
Value Line Strategic Asset Management Trust	42,639	52,440	(9,801)	173,452	38,281	135,171
AIM V.I. Capital Appreciation Fund Series II	215,653	85,985	129,668	613,176	17,374	595,802
AIM V.I. Basic Value Fund Series II	19,924	14,582	5,342	23,580	11,620	11,960
AIM V.I. Government Securities Fund Series II	74,936	24,580	50,356	79,708	48,260	31,448
AIM V.I. Mid Cap Core Equity Fund Series II	21,433	11,760	9,673	45,882	10,332	35,550
AIM V.I. Core Equity Fund Series II	4,450	3,044	1,406	4,239	8,857	(4,618)
Alger American Leveraged Allcap Portfolio Class S	151,954	4,477	147,477	25,746	5,545	20,201
AllianceBernstein Growth & Income Portfolio Class B	67,155	32,762	34,393	59,409	12,987	46,422
AllianceBernstein Large Cap Growth Portfolio Class B	51,802	23,134	28,668	43,467	4,952	38,515
AllianceBernstein Global Technology Portfolio Class B	34,979	6,405	28,574	71,861	6,499	65,362
AllianceBernstein Real Estate Investment Portfolio Class B	74,130	279,186	(205,056)	105,196	57,189	48,007
AllianceBernstein Value Portfolio Class B	69,982	34,709	35,273	105,985	13,299	92,686
Davis Financial Portfolio	40,863	6,114	34,749	65,021	3,794	61,227
Davis Real Estate Portfolio	117,186	97,508	19,678	212,035	10,599	201,436
Davis Value Portfolio	1,321,366	150,867	1,170,499	1,795,884	55,556	1,740,328
Fidelity VIP Balanced Portfolio Service Class 2	78,854	32,634	46,220	105,667	34,132	71,535
Fidelity VIP Contrafund Portfolio Service Class 2	3,375,061	458,823	2,916,238	2,660,782	163,314	2,497,468
Fidelity VIP Equity-Income Portfolio Service Class 2	380,277	125,032	255,245	568,169	59,820	508,349
Fidelity VIP Growth Portfolio Service Class 2	59,798	14,887	44,911	40,584	11,238	29,346

B-48

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	2007			2006
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2,396,653	132,464	2,264,189	1,755,643	44,329	1,711,314
Fidelity VIP Mid Cap Portfolio Service Class 2	1,046,829	186,550	860,279	849,327	110,128	739,199
Templeton Growth Securities Fund Class 2	133,016	74,019	58,997	151,909	34,200	117,709
Franklin Rising Dividends Securities Fund Class 2	980,558	72,592	907,966	457,166	41,986	415,180
Franklin Small Cap Value Securities Fund Class 2	790,244	52,075	738,169	366,895	19,972	346,923
MFS Research Bond Series Service Class	80,751	42,979	37,772	80,281	35,776	44,505
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)	3,797	986	2,811	2,035	730	1,305
MFS Emerging Growth Series Service Class	20,222	5,704	14,518	35,475	2,411	33,064
MFS Investors Trust Series Service Class	31,769	5,063	26,706	23,220	2,844	20,376
MFS New Discovery Series Service Class	30,702	4,726	25,976	42,079	16,608	25,471
MFS Strategic Income Series Service Class	37,684	18,040	19,644	35,902	7,060	28,842
MFS Total Return Series Service Class	316,560	127,162	189,398	457,244	192,150	265,094
Van Kampen Life Investment Trust Government Portfolio Class II	66,688	21,480	45,208	97,347	41,807	55,540
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	120,239	54,022	66,217	250,591	31,794	218,797

B-49

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for year ending December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contract owners accounts through redemption of units.

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
RS Core Equity VIP Series
2007	1,851,303	$13.79	$25,536,272	1.45%	1.21%	13.52%
2006	974,695	12.15	11,843,699	1.45%	2.13%	15.56%
2005	243,591	10.51	2,561,292	1.45%	1.13%	2.78%
2004	78,510	10.23	803,149	1.45%	2.20%	2.30%
RS S&P 500 Index VIP Series
2007	2,454,813	$12.94	$31,764,503	1.45%	1.87%	3.69%
2006	1,993,947	12.48	24,882,552	1.45%	1.87%	13.79%
2005	1,041,208	10.97	11,419,137	1.45%	2.03%	3.02%
2004	295,705	10.65	3,147,861	1.45%	2.53%	6.45%
RS Asset Allocation VIP Series
2007	289,597	$12.65	$3,662,426	1.45%	2.38%	3.70%
2006	267,084	12.20	3,257,192	1.45%	4.05%	11.72%
2005	249,896	10.92	2,727,785	1.45%	0.71%	2.84%
2004	60,852	10.61	645,862	1.45%	2.47%	6.14%
RS High Yield Bond VIP Series
2007	581,455	$11.55	$6,713,260	1.45%	7.93%	-0.28%
2006	533,052	11.58	6,171,810	1.45%	7.76%	7.59%
2005	398,091	10.76	4,284,221	1.45%	8.06%	1.81%
2004	140,339	10.57	1,483,523	1.45%	8.72%	5.71%
RS Low Duration Bond VIP Series
2007	381,767	$10.55	$4,026,136	1.45%	4.43%	3.95%
2006	342,669	10.15	3,476,555	1.45%	4.12%	2.56%
2005	252,819	9.89	2,500,849	1.45%	3.40%	-0.22%
2004	88,034	9.91	872,711	1.45%	2.92%	-0.87%
RS Large Cap Value VIP Series
2007	331,284	$13.79	$4,568,526	1.45%	1.46%	-1.10%
2006	283,735	13.94	3,956,259	1.45%	1.26%	16.58%
2005	144,200	11.96	1,724,703	1.45%	1.57%	8.04%
2004	71,988	11.07	796,934	1.45%	1.46%	10.70%
RS Partners VIP Series
2007	295,864	$12.06	$3,568,963	1.45%	0.00%	-3.45%
2006	237,522	12.49	2,967,497	1.45%	0.26%	7.77%
2005	159,704	11.59	1,851,435	1.45%	0.14%	2.71%
2004	59,028	11.29	666,276	1.45%	0.52%	12.88%
RS Small Cap Core Equity VIP Series
2007	707,055	$12.67	$8,961,561	1.45%	0.86%	3.61%
2006	637,371	12.23	7,797,208	1.45%	0.00%	15.47%
2005	471,914	10.59	4,999,720	1.45%	0.30%	-1.29%
2004	208,448	10.73	2,237,249	1.45%	0.00%	7.33%
RS International Growth VIP Series
2007	2,241,625	$17.40	$38,994,818	1.45%	3.87%	13.35%
2006	1,668,512	15.35	25,605,923	1.45%	1.06%	21.64%
2005	687,277	12.62	8,670,895	1.45%	1.45%	14.34%
2004	165,355	11.03	1,824,590	1.45%	0.12%	10.34%
RS Emerging Markets VIP Series
2007	899,693	$30.46	$27,404,501	1.45%	2.15%	43.29%
2006	822,326	21.26	17,480,520	1.45%	0.74%	34.22%
2005	471,485	15.84	7,467,424	1.45%	1.33%	38.47%
2004	170,484	11.44	1,949,915	1.45%	0.44%	14.38%

B-50

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
RS Investment Quality Bond VIP Series
2007	10,119,353	$11.01	$111,394,422	1.45%	5.48%	4.68%
2006	6,236,027	10.52	65,575,201	1.45%	5.60%	2.68%
2005	2,133,752	10.24	21,852,667	1.45%	5.96%	0.87%
2004	235,550	10.15	2,391,637	1.45%	5.85%	1.53%
RS MidCap Opportunities VIP Series(10)
2007	1,465	$9.80	$14,355	1.45%	0.00%	-2.01%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(10)
2007	22,253	$10.68	$237,761	1.45%	0.00%	6.84%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(10)
2007	1,836	$9.43	$17,316	1.45%	0.00%	-5.68%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(10)
2007	26,668	$9.34	$249,177	1.45%	0.67%	-6.56%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(10)
2007	29,498	$10.33	$304,598	1.45%	0.00%	3.26%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	2,158,072	$10.70	$23,082,581	1.45%	4.64%	3.18%
2006	1,439,914	10.37	14,926,606	1.45%	4.57%	3.02%
2005	871,346	10.06	8,768,065	1.45%	2.84%	1.20%
2004	684,740	9.94	6,808,468	1.45%	0.93%	-0.57%
Gabelli Capital Asset Fund
2007	734,844	$14.14	$10,389,469	1.45%	0.49%	7.55%
2006	634,033	13.15	8,334,701	1.45%	0.34%	20.17%
2005	465,804	10.94	5,095,678	1.45%	0.35%	0.55%
2004	219,705	10.88	2,390,269	1.45%	0.72%	8.79%
Value Line Centurion Fund
2007	89,532	$14.04	$1,256,870	1.45%	0.00%	18.97%
2006	75,145	11.80	886,709	1.45%	0.00%	2.35%
2005	58,465	11.53	674,075	1.45%	0.00%	7.55%
2004	23,402	10.72	250,884	1.45%	0.00%	7.21%
Value Line Strategic Asset Management Trust
2007	531,767	$14.05	$7,473,233	1.45%	0.95%	13.61%
2006	534,336	12.37	6,609,752	1.45%	0.95%	5.30%
2005	448,645	11.75	5,270,291	1.45%	0.51%	7.50%
2004	149,875	10.93	1,637,771	1.45%	0.20%	9.28%

B-51

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
AIM V.I. Capital Appreciation Fund Series II(8)
2007	1,000,933	$12.43	$12,440,128	1.45%	0.00%	10.11%
2006	878,470	11.29	9,915,339	1.45%	0.00%	5.11%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	74,789	11.06	826,859	1.45%	0.00%	4.00%
2004	46,215	10.63	491,307	1.45%	0.00%	6.31%
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	329,814	10.74	3,541,754	1.45%	0.00%	5.60%
2004	19,079	10.17	194,009	1.45%	0.00%	1.69%
AIM V.I. Basic Value Fund Series II
2007	175,389	$12.28	$2,153,955	1.45%	0.34%	-0.11%
2006	168,038	12.29	2,065,864	1.45%	0.13%	11.30%
2005	160,795	11.05	1,776,058	1.45%	0.00%	3.90%
2004	79,970	10.63	850,154	1.45%	0.00%	6.31%
AIM V.I. Government Securities Fund Series II
2007	354,442	$10.67	$3,780,526	1.45%	3.90%	4.57%
2006	318,502	10.20	3,248,812	1.45%	4.08%	1.78%
2005	297,438	10.02	2,980,850	1.45%	4.54%	-0.06%
2004	60,077	10.03	602,465	1.45%	7.08%	0.28%
AIM V.I. Mid Cap Core Equity Fund Series II
2007	142,817	$13.60	$1,941,824	1.45%	0.05%	7.70%
2006	130,394	12.62	1,646,169	1.45%	0.77%	9.37%
2005	100,823	11.54	1,163,774	1.45%	0.44%	5.71%
2004	32,597	10.92	355,923	1.45%	0.06%	9.19%
AIM V.I. Core Equity Fund Series II
2007	17,388	$12.77	$221,985	1.45%	0.96%	6.31%
2006	15,496	12.01	186,082	1.45%	1.23%	13.31%
2005	19,926	10.60	211,174	1.45%	0.70%	3.83%
2004	16,528	10.21	168,692	1.45%	0.51%	2.07%
Alger American Leveraged Allcap Portfolio Class S(7)
2007	172,713	$17.90	$3,091,341	1.45%	0.00%	31.27%
2006	28,130	13.64	383,563	1.45%	0.00%	17.24%
2005	13,031	11.63	151,564	1.45%	0.00%	16.31%
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	240,477	$13.21	$3,176,291	1.45%	1.19%	3.34%
2006	214,856	12.78	2,746,170	1.45%	1.16%	15.29%
2005	174,925	11.09	1,939,306	1.45%	1.25%	3.08%
2004	109,696	10.76	1,179,820	1.45%	0.31%	7.55%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	151,628	$12.85	$1,948,324	1.45%	0.00%	11.97%
2006	129,178	11.48	1,482,447	1.45%	0.00%	-2.08%
2005	93,045	11.72	1,090,483	1.45%	0.00%	13.18%
2004	59,024	10.36	611,218	1.45%	0.00%	3.55%

B-52

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
AllianceBernstein Global Technology Portfolio Class B
2007	137,896	$12.19	$1,680,716	1.45%	0.00%	18.16%
2006	112,327	10.32	1,158,693	1.45%	0.00%	6.81%
2005	50,834	9.66	490,935	1.45%	0.00%	2.14%
2004	26,158	9.45	247,323	1.45%	0.00%	-5.45%
AllianceBernstein Real Estate Investment Portfolio Class B
2007	364,956	$16.43	$5,996,172	1.45%	1.29%	-16.00%
2006	551,465	19.56	10,785,718	1.45%	1.68%	32.93%
2005	515,114	14.71	7,579,101	1.45%	2.60%	9.78%
2004	222,969	13.40	2,988,257	1.45%	0.44%	34.02%
AllianceBernstein Value Portfolio Class B
2007	173,598	$12.66	$2,198,220	1.45%	1.22%	-5.55%
2006	181,806	13.41	2,437,525	1.45%	0.90%	19.27%
2005	106,013	11.24	1,191,665	1.45%	1.14%	3.95%
2004	49,625	10.81	536,609	1.45%	0.32%	8.13%
Davis Financial Portfolio(7)
2007	127,117	$12.00	$1,525,297	1.45%	1.25%	-7.41%
2006	96,027	12.96	1,244,444	1.45%	0.98%	16.79%
2005	34,678	11.10	384,805	1.45%	1.26%	10.96%
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	271,167	$13.26	$3,596,196	1.45%	3.57%	-16.71%
2006	271,468	15.92	4,322,384	1.45%	3.60%	32.42%
2005	108,294	12.02	1,302,090	1.45%	4.43%	20.24%
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	3,117,480	$12.65	$39,422,511	1.45%	1.39%	3.12%
2006	2,084,907	12.26	25,567,111	1.45%	1.20%	13.33%
2005	581,839	10.82	6,295,600	1.45%	2.89%	8.20%
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2
2007	372,703	$12.51	$4,664,271	1.45%	3.03%	7.14%
2006	339,771	11.68	3,968,644	1.45%	1.63%	9.88%
2005	272,063	10.63	2,891,998	1.45%	1.64%	4.00%
2004	135,816	10.22	1,388,234	1.45%	0.00%	2.21%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	6,537,522	$16.28	$106,409,350	1.45%	0.89%	15.60%
2006	3,977,456	14.08	56,002,248	1.45%	1.15%	9.82%
2005	1,848,988	12.82	23,706,511	1.45%	0.08%	14.96%
2004	642,126	11.15	7,161,827	1.45%	0.00%	11.53%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	1,407,816	$13.20	$18,589,496	1.45%	1.74%	-0.20%
2006	1,197,335	13.23	15,841,215	1.45%	2.95%	18.19%
2005	743,976	11.19	8,328,168	1.45%	0.90%	4.04%
2004	256,930	10.76	2,764,441	1.45%	0.00%	7.60%
Fidelity VIP Growth Portfolio Service Class 2
2007	209,551	$13.04	$2,731,629	1.45%	0.35%	24.82%
2006	167,230	10.44	1,746,425	1.45%	0.15%	5.03%
2005	136,709	9.94	1,359,336	1.45%	0.20%	3.97%
2004	79,835	9.56	763,492	1.45%	0.00%	-4.37%

B-53

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	3,955,216	$10.74	$42,490,779	1.45%	2.94%	2.58%
2006	1,891,488	10.47	19,810,089	1.45%	1.79%	2.63%
2005	354,383	10.21	3,616,563	1.45%	1.81%	0.42%
2004	81,598	10.16	829,264	1.45%	0.00%	1.63%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	2,411,472	$17.44	$42,064,907	1.45%	0.49%	13.67%
2006	1,705,321	15.35	26,170,458	1.45%	0.15%	10.77%
2005	1,088,794	13.85	15,083,937	1.45%	0.00%	16.30%
2004	454,147	11.91	5,409,631	1.45%	0.00%	19.12%
Templeton Growth Securities Fund Class 2
2007	619,792	$14.43	$8,941,246	1.45%	1.34%	0.86%
2006	578,425	14.30	8,273,066	1.45%	1.31%	20.04%
2005	470,342	11.91	5,604,000	1.45%	1.06%	7.28%
2004	178,837	11.11	1,986,108	1.45%	0.50%	11.06%
Franklin Rising Dividends Securities Fund Class 2
2007	1,724,660	$12.24	$21,105,241	1.45%	2.37%	-4.10%
2006	914,126	12.76	11,664,554	1.45%	0.98%	15.42%
2005	542,038	11.06	5,992,280	1.45%	0.88%	1.93%
2004	209,089	10.85	2,267,810	1.45%	0.26%	8.46%
Franklin Small Cap Value Securities Fund Class 2
2007	1,239,653	$14.15	$17,543,259	1.45%	0.61%	-3.80%
2006	581,871	14.71	8,559,335	1.45%	0.59%	15.29%
2005	270,878	12.76	3,456,310	1.45%	0.76%	7.19%
2004	91,134	11.90	1,084,841	1.45%	0.10%	19.04%
MFS Research Bond Series Service Class
2007	185,162	$10.75	$1,989,662	1.45%	3.14%	2.42%
2006	185,842	10.49	1,949,877	1.45%	3.89%	2.29%
2005	177,308	10.26	1,818,726	1.45%	4.33%	-0.25%
2004	52,457	10.28	539,402	1.45%	0.17%	2.83%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)
2007	16,675	$12.91	$215,284	1.45%	0.09%	9.27%
2006	13,819	11.82	163,279	1.45%	0.16%	11.86%
2005	12,250	10.56	129,392	1.45%	0.47%	-0.01%
2004	3,878	10.56	40,970	1.45%	0.02%	5.64%
MFS Emerging Growth Series Service Class
2007	80,333	$14.31	$1,149,169	1.45%	0.00%	19.12%
2006	70,127	12.01	842,132	1.45%	0.00%	6.05%
2005	38,836	11.32	439,765	1.45%	0.00%	7.34%
2004	11,726	10.55	123,690	1.45%	0.00%	5.49%
MFS Investors Trust Series Service Class
2007	79,906	$13.62	$1,088,269	1.45%	0.56%	8.44%
2006	55,053	12.56	691,451	1.45%	0.23%	11.06%
2005	37,127	11.31	419,870	1.45%	0.23%	5.47%
2004	15,808	10.72	169,495	1.45%	0.00%	7.22%

B-54

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
MFS New Discovery Series Service Class
2007	99,174	$11.07	$1,098,084	1.45%	0.00%	0.77%
2006	88,834	10.99	976,100	1.45%	0.00%	11.29%
2005	56,902	9.87	561,788	1.45%	0.00%	3.51%
2004	36,867	9.54	351,644	1.45%	0.00%	-4.62%
MFS Strategic Income Series Service Class
2007	94,884	$11.19	$1,061,440	1.45%	4.43%	1.92%
2006	70,746	10.98	776,499	1.45%	4.46%	4.84%
2005	43,657	10.47	457,029	1.45%	5.64%	0.15%
2004	8,678	10.45	90,708	1.45%	0.06%	4.53%
MFS Total Return Series Service Class
2007	1,880,704	$12.22	$22,989,055	1.45%	2.30%	2.43%
2006	1,735,537	11.93	20,711,619	1.45%	2.08%	10.01%
2005	1,535,860	10.85	16,661,685	1.45%	1.57%	1.11%
2004	501,500	10.73	5,380,754	1.45%	0.11%	7.29%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	310,777	$11.10	$3,448,100	1.45%	4.42%	5.46%
2006	267,461	10.52	2,813,731	1.45%	3.87%	1.61%
2005	232,084	10.35	2,402,818	1.45%	2.41%	1.78%
2004	63,425	10.17	645,183	1.45%	0.00%	1.72%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	750,404	$13.75	$10,315,586	1.45%	1.33%	1.04%
2006	704,133	13.61	9,580,157	1.45%	0.87%	14.29%
2005	507,315	11.90	6,039,166	1.45%	0.55%	8.13%
2004	154,814	11.01	1,704,408	1.45%	0.00%	10.09%

B-55

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
RS Core Equity VIP Series
2007	22,819	$13.69	$312,283	1.65%	1.21%	13.29%
2006	17,682	12.08	213,598	1.65%	2.13%	15.33%
2005	2,928	10.47	30,669	1.65%	1.13%	2.58%
2004	858	10.21	8,760	1.65%	2.20%	2.10%
RS S&P 500 Index VIP Series
2007	62,908	$12.84	$807,607	1.65%	1.87%	3.48%
2006	64,390	12.41	798,800	1.65%	1.87%	13.56%
2005	60,327	10.92	659,044	1.65%	2.03%	2.82%
2004	14,346	10.63	152,424	1.65%	2.53%	6.25%
RS Asset Allocation VIP Series
2007	2,750	$12.55	$34,507	1.65%	2.38%	3.49%
2006	2,839	12.12	34,420	1.65%	4.05%	11.50%
2005	485	10.87	5,272	1.65%	0.71%	2.64%
2004	480	10.59	5,088	1.65%	2.47%	5.94%
RS High Yield Bond VIP Series
2007	33,061	$11.45	$378,700	1.65%	7.93%	-0.48%
2006	27,121	11.51	312,163	1.65%	7.76%	7.37%
2005	17,588	10.72	188,548	1.65%	8.06%	1.60%
2004	4,790	10.55	50,540	1.65%	8.72%	5.51%
RS Low Duration Bond VIP Series
2007	5,409	$10.46	$56,595	1.65%	4.43%	3.74%
2006	5,546	10.09	55,933	1.65%	4.12%	2.36%
2005	3,153	9.85	31,063	1.65%	3.40%	-0.42%
2004	5	9.89	50	1.65%	2.92%	-1.06%
RS Large Cap Value VIP Series
2007	17,664	$13.68	$241,672	1.65%	1.46%	-1.30%
2006	16,493	13.86	228,611	1.65%	1.26%	16.35%
2005	6,225	11.91	74,165	1.65%	1.57%	7.82%
2004	—	—	—	—	—	—
RS Partners VIP Series
2007	8,649	$11.97	$103,505	1.65%	0.00%	-3.64%
2006	7,959	12.42	98,851	1.65%	0.26%	7.55%
2005	7,759	11.55	89,604	1.65%	0.14%	2.50%
2004	2,379	11.27	26,806	1.65%	0.52%	12.66%
RS Small Cap Core Equity VIP Series
2007	39,159	$12.57	$492,410	1.65%	0.86%	3.40%
2006	34,272	12.16	416,803	1.65%	0.00%	15.24%
2005	32,171	10.55	339,512	1.65%	0.30%	-1.49%
2004	14,111	10.71	151,161	1.65%	0.00%	7.13%
RS International Growth VIP Series
2007	59,562	$17.26	$1,027,974	1.65%	3.87%	13.13%
2006	51,997	15.26	793,279	1.65%	1.06%	21.40%
2005	35,683	12.57	448,437	1.65%	1.45%	14.11%
2004	10,120	11.01	111,456	1.65%	0.12%	10.13%
RS Emerging Markets VIP Series
2007	33,892	$30.22	$1,024,212	1.65%	2.15%	43.00%
2006	39,864	21.13	842,414	1.65%	0.74%	33.95%
2005	22,071	15.78	348,205	1.65%	1.33%	38.20%
2004	5,103	11.42	58,251	1.65%	0.44%	14.16%

B-56

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
RS Investment Quality Bond VIP Series
2007	216,472	$10.92	$2,364,184	1.65%	5.48%	4.47%
2006	181,723	10.45	1,899,678	1.65%	5.60%	2.47%
2005	71,274	10.20	727,110	1.65%	5.96%	0.67%
2004	14,374	10.13	145,668	1.65%	5.85%	1.34%
RS MidCap Opportunities VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	55,282	$10.61	$586,635	1.65%	4.64%	2.97%
2006	19,064	10.31	196,458	1.65%	4.57%	2.81%
2005	22,137	10.02	221,887	1.65%	2.84%	1.00%
2004	4,827	9.92	47,904	1.65%	0.93%	-0.76%
Gabelli Capital Asset Fund
2007	57,795	$14.03	$810,691	1.65%	0.49%	7.34%
2006	60,877	13.07	795,549	1.65%	0.34%	19.93%
2005	37,543	10.90	409,100	1.65%	0.35%	0.35%
2004	8,966	10.86	97,362	1.65%	0.72%	8.59%
Value Line Centurion Fund
2007	10,675	$13.93	$148,674	1.65%	0.00%	18.73%
2006	10,395	11.73	121,936	1.65%	0.00%	2.14%
2005	54	11.48	615	1.65%	0.00%	7.33%
2004	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
2007	12,393	$13.94	$172,789	1.65%	0.95%	13.38%
2006	12,294	12.30	151,186	1.65%	0.95%	5.09%
2005	12,335	11.70	144,332	1.65%	0.51%	7.29%
2004	11,245	10.91	122,645	1.65%	0.20%	9.07%

B-57

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
AIM V.I. Capital Appreciation Fund Series II(8)
2007	18,587	$12.33	$229,195	1.65%	0.00%	9.89%
2006	23,283	11.22	261,246	1.65%	0.00%	4.90%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	126	11.01	1,386	1.65%	0.00%	3.79%
2004	—	—	—	—	—	—
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	8,563	10.70	91,595	1.65%	0.00%	5.39%
2004	—	—	—	—	—	—
AIM V.I. Basic Value Fund Series II
2007	17	$12.18	$209	1.65%	0.34%	-0.31%
2006	8	12.22	97	1.65%	0.13%	11.08%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Government Securities Fund Series II
2007	8,513	$10.58	$90,090	1.65%	3.90%	4.36%
2006	7,465	10.14	75,693	1.65%	4.08%	1.58%
2005	6,953	9.98	69,410	1.65%	4.54%	-0.26%
2004	1,024	10.01	10,250	1.65%	7.08%	0.09%
AIM V.I. Mid Cap Core Equity Fund Series II
2007	10,645	$13.49	$143,597	1.65%	0.05%	7.48%
2006	10,900	12.55	136,801	1.65%	0.77%	9.15%
2005	8,873	11.50	102,025	1.65%	0.44%	5.50%
2004	2,245	10.90	24,472	1.65%	0.06%	8.98%
AIM V.I. Core Equity Fund Series II
2007	674	$12.67	$8,541	1.65%	0.96%	6.10%
2006	622	11.94	7,431	1.65%	1.23%	13.08%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Alger American Leveraged Allcap Portfolio Class S(7)
2007	1,007	$17.80	$17,929	1.65%	0.00%	31.00%
2006	1,008	13.59	13,699	1.65%	0.00%	17.00%
2005	416	11.61	4,828	1.65%	0.00%	16.14%
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	7,014	$13.10	$91,916	1.65%	1.19%	3.13%
2006	5,936	12.71	75,424	1.65%	1.16%	15.06%
2005	4,874	11.04	53,824	1.65%	1.25%	2.87%
2004	1,246	10.73	13,378	1.65%	0.31%	7.35%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	5,692	$12.75	$72,567	1.65%	0.00%	11.74%
2006	5,280	11.41	60,238	1.65%	0.00%	-2.28%
2005	2,940	11.67	34,328	1.65%	0.00%	12.95%
2004	—	—	—	—	—	—

B-58

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
AllianceBernstein Global Technology Portfolio Class B
2007	879	$12.09	$10,625	1.65%	0.00%	17.92%
2006	854	10.25	8,759	1.65%	0.00%	6.60%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B
2007	5,277	$16.30	$86,014	1.65%	1.29%	-16.16%
2006	4,070	19.44	79,127	1.65%	1.68%	32.66%
2005	2,398	14.66	35,144	1.65%	2.60%	9.56%
2004	543	13.38	7,258	1.65%	0.44%	33.77%
AllianceBernstein Value Portfolio Class B
2007	2,222	$12.56	$27,916	1.65%	1.22%	-5.74%
2006	2,778	13.33	37,028	1.65%	0.90%	19.04%
2005	1,677	11.20	18,780	1.65%	1.14%	3.74%
2004	829	10.79	8,951	1.65%	0.32%	7.93%
Davis Financial Portfolio(7)
2007	2,022	$11.93	$24,128	1.65%	1.25%	-7.59%
2006	1,584	12.91	20,458	1.65%	0.98%	16.55%
2005	2,824	11.08	31,288	1.65%	1.26%	10.80%
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	17,487	$13.19	$230,645	1.65%	3.57%	-16.88%
2006	17,621	15.87	279,594	1.65%	3.60%	32.16%
2005	4,775	12.01	57,324	1.65%	4.43%	20.06%
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	51,492	$12.58	$647,611	1.65%	1.39%	2.91%
2006	39,756	12.22	485,842	1.65%	1.20%	13.11%
2005	19,960	10.80	215,654	1.65%	2.89%	8.05%
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2
2007	5,941	$12.42	$73,765	1.65%	3.03%	6.93%
2006	5,989	11.61	69,539	1.65%	1.63%	9.66%
2005	6,585	10.59	69,724	1.65%	1.64%	3.79%
2004	6,377	10.20	65,055	1.65%	0.00%	2.02%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	144,412	$16.15	$2,332,058	1.65%	0.89%	15.37%
2006	129,574	14.00	1,813,661	1.65%	1.15%	9.60%
2005	79,739	12.77	1,018,385	1.65%	0.08%	14.73%
2004	32,224	11.13	358,722	1.65%	0.00%	11.32%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	51,855	$13.10	$679,331	1.65%	1.74%	-0.40%
2006	47,956	13.15	630,739	1.65%	2.95%	17.95%
2005	28,223	11.15	314,699	1.65%	0.90%	3.83%
2004	13,327	10.74	143,124	1.65%	0.00%	7.39%
Fidelity VIP Growth Portfolio Service Class 2
2007	3,156	$12.93	$40,815	1.65%	0.35%	24.57%
2006	3,159	10.38	32,796	1.65%	0.15%	4.82%
2005	2,157	9.90	21,367	1.65%	0.20%	3.76%
2004	—	—	—	—	—	—

B-59

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	30,213	$10.66	$322,017	1.65%	2.94%	2.37%
2006	17,237	10.41	179,462	1.65%	1.79%	2.42%
2005	8,725	10.17	88,690	1.65%	1.81%	0.22%
2004	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	81,026	$17.31	$1,402,257	1.65%	0.49%	13.44%
2006	66,224	15.26	1,010,311	1.65%	0.15%	10.55%
2005	45,443	13.80	627,112	1.65%	0.00%	16.07%
2004	15,769	11.89	187,474	1.65%	0.00%	18.89%
Templeton Growth Securities Fund Class 2
2007	16,852	$14.31	$241,196	1.65%	1.34%	0.66%
2006	12,712	14.22	180,740	1.65%	1.31%	19.80%
2005	9,413	11.87	111,712	1.65%	1.06%	7.07%
2004	1,962	11.08	21,747	1.65%	0.50%	10.85%
Franklin Rising Dividends Securities Fund Class 2
2007	27,372	$12.14	$332,326	1.65%	2.37%	-4.29%
2006	21,137	12.69	268,134	1.65%	0.98%	15.19%
2005	12,123	11.01	133,497	1.65%	0.88%	1.72%
2004	2,771	10.83	30,002	1.65%	0.26%	8.26%
Franklin Small Cap Value Securities Fund Class 2
2007	30,998	$14.04	$435,223	1.65%	0.61%	-3.99%
2006	22,669	14.62	331,505	1.65%	0.59%	15.05%
2005	11,149	12.71	141,708	1.65%	0.76%	6.97%
2004	2,358	11.88	28,017	1.65%	0.10%	18.81%
MFS Research Bond Series Service Class
2007	3,889	$10.66	$41,459	1.65%	3.14%	2.21%
2006	7,248	10.43	75,600	1.65%	3.89%	2.08%
2005	6,304	10.22	64,414	1.65%	4.33%	-0.45%
2004	5,288	10.26	54,267	1.65%	0.17%	2.63%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)
2007	175	$12.81	$2,242	1.65%	0.09%	9.05%
2006	94	11.75	1,099	1.65%	0.16%	11.63%
2005	8	10.52	79	1.65%	0.47%	-0.21%
2004	—	—	—	—	—	—
MFS Emerging Growth Series Service Class
2007	282	$14.19	$3,999	1.65%	0.00%	18.88%
2006	282	11.94	3,370	1.65%	0.00%	5.84%
2005	245	11.28	2,759	1.65%	0.00%	7.13%
2004	—	—	—	—	—	—
MFS Investors Trust Series Service Class
2007	2,027	$13.51	$27,391	1.65%	0.56%	8.22%
2006	1,964	12.49	24,528	1.65%	0.23%	10.84%
2005	1,149	11.26	12,947	1.65%	0.23%	5.26%
2004	—	—	—	—	—	—

B-60

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
MFS New Discovery Series Service Class
2007	687	$10.99	$7,551	1.65%	0.00%	0.57%
2006	454	10.92	4,961	1.65%	0.00%	11.07%
2005	375	9.83	3,685	1.65%	0.00%	3.30%
2004	42	9.52	404	1.65%	0.00%	-4.80%
MFS Strategic Income Series Service Class
2007	76	$11.10	$845	1.65%	4.43%	1.72%
2006	76	10.91	834	1.65%	4.46%	4.64%
2005	34	10.43	351	1.65%	5.64%	-0.05%
2004	—	—	—	—	—	—
MFS Total Return Series Service Class
2007	72,006	$12.13	$873,249	1.65%	2.30%	2.22%
2006	69,726	11.86	827,202	1.65%	2.08%	9.79%
2005	47,823	10.81	516,785	1.65%	1.57%	0.91%
2004	28,435	10.71	304,513	1.65%	0.11%	7.09%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	14,496	$11.01	$159,570	1.65%	4.42%	5.25%
2006	14,568	10.46	152,352	1.65%	3.87%	1.41%
2005	3,696	10.31	38,115	1.65%	2.41%	1.57%
2004	—	—	—	—	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	22,527	$13.64	$307,233	1.65%	1.33%	0.83%
2006	23,243	13.53	314,371	1.65%	0.87%	14.06%
2005	20,299	11.86	240,707	1.65%	0.55%	7.91%
2004	6,853	10.99	75,301	1.65%	0.00%	9.89%

B-61

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
RS Core Equity VIP Series
2007	922	$13.55	$12,488	1.90%	1.21%	13.01%
2006	114	11.99	1,369	1.90%	2.13%	15.04%
2005	118	10.42	1,230	1.90%	1.13%	2.32%
2004	118	10.19	1,205	1.90%	2.20%	1.86%
RS S&P 500 Index VIP Series
2007	6,037	$12.71	$76,746	1.90%	1.87%	3.23%
2006	6,643	12.31	81,806	1.90%	1.87%	13.29%
2005	7,809	10.87	84,892	1.90%	2.03%	2.55%
2004	4,220	10.60	44,737	1.90%	2.53%	6.00%
RS Asset Allocation VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS High Yield Bond VIP Series
2007	3,899	$11.34	$44,220	1.90%	7.93%	-0.73%
2006	4,189	11.43	47,863	1.90%	7.76%	7.10%
2005	4,463	10.67	47,607	1.90%	8.06%	1.35%
2004	2,366	10.53	24,900	1.90%	8.72%	5.26%
RS Low Duration Bond VIP Series
2007	5,899	$10.36	$61,113	1.90%	4.43%	3.48%
2006	2,616	10.01	26,189	1.90%	4.12%	2.10%
2005	2,476	9.81	24,275	1.90%	3.40%	-0.66%
2004	2,468	9.87	24,361	1.90%	2.92%	-1.29%
RS Large Cap Value VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Partners VIP Series
2007	36	$11.85	$429	1.90%	0.00%	-3.88%
2006	38	12.33	463	1.90%	0.26%	7.28%
2005	38	11.49	442	1.90%	0.14%	2.24%
2004	40	11.24	447	1.90%	0.52%	12.39%
RS Small Cap Core Equity VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS International Growth VIP Series
2007	4,188	$17.09	$71,570	1.90%	3.87%	12.84%
2006	3,971	15.14	60,136	1.90%	1.06%	21.09%
2005	4,146	12.51	51,846	1.90%	1.45%	13.82%
2004	3,144	10.99	34,539	1.90%	0.12%	9.87%
RS Emerging Markets VIP Series
2007	2,211	$29.92	$66,148	1.90%	2.15%	42.65%
2006	2,838	20.98	59,541	1.90%	0.74%	33.61%
2005	4,038	15.70	63,391	1.90%	1.33%	37.85%
2004	3,197	11.39	36,416	1.90%	0.44%	13.89%

B-62

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
RS Investment Quality Bond VIP Series
2007	16,604	$10.81	$179,560	1.90%	5.48%	4.21%
2006	16,412	10.38	170,307	1.90%	5.60%	2.22%
2005	17,291	10.15	175,536	1.90%	5.96%	0.41%
2004	10,472	10.11	105,872	1.90%	5.85%	1.10%
RS MidCap Opportunities VIP Series(5) (10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5) (10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	898	$10.51	$9,431	1.90%	4.64%	2.72%
2006	919	10.23	9,396	1.90%	4.57%	2.55%
2005	1,522	9.97	15,177	1.90%	2.84%	0.75%
2004	1,013	9.90	10,034	1.90%	0.93%	-0.99%
Gabelli Capital Asset Fund
2007	134	$13.89	$1,860	1.90%	0.49%	7.07%
2006	128	12.97	1,656	1.90%	0.34%	19.63%
2005	122	10.84	1,321	1.90%	0.35%	0.10%
2004	117	10.83	1,263	1.90%	0.72%	8.33%
Value Line Centurion Fund(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
2007	1,059	$13.81	$14,618	1.90%	0.95%	13.10%
2006	1,106	12.21	13,504	1.90%	0.95%	4.83%
2005	1,116	11.64	12,997	1.90%	0.51%	7.02%
2004	155	10.88	1,686	1.90%	0.20%	8.81%

B-63

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
AIM V.I. Capital Appreciation Fund Series II(5)(8)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Growth Fund Series II(9)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Basic Value Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Government Securities Fund Series II
2007	4,807	$10.48	$50,365	1.90%	3.90%	4.10%
2006	4,976	10.07	50,090	1.90%	4.08%	1.32%
2005	6,295	9.93	62,539	1.90%	4.54%	-0.51%
2004	5,248	9.99	52,407	1.90%	7.08%	-0.15%
AIM V.I. Mid Cap Core Equity Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Core Equity Fund Series II
2007	1,347	$12.54	$16,893	1.90%	0.96%	5.84%
2006	1,385	11.85	16,408	1.90%	1.23%	12.80%
2005	2,075	10.51	21,802	1.90%	0.70%	3.37%
2004	1,038	10.16	10,547	1.90%	0.51%	1.63%
Alger American Leveraged Allcap Portfolio Class S(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	804	$12.98	$10,431	1.90%	1.19%	2.88%
2006	849	12.61	10,706	1.90%	1.16%	14.77%
2005	1,495	10.99	16,432	1.90%	1.25%	2.62%
2004	1,041	10.71	11,143	1.90%	0.31%	7.10%
AllianceBernstein Large Cap Growth Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—

B-64

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
AllianceBernstein Global Technology Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B
2007	1,096	$16.14	$17,686	1.90%	1.29%	-16.37%
2006	1,230	19.30	23,737	1.90%	1.68%	32.33%
2005	1,387	14.58	20,233	1.90%	2.60%	9.29%
2004	—	—	—	—	—	—
AllianceBernstein Value Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Financial Portfolio(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	299	$13.10	$3,917	1.90%	3.57%	-17.08%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	408	$12.49	$5,092	1.90%	1.39%	2.66%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2
2007	950	$12.29	$11,675	1.90%	3.03%	6.66%
2006	1,003	11.53	11,565	1.90%	1.63%	9.39%
2005	1,020	10.54	10,751	1.90%	1.64%	3.53%
2004	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2
2007	10,845	$15.99	$173,405	1.90%	0.89%	15.08%
2006	10,927	13.89	151,816	1.90%	1.15%	9.32%
2005	11,785	12.71	149,786	1.90%	0.08%	14.44%
2004	6,563	11.11	72,886	1.90%	0.00%	11.06%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	110	$12.97	$1,424	1.90%	1.74%	-0.64%
2006	112	13.06	1,458	1.90%	2.95%	17.66%
2005	115	11.10	1,280	1.90%	0.90%	3.57%
2004	116	10.71	1,239	1.90%	0.00%	7.14%
Fidelity VIP Growth Portfolio Service Class 2(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—

B-65

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	7,957	$10.55	$83,979	1.90%	2.94%	2.11%
2006	7,501	10.34	77,519	1.90%	1.79%	2.17%
2005	7,068	10.12	71,503	1.90%	1.81%	-0.03%
2004	4,347	10.12	43,994	1.90%	0.00%	1.19%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	3,669	$17.14	$62,864	1.90%	0.49%	13.16%
2006	3,857	15.14	58,415	1.90%	0.15%	10.28%
2005	4,321	13.73	59,334	1.90%	0.00%	15.78%
2004	2,009	11.86	23,826	1.90%	0.00%	18.61%
Templeton Growth Securities Fund Class 2
2007	70	$14.17	$986	1.90%	1.34%	0.41%
2006	67	14.11	941	1.90%	1.31%	19.50%
2005	75	11.81	881	1.90%	1.06%	6.80%
2004	78	11.06	863	1.90%	0.50%	10.58%
Franklin Rising Dividends Securities Fund Class 2
2007	967	$12.02	$11,629	1.90%	2.37%	-4.53%
2006	1,134	12.59	14,285	1.90%	0.98%	14.91%
2005	1,327	10.96	14,544	1.90%	0.88%	1.47%
2004	229	10.80	2,472	1.90%	0.26%	8.00%
Franklin Small Cap Value Securities Fund Class 2(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Research Bond Series Service Class
2007	4,898	$10.56	$51,700	1.90%	3.14%	1.95%
2006	2,976	10.35	30,816	1.90%	3.89%	1.83%
2005	3,000	10.17	30,501	1.90%	4.33%	-0.69%
2004	—	—	—	—	—	—
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Emerging Growth Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Investors Trust Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—

B-66

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
MFS New Discovery Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Strategic Income Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Total Return Series Service Class
2007	9,681	$12.01	$116,253	1.90%	2.30%	1.97%
2006	9,904	11.78	116,633	1.90%	2.08%	9.51%
2005	11,248	10.75	120,954	1.90%	1.57%	0.66%
2004	5,967	10.68	63,746	1.90%	0.11%	6.84%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	182	$10.90	$1,986	1.90%	4.42%	4.99%
2006	179	10.38	1,861	1.90%	3.87%	1.16%
2005	173	10.26	1,775	1.90%	2.41%	1.32%
2004	167	10.13	1,692	1.90%	0.00%	1.29%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	1,919	$13.50	$25,909	1.90%	1.33%	0.58%
2006	1,987	13.43	26,681	1.90%	0.87%	13.78%
2005	2,065	11.80	24,364	1.90%	0.55%	7.64%
2004	2,060	10.96	22,577	1.90%	0.00%	9.63%

B-67

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
RS Core Equity VIP Series
2007	32,947	$13.66	$449,990	1.70%	1.21%	13.23%
2006	15,381	12.06	185,525	1.70%	2.13%	15.27%
2005	14,346	10.46	150,107	1.70%	1.13%	2.53%
2004	19,433	10.21	198,327	1.70%	2.20%	2.06%
RS S&P 500 Index VIP Series
2007	131,060	$12.81	$1,679,204	1.70%	1.87%	3.43%
2006	125,643	12.39	1,556,383	1.70%	1.87%	13.50%
2005	127,068	10.91	1,386,805	1.70%	2.03%	2.77%
2004	61,258	10.62	650,565	1.70%	2.53%	6.20%
RS Asset Allocation VIP Series
2007	7,533	$12.52	$94,332	1.70%	2.38%	3.44%
2006	6,268	12.11	75,882	1.70%	4.05%	11.44%
2005	6,214	10.86	67,498	1.70%	0.71%	2.59%
2004	6,933	10.59	73,405	1.70%	2.47%	5.89%
RS High Yield Bond VIP Series
2007	6,375	$11.43	$72,881	1.70%	7.93%	-0.53%
2006	2,413	11.49	27,733	1.70%	7.76%	7.32%
2005	2,659	10.71	28,473	1.70%	8.06%	1.55%
2004	618	10.55	6,515	1.70%	8.72%	5.46%
RS Low Duration Bond VIP Series
2007	169,041	$10.44	$1,765,190	1.70%	4.43%	3.69%
2006	137,880	10.07	1,388,587	1.70%	4.12%	2.31%
2005	118,321	9.84	1,164,721	1.70%	3.40%	-0.47%
2004	60,386	9.89	597,207	1.70%	2.92%	-1.10%
RS Large Cap Value VIP Series
2007	20,650	$13.65	$281,976	1.70%	1.46%	-1.35%
2006	19,311	13.84	267,285	1.70%	1.26%	16.29%
2005	15,055	11.90	179,186	1.70%	1.57%	7.77%
2004	7,106	11.04	78,475	1.70%	1.46%	10.44%
RS Partners VIP Series
2007	25,481	$11.94	$304,357	1.70%	0.00%	-3.69%
2006	20,559	12.40	254,970	1.70%	0.26%	7.50%
2005	18,724	11.54	216,005	1.70%	0.14%	2.45%
2004	14,467	11.26	162,911	1.70%	0.52%	12.61%
RS Small Cap Core Equity VIP Series
2007	44,630	$12.55	$560,101	1.70%	0.86%	3.35%
2006	31,187	12.14	378,713	1.70%	0.00%	15.18%
2005	33,345	10.54	351,562	1.70%	0.30%	-1.54%
2004	24,772	10.71	265,242	1.70%	0.00%	7.07%
RS International Growth VIP Series
2007	78,100	$17.22	$1,345,257	1.70%	3.87%	13.07%
2006	57,212	15.23	871,547	1.70%	1.06%	21.34%
2005	46,852	12.55	588,225	1.70%	1.45%	14.05%
2004	23,453	11.01	258,174	1.70%	0.12%	10.08%
RS Emerging Markets VIP Series
2007	31,045	$30.16	$936,338	1.70%	2.15%	42.93%
2006	25,335	21.10	534,602	1.70%	0.74%	33.88%
2005	22,070	15.76	347,852	1.70%	1.33%	38.13%
2004	12,508	11.41	142,721	1.70%	0.44%	14.10%

B-68

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
RS Investment Quality Bond VIP Series
2007	260,362	$10.90	$2,837,902	1.70%	5.48%	4.42%
2006	133,154	10.44	1,389,889	1.70%	5.60%	2.42%
2005	101,950	10.19	1,039,033	1.70%	5.96%	0.61%
2004	61,249	10.13	620,412	1.70%	5.85%	1.29%
RS MidCap Opportunities VIP Series(10)
2007	143	$9.79	$1,404	1.70%	0.00%	-2.11%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(10)
2007	73	$9.42	$691	1.70%	0.00%	-5.77%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	17,788	$10.59	$188,385	1.70%	4.64%	2.92%
2006	11,392	10.29	117,220	1.70%	4.57%	2.76%
2005	4,151	10.01	41,564	1.70%	2.84%	0.95%
2004	4,077	9.92	40,442	1.70%	0.93%	-0.80%
Gabelli Capital Asset Fund
2007	81,169	$14.00	$1,136,312	1.70%	0.49%	7.28%
2006	65,417	13.05	853,617	1.70%	0.34%	19.87%
2005	68,006	10.89	740,337	1.70%	0.35%	0.30%
2004	41,301	10.85	448,267	1.70%	0.72%	8.54%
Value Line Centurion Fund
2007	86	$13.90	$1,202	1.70%	0.00%	18.67%
2006	88	11.71	1,026	1.70%	0.00%	2.09%
2005	91	11.47	1,043	1.70%	0.00%	7.28%
2004	94	10.70	1,003	1.70%	0.00%	6.95%
Value Line Strategic Asset Management Trust
2007	27,970	$13.92	$389,217	1.70%	0.95%	13.33%
2006	29,019	12.28	356,325	1.70%	0.95%	5.04%
2005	25,453	11.69	297,543	1.70%	0.51%	7.23%
2004	20,805	10.90	226,812	1.70%	0.20%	9.02%

B-69

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
AIM V.I. Capital Appreciation Fund Series II(8)
2007	29,061	$12.31	$357,640	1.70%	0.00%	9.84%
2006	24,582	11.20	275,417	1.70%	0.00%	4.84%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	9,785	11.00	107,655	1.70%	0.00%	3.74%
2004	2,824	10.61	29,951	1.70%	0.00%	6.06%
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	9,951	10.69	106,343	1.70%	0.00%	5.34%
2004	6,944	10.14	70,441	1.70%	0.00%	1.45%
AIM V.I. Basic Value Fund Series II
2007	4,546	$12.16	$55,284	1.70%	0.34%	-0.36%
2006	4,137	12.20	50,492	1.70%	0.13%	11.03%
2005	2,586	10.99	28,421	1.70%	0.00%	3.64%
2004	—	—	—	—	—	—
AIM V.I. Government Securities Fund Series II
2007	32,195	$10.56	$340,026	1.70%	3.90%	4.31%
2006	29,490	10.13	298,599	1.70%	4.08%	1.53%
2005	24,408	9.97	243,421	1.70%	4.54%	-0.31%
2004	17,518	10.00	175,259	1.70%	7.08%	0.04%
AIM V.I. Mid Cap Core Equity Fund Series II
2007	3,498	$13.46	$47,094	1.70%	0.05%	7.43%
2006	3,053	12.53	38,263	1.70%	0.77%	9.10%
2005	2,614	11.49	30,030	1.70%	0.44%	5.45%
2004	715	10.89	7,789	1.70%	0.06%	8.93%
AIM V.I. Core Equity Fund Series II
2007	896	$12.64	$11,324	1.70%	0.96%	6.05%
2006	869	11.92	10,359	1.70%	1.23%	13.02%
2005	1,210	10.55	12,763	1.70%	0.70%	3.57%
2004	1,440	10.18	14,667	1.70%	0.51%	1.82%
Alger American Leveraged Allcap Portfolio Class S(7)
2007	1,025	$17.78	$18,219	1.70%	0.00%	30.94%
2006	1,125	13.58	15,278	1.70%	0.00%	16.94%
2005	212	11.61	2,456	1.70%	0.00%	16.10%
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	9,600	$13.08	$125,548	1.70%	1.19%	3.08%
2006	9,627	12.69	122,141	1.70%	1.16%	15.00%
2005	8,584	11.03	94,708	1.70%	1.25%	2.82%
2004	4,088	10.73	43,864	1.70%	0.31%	7.30%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	6,694	$12.72	$85,165	1.70%	0.00%	11.69%
2006	4,203	11.39	47,882	1.70%	0.00%	-2.33%
2005	3,502	11.66	40,850	1.70%	0.00%	12.89%
2004	2,522	10.33	26,051	1.70%	0.00%	3.31%

B-70

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
AllianceBernstein Global Technology Portfolio Class B
2007	4,733	$12.07	$57,118	1.70%	0.00%	17.86%
2006	2,406	10.24	24,634	1.70%	0.00%	6.54%
2005	2,051	9.61	19,709	1.70%	0.00%	1.89%
2004	1,213	9.43	11,442	1.70%	0.00%	-5.67%
AllianceBernstein Real Estate Investment Portfolio Class B
2007	29,708	$16.27	$483,305	1.70%	1.29%	-16.21%
2006	25,770	19.41	500,314	1.70%	1.68%	32.60%
2005	27,560	14.64	403,537	1.70%	2.60%	9.51%
2004	13,619	13.37	182,095	1.70%	0.44%	33.70%
AllianceBernstein Value Portfolio Class B
2007	10,274	$12.54	$128,813	1.70%	1.22%	-5.79%
2006	8,000	13.31	106,470	1.70%	0.90%	18.98%
2005	6,576	11.19	73,557	1.70%	1.14%	3.69%
2004	5,593	10.79	60,333	1.70%	0.32%	7.88%
Davis Financial Portfolio(7)
2007	907	$11.92	$10,808	1.70%	1.25%	-7.64%
2006	648	12.90	8,360	1.70%	0.98%	16.50%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	27,334	$13.17	$360,044	1.70%	3.57%	-16.92%
2006	11,594	15.85	183,809	1.70%	3.60%	32.09%
2005	6,260	12.00	75,137	1.70%	4.43%	20.02%
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	70,092	$12.56	$880,335	1.70%	1.39%	2.86%
2006	33,009	12.21	403,049	1.70%	1.20%	13.05%
2005	17,085	10.80	184,529	1.70%	2.89%	8.01%
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2
2007	11,871	$12.39	$147,095	1.70%	3.03%	6.88%
2006	14,377	11.59	166,691	1.70%	1.63%	9.61%
2005	15,203	10.58	160,818	1.70%	1.64%	3.74%
2004	8,083	10.20	82,424	1.70%	0.00%	1.97%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	305,685	$16.12	$4,926,618	1.70%	0.89%	15.31%
2006	194,854	13.98	2,723,360	1.70%	1.15%	9.54%
2005	144,183	12.76	1,839,626	1.70%	0.08%	14.67%
2004	60,465	11.13	672,783	1.70%	0.00%	11.27%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	84,143	$13.07	$1,100,146	1.70%	1.74%	-0.45%
2006	58,277	13.13	765,366	1.70%	2.95%	17.89%
2005	56,359	11.14	627,824	1.70%	0.90%	3.78%
2004	39,692	10.73	426,058	1.70%	0.00%	7.34%
Fidelity VIP Growth Portfolio Service Class 2
2007	12,979	$12.91	$167,519	1.70%	0.35%	24.51%
2006	14,400	10.37	149,275	1.70%	0.15%	4.76%
2005	14,153	9.89	140,042	1.70%	0.20%	3.71%
2004	10,854	9.54	103,552	1.70%	0.00%	-4.59%

B-71

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	179,342	$10.64	$1,907,715	1.70%	2.94%	2.32%
2006	104,161	10.40	1,082,889	1.70%	1.79%	2.37%
2005	82,207	10.16	834,864	1.70%	1.81%	0.17%
2004	39,683	10.14	402,331	1.70%	0.00%	1.39%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	96,606	$17.27	$1,668,596	1.70%	0.49%	13.38%
2006	65,220	15.23	993,531	1.70%	0.15%	10.50%
2005	58,321	13.79	804,041	1.70%	0.00%	16.01%
2004	36,499	11.88	433,730	1.70%	0.00%	18.83%
Templeton Growth Securities Fund Class 2
2007	14,408	$14.28	$205,806	1.70%	1.34%	0.61%
2006	11,901	14.20	168,970	1.70%	1.31%	19.74%
2005	10,951	11.86	129,843	1.70%	1.06%	7.02%
2004	6,154	11.08	68,180	1.70%	0.50%	10.79%
Franklin Rising Dividends Securities Fund Class 2
2007	53,914	$12.12	$653,279	1.70%	2.37%	-4.34%
2006	29,874	12.67	378,398	1.70%	0.98%	15.14%
2005	28,851	11.00	317,407	1.70%	0.88%	1.67%
2004	13,838	10.82	149,734	1.70%	0.26%	8.20%
Franklin Small Cap Value Securities Fund Class 2
2007	49,912	$14.01	$699,392	1.70%	0.61%	-4.04%
2006	13,761	14.60	200,930	1.70%	0.59%	15.00%
2005	13,314	12.70	169,051	1.70%	0.76%	6.92%
2004	8,631	11.88	102,499	1.70%	0.10%	18.76%
MFS Research Bond Series Service Class
2007	91,657	$10.64	$975,217	1.70%	3.14%	2.16%
2006	65,028	10.41	677,266	1.70%	3.89%	2.03%
2005	48,722	10.21	497,333	1.70%	4.33%	-0.49%
2004	27,135	10.26	278,358	1.70%	0.17%	2.58%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)
2007	905	$12.78	$11,562	1.70%	0.09%	8.99%
2006	1,031	11.73	12,098	1.70%	0.16%	11.58%
2005	1,074	10.51	11,291	1.70%	0.47%	-0.26%
2004	1,705	10.54	17,972	1.70%	0.02%	5.39%
MFS Emerging Growth Series Service Class
2007	7,091	$14.16	$100,437	1.70%	0.00%	18.82%
2006	3,975	11.92	47,381	1.70%	0.00%	5.79%
2005	2,888	11.27	32,543	1.70%	0.00%	7.08%
2004	1,024	10.52	10,777	1.70%	0.00%	5.24%
MFS Investors Trust Series Service Class
2007	6,143	$13.49	$82,845	1.70%	0.56%	8.17%
2006	4,426	12.47	55,185	1.70%	0.23%	10.78%
2005	2,658	11.25	29,908	1.70%	0.23%	5.21%
2004	505	10.70	5,397	1.70%	0.00%	6.97%

B-72

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
MFS New Discovery Series Service Class
2007	4,785	$10.96	$52,456	1.70%	0.00%	0.52%
2006	5,300	10.91	57,806	1.70%	0.00%	11.02%
2005	6,192	9.82	60,839	1.70%	0.00%	3.25%
2004	5,940	9.52	56,524	1.70%	0.00%	-4.84%
MFS Strategic Income Series Service Class
2007	4,154	$11.08	$46,011	1.70%	4.43%	1.67%
2006	4,833	10.90	52,659	1.70%	4.46%	4.58%
2005	5,651	10.42	58,871	1.70%	5.64%	-0.10%
2004	5,837	10.43	60,873	1.70%	0.06%	4.28%
MFS Total Return Series Service Class
2007	65,557	$12.10	$793,465	1.70%	2.30%	2.17%
2006	52,674	11.85	623,979	1.70%	2.08%	9.73%
2005	60,388	10.80	651,925	1.70%	1.57%	0.86%
2004	42,328	10.70	453,069	1.70%	0.11%	7.04%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	47,396	$10.99	$520,689	1.70%	4.42%	5.20%
2006	47,058	10.44	491,415	1.70%	3.87%	1.36%
2005	41,137	10.30	423,828	1.70%	2.41%	1.52%
2004	20,485	10.15	207,884	1.70%	0.00%	1.48%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	31,869	$13.61	$433,784	1.70%	1.33%	0.78%
2006	30,376	13.51	410,252	1.70%	0.87%	14.01%
2005	28,575	11.85	338,507	1.70%	0.55%	7.86%
2004	8,666	10.98	95,178	1.70%	0.00%	9.83%

B-73

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
RS Core Equity VIP Series
2007	116,809	$13.52	$1,579,693	1.95%	1.21%	12.95%
2006	102,827	11.97	1,231,168	1.95%	2.13%	14.99%
2005	104,930	10.41	1,092,603	1.95%	1.13%	2.27%
2004	50,977	10.18	519,020	1.95%	2.20%	1.81%
RS S&P 500 Index VIP Series
2007	98,755	$12.69	$1,252,851	1.95%	1.87%	3.17%
2006	99,801	12.30	1,227,177	1.95%	1.87%	13.22%
2005	98,762	10.86	1,072,635	1.95%	2.03%	2.51%
2004	39,499	10.59	418,489	1.95%	2.53%	5.95%
RS Asset Allocation VIP Series
2007	10,343	$12.40	$128,250	1.95%	2.38%	3.18%
2006	10,825	12.02	130,080	1.95%	4.05%	11.17%
2005	10,685	10.81	115,502	1.95%	0.71%	2.33%
2004	6,699	10.56	70,764	1.95%	2.47%	5.63%
RS High Yield Bond VIP Series
2007	46,748	$11.32	$529,170	1.95%	7.93%	-0.78%
2006	48,410	11.41	552,294	1.95%	7.76%	7.05%
2005	48,708	10.66	519,110	1.95%	8.06%	1.30%
2004	9,771	10.52	102,795	1.95%	8.72%	5.21%
RS Low Duration Bond VIP Series
2007	16,326	$10.34	$168,806	1.95%	4.43%	3.43%
2006	18,627	10.00	186,208	1.95%	4.12%	2.05%
2005	18,098	9.80	177,289	1.95%	3.40%	-0.71%
2004	17,330	9.87	170,981	1.95%	2.92%	-1.34%
RS Large Cap Value VIP Series
2007	18,460	$13.52	$249,583	1.95%	1.46%	-1.59%
2006	20,413	13.74	280,462	1.95%	1.26%	16.00%
2005	24,543	11.84	290,693	1.95%	1.57%	7.50%
2004	7,452	11.02	82,110	1.95%	1.46%	10.18%
RS Partners VIP Series
2007	27,205	$11.83	$321,752	1.95%	0.00%	-3.93%
2006	30,848	12.31	379,753	1.95%	0.26%	7.23%
2005	35,582	11.48	408,498	1.95%	0.14%	2.19%
2004	10,684	11.23	120,025	1.95%	0.52%	12.34%
RS Small Cap Core Equity VIP Series
2007	82,566	$12.43	$1,026,000	1.95%	0.86%	3.09%
2006	80,717	12.05	972,986	1.95%	0.00%	14.89%
2005	78,710	10.49	825,806	1.95%	0.30%	-1.78%
2004	25,421	10.68	271,547	1.95%	0.00%	6.82%
RS International Growth VIP Series
2007	105,513	$17.06	$1,799,565	1.95%	3.87%	12.79%
2006	95,953	15.12	1,450,978	1.95%	1.06%	21.03%
2005	82,927	12.49	1,036,079	1.95%	1.45%	13.77%
2004	26,788	10.98	294,185	1.95%	0.12%	9.82%
RS Emerging Markets VIP Series
2007	70,976	$29.86	$2,119,655	1.95%	2.15%	42.58%
2006	78,158	20.95	1,637,117	1.95%	0.74%	33.55%
2005	56,304	15.68	883,099	1.95%	1.33%	37.78%
2004	23,487	11.38	267,358	1.95%	0.44%	13.83%

B-74

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
RS Investment Quality Bond VIP Series
2007	129,524	$10.79	$1,397,910	1.95%	5.48%	4.16%
2006	134,074	10.36	1,389,210	1.95%	5.60%	2.16%
2005	123,491	10.14	1,252,451	1.95%	5.96%	0.36%
2004	40,739	10.11	411,682	1.95%	5.85%	1.05%
RS MidCap Opportunities VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(10)
2007	1,656	$10.66	$17,653	1.95%	0.00%	6.61%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(10)
2007	626	$9.41	$5,893	1.95%	0.00%	-5.87%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	55,745	$10.49	$584,579	1.95%	4.64%	2.66%
2006	67,649	10.21	690,993	1.95%	4.57%	2.50%
2005	62,954	9.97	627,338	1.95%	2.84%	0.70%
2004	89,377	9.90	884,478	1.95%	0.93%	-1.04%
Gabelli Capital Asset Fund
2007	156,022	$13.86	$2,162,725	1.95%	0.49%	7.02%
2006	146,629	12.95	1,899,282	1.95%	0.34%	19.57%
2005	138,833	10.83	1,504,031	1.95%	0.35%	0.05%
2004	60,623	10.83	656,421	1.95%	0.72%	8.28%
Value Line Centurion Fund
2007	9,829	$13.76	$135,283	1.95%	0.00%	18.37%
2006	9,798	11.63	113,924	1.95%	0.00%	1.83%
2005	10,330	11.42	117,941	1.95%	0.00%	7.01%
2004	3,212	10.67	34,267	1.95%	0.00%	6.70%
Value Line Strategic Asset Management Trust
2007	86,141	$13.78	$1,186,899	1.95%	0.95%	13.04%
2006	89,366	12.19	1,089,266	1.95%	0.95%	4.78%
2005	77,048	11.63	896,311	1.95%	0.51%	6.96%
2004	20,094	10.88	218,545	1.95%	0.20%	8.76%

B-75

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
AIM V.I. Capital Appreciation Fund Series II(8)
2007	27,140	$12.19	$330,710	1.95%	0.00%	9.56%
2006	27,916	11.12	310,474	1.95%	0.00%	4.58%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	4,525	10.95	49,546	1.95%	0.00%	3.48%
2004	1,355	10.58	14,334	1.95%	0.00%	5.81%
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	20,957	10.63	222,870	1.95%	0.00%	5.08%
2004	128	10.12	1,300	1.95%	0.00%	1.21%
AIM V.I. Basic Value Fund Series II
2007	56,610	$12.04	$681,618	1.95%	0.34%	-0.60%
2006	57,940	12.11	701,874	1.95%	0.13%	10.75%
2005	57,582	10.94	629,848	1.95%	0.00%	3.38%
2004	35,458	10.58	375,170	1.95%	0.00%	5.81%
AIM V.I. Government Securities Fund Series II
2007	26,365	$10.46	$275,711	1.95%	3.90%	4.05%
2006	19,063	10.05	191,595	1.95%	4.08%	1.27%
2005	14,551	9.92	144,409	1.95%	4.54%	-0.56%
2004	3,149	9.98	31,417	1.95%	7.08%	-0.19%
AIM V.I. Mid Cap Core Equity Fund Series II
2007	17,792	$13.33	$237,180	1.95%	0.05%	7.16%
2006	21,449	12.44	266,819	1.95%	0.77%	8.83%
2005	20,325	11.43	232,325	1.95%	0.44%	5.18%
2004	7,875	10.87	85,581	1.95%	0.06%	8.67%
AIM V.I. Core Equity Fund Series II(4)
2007	3,479	$12.52	$43,545	1.95%	0.96%	5.78%
2006	4,012	11.83	47,467	1.95%	1.23%	12.74%
2005	3,791	10.50	39,786	1.95%	0.70%	3.32%
2004	3,368	10.16	34,215	1.95%	0.51%	1.58%
Alger American Leveraged Allcap Portfolio Class S(7)
2007	2,836	$17.66	$50,070	1.95%	0.00%	30.61%
2006	439	13.52	5,931	1.95%	0.00%	16.65%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	25,672	$12.95	$332,454	1.95%	1.19%	2.82%
2006	26,539	12.59	334,240	1.95%	1.16%	14.71%
2005	25,676	10.98	281,898	1.95%	1.25%	2.56%
2004	10,206	10.70	109,250	1.95%	0.31%	7.04%

B-76

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
AllianceBernstein Large Cap Growth Portfolio Class B
2007	17,646	$12.60	$222,307	1.95%	0.00%	11.41%
2006	17,974	11.31	203,248	1.95%	0.00%	-2.57%
2005	18,652	11.61	216,486	1.95%	0.00%	12.61%
2004	14,482	10.31	149,253	1.95%	0.00%	3.06%
AllianceBernstein Global Technology Portfolio Class B
2007	4,195	$11.95	$50,130	1.95%	0.00%	17.57%
2006	4,374	10.16	44,461	1.95%	0.00%	6.28%
2005	1,820	9.56	17,403	1.95%	0.00%	1.63%
2004	36	9.41	343	1.95%	0.00%	-5.90%
AllianceBernstein Real Estate Investment Portfolio Class B
2007	51,413	$16.11	$828,173	1.95%	1.29%	-16.42%
2006	79,551	19.27	1,533,099	1.95%	1.68%	32.26%
2005	73,150	14.57	1,065,844	1.95%	2.60%	9.24%
2004	31,627	13.34	421,865	1.95%	0.44%	33.39%
AllianceBernstein Value Portfolio Class B
2007	22,943	$12.41	$284,830	1.95%	1.22%	-6.03%
2006	22,949	13.21	303,182	1.95%	0.90%	18.68%
2005	21,538	11.13	239,758	1.95%	1.14%	3.43%
2004	5,448	10.76	58,630	1.95%	0.32%	7.62%
Davis Financial Portfolio(7)
2007	274	$11.84	$3,248	1.95%	1.25%	-7.87%
2006	263	12.85	3,377	1.95%	0.98%	16.20%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	21,714	$13.08	$284,067	1.95%	3.57%	-17.12%
2006	24,982	15.79	394,350	1.95%	3.60%	31.76%
2005	9,120	11.98	109,256	1.95%	4.43%	19.80%
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	75,475	$12.47	$941,508	1.95%	1.39%	2.61%
2006	54,692	12.16	664,931	1.95%	1.20%	12.77%
2005	22,123	10.78	238,513	1.95%	2.89%	7.81%
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2
2007	31,698	$12.27	$388,935	1.95%	3.03%	6.61%
2006	20,564	11.51	236,673	1.95%	1.63%	9.33%
2005	21,189	10.53	223,053	1.95%	1.64%	3.48%
2004	7,268	10.17	73,940	1.95%	0.00%	1.73%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	223,371	$15.96	$3,564,612	1.95%	0.89%	15.03%
2006	220,424	13.87	3,058,104	1.95%	1.15%	9.27%
2005	181,285	12.70	2,301,773	1.95%	0.08%	14.38%
2004	60,439	11.10	670,901	1.95%	0.00%	11.01%

B-77

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	134,713	$12.95	$1,744,005	1.95%	1.74%	-0.69%
2006	140,745	13.04	1,834,833	1.95%	2.95%	17.60%
2005	138,484	11.09	1,535,171	1.95%	0.90%	3.52%
2004	71,568	10.71	766,390	1.95%	0.00%	7.09%
Fidelity VIP Growth Portfolio Service Class 2
2007	18,243	$12.78	$233,157	1.95%	0.35%	24.20%
2006	19,473	10.29	200,383	1.95%	0.15%	4.50%
2005	19,649	9.85	193,484	1.95%	0.20%	3.45%
2004	4,397	9.52	41,850	1.95%	0.00%	-4.82%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	28,774	$10.53	$303,065	1.95%	2.94%	2.06%
2006	28,410	10.32	293,192	1.95%	1.79%	2.11%
2005	22,129	10.11	223,637	1.95%	1.81%	-0.08%
2004	11,896	10.11	120,322	1.95%	0.00%	1.15%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	209,596	$17.10	$3,584,581	1.95%	0.49%	13.10%
2006	223,511	15.12	3,379,836	1.95%	0.15%	10.22%
2005	192,001	13.72	2,634,140	1.95%	0.00%	15.72%
2004	80,183	11.86	950,589	1.95%	0.00%	18.55%
Templeton Growth Securities Fund Class 2
2007	30,305	$14.14	$428,632	1.95%	1.34%	0.36%
2006	31,449	14.09	443,221	1.95%	1.31%	19.44%
2005	35,089	11.80	414,023	1.95%	1.06%	6.75%
2004	23,999	11.05	265,259	1.95%	0.50%	10.53%
Franklin Rising Dividends Securities Fund Class 2
2007	110,184	$12.00	$1,321,969	1.95%	2.37%	-4.58%
2006	115,992	12.57	1,458,423	1.95%	0.98%	14.85%
2005	110,709	10.95	1,212,022	1.95%	0.88%	1.42%
2004	65,738	10.79	709,634	1.95%	0.26%	7.95%
Franklin Small Cap Value Securities Fund Class 2
2007	92,198	$13.87	$1,279,233	1.95%	0.61%	-4.28%
2006	97,672	14.49	1,415,708	1.95%	0.59%	14.71%
2005	87,034	12.64	1,099,752	1.95%	0.76%	6.65%
2004	45,422	11.85	538,136	1.95%	0.10%	18.48%
MFS Research Bond Series Service Class
2007	43,192	$10.54	$455,038	1.95%	3.14%	1.89%
2006	33,053	10.34	341,713	1.95%	3.89%	1.79%
2005	26,808	10.16	272,316	1.95%	4.33%	-0.74%
2004	10,076	10.23	103,114	1.95%	0.17%	2.34%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)(5)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	307	10.46	3,216	1.95%	0.47%	-0.51%
2004	309	10.51	3,252	1.95%	0.02%	5.14%

B-78

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
MFS Emerging Growth Series Service Class
2007	6,085	$14.03	$85,343	1.95%	0.00%	18.53%
2006	5,829	11.83	68,978	1.95%	0.00%	5.52%
2005	5,275	11.21	59,148	1.95%	0.00%	6.81%
2004	2,463	10.50	25,860	1.95%	0.00%	4.99%
MFS Investors Trust Series Service Class
2007	1,500	$13.35	$20,028	1.95%	0.56%	7.90%
2006	1,402	12.38	17,354	1.95%	0.23%	10.50%
2005	1,605	11.20	17,976	1.95%	0.23%	4.94%
2004	355	10.67	3,787	1.95%	0.00%	6.72%
MFS New Discovery Series Service Class
2007	8,879	$10.86	$96,388	1.95%	0.00%	0.27%
2006	8,973	10.83	97,155	1.95%	0.00%	10.74%
2005	8,101	9.78	79,199	1.95%	0.00%	2.99%
2004	5,457	9.49	51,806	1.95%	0.00%	-5.07%
MFS Strategic Income Series Service Class
2007	14,926	$10.97	$163,702	1.95%	4.43%	1.41%
2006	17,197	10.82	185,984	1.95%	4.46%	4.32%
2005	15,785	10.37	163,646	1.95%	5.64%	-0.35%
2004	7,549	10.40	78,532	1.95%	0.06%	4.04%
MFS Total Return Series Service Class
2007	166,193	$11.98	$1,991,730	1.95%	2.30%	1.92%
2006	153,913	11.76	1,809,873	1.95%	2.08%	9.46%
2005	138,717	10.74	1,490,259	1.95%	1.57%	0.61%
2004	67,322	10.68	718,903	1.95%	0.11%	6.79%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	22,467	$10.88	$244,400	1.95%	4.42%	4.94%
2006	25,844	10.37	267,902	1.95%	3.87%	1.10%
2005	26,106	10.25	267,656	1.95%	2.41%	1.27%
2004	15,722	10.12	159,169	1.95%	0.00%	1.24%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	56,845	$13.48	$766,144	1.95%	1.33%	0.53%
2006	49,918	13.41	669,222	1.95%	0.87%	13.72%
2005	46,011	11.79	542,404	1.95%	0.55%	7.59%
2004	11,704	10.96	128,246	1.95%	0.00%	9.57%

B-79

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
RS Core Equity VIP Series
2007	5,766	$13.39	$77,216	2.20%	1.21%	12.67%
2006	6,047	11.89	71,867	2.20%	2.13%	14.70%
2005	6,276	10.36	65,027	2.20%	1.13%	2.02%
2004	221	10.16	2,243	2.20%	2.20%	1.57%
RS S&P 500 Index VIP Series
2007	8,958	$12.56	$112,529	2.20%	1.87%	2.92%
2006	9,282	12.21	113,298	2.20%	1.87%	12.93%
2005	9,596	10.81	103,712	2.20%	2.03%	2.25%
2004	1,653	10.57	17,477	2.20%	2.53%	5.70%
RS Asset Allocation VIP Series
2007	202	$12.28	$2,478	2.20%	2.38%	2.92%
2006	203	11.93	2,420	2.20%	4.05%	10.89%
2005	225	10.76	2,419	2.20%	0.71%	2.08%
2004	227	10.54	2,397	2.20%	2.47%	5.38%
RS High Yield Bond VIP Series(5)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	87	10.61	926	2.20%	8.06%	1.04%
2004	88	10.50	921	2.20%	8.72%	4.96%
RS Low Duration Bond VIP Series
2007	16,267	$10.24	$166,545	2.20%	4.43%	3.17%
2006	15,894	9.92	157,720	2.20%	4.12%	1.80%
2005	16,094	9.75	156,891	2.20%	3.40%	-0.96%
2004	10,313	9.84	101,506	2.20%	2.92%	-1.57%
RS Large Cap Value VIP Series
2007	1,134	$13.39	$15,182	2.20%	1.46%	-1.84%
2006	1,164	13.64	15,881	2.20%	1.26%	15.71%
2005	3,646	11.79	42,976	2.20%	1.57%	7.23%
2004	3,767	10.99	41,407	2.20%	1.46%	9.92%
RS Partners VIP Series
2007	4,187	$11.71	$49,027	2.20%	0.00%	-4.17%
2006	4,002	12.22	48,899	2.20%	0.26%	6.96%
2005	9,267	11.42	105,871	2.20%	0.14%	1.94%
2004	6,726	11.21	75,382	2.20%	0.52%	12.07%
RS Small Cap Core Equity VIP Series
2007	7,455	$12.30	$91,725	2.20%	0.86%	2.83%
2006	7,360	11.97	88,069	2.20%	0.00%	14.61%
2005	7,839	10.44	81,841	2.20%	0.30%	-2.03%
2004	4,095	10.66	43,640	2.20%	0.00%	6.57%
RS International Growth VIP Series
2007	5,250	$16.89	$88,663	2.20%	3.87%	12.51%
2006	5,500	15.01	82,565	2.20%	1.06%	20.73%
2005	5,911	12.43	73,491	2.20%	1.45%	13.48%
2004	525	10.96	5,750	2.20%	0.12%	9.56%
RS Emerging Markets VIP Series
2007	2,175	$29.57	$64,303	2.20%	2.15%	42.22%
2006	2,828	20.79	58,802	2.20%	0.74%	33.21%
2005	2,895	15.61	45,181	2.20%	1.33%	37.44%
2004	64	11.36	732	2.20%	0.44%	13.56%

B-80

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
RS Investment Quality Bond VIP Series
2007	13,634	$10.69	$145,702	2.20%	5.48%	3.90%
2006	13,098	10.29	134,714	2.20%	5.60%	1.91%
2005	12,820	10.09	129,390	2.20%	5.96%	0.11%
2004	1,644	10.08	16,573	2.20%	5.85%	0.81%
RS MidCap Opportunities VIP Series(5) (10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5) (10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Gabelli Capital Asset Fund
2007	2,118	$13.73	$29,075	2.20%	0.49%	6.75%
2006	2,196	12.86	28,234	2.20%	0.34%	19.27%
2005	2,772	10.78	29,880	2.20%	0.35%	-0.20%
2004	2,843	10.80	30,706	2.20%	0.72%	8.02%
Value Line Centurion Fund
2007	3,692	$13.63	$50,312	2.20%	0.00%	18.08%
2006	3,821	11.54	44,097	2.20%	0.00%	1.58%
2005	3,835	11.36	43,576	2.20%	0.00%	6.74%
2004	935	10.64	9,950	2.20%	0.00%	6.45%
Value Line Strategic Asset Management Trust
2007	4,152	$13.64	$56,650	2.20%	0.95%	12.76%
2006	4,301	12.10	52,041	2.20%	0.95%	4.51%
2005	4,437	11.58	51,369	2.20%	0.51%	6.70%
2004	2,611	10.85	28,325	2.20%	0.20%	8.50%

B-81

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
AIM V.I. Capital Appreciation Fund Series II(8)
2007	116	$12.07	$1,397	2.20%	0.00%	9.29%
2006	118	11.04	1,307	2.20%	0.00%	4.32%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I.Aggressive Growth Fund Series II(9)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	3,489	10.58	36,927	2.20%	0.00%	4.81%
2004	3,495	10.10	35,292	2.20%	0.00%	0.97%
AIM V.I. Basic Value Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Government Securities Fund Series II
2007	3,245	$10.35	$33,604	2.20%	3.90%	3.79%
2006	3,122	9.98	31,153	2.20%	4.08%	1.02%
2005	2,965	9.88	29,286	2.20%	4.54%	-0.81%
2004	2,759	9.96	27,472	2.20%	7.08%	-0.43%
AIM V.I. Mid Cap Core Equity Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Core Equity Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Alger American Leveraged Allcap Portfolio Class S(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	7,127	$12.82	$91,387	2.20%	1.19%	2.57%
2006	7,414	12.50	92,692	2.20%	1.16%	14.43%
2005	8,242	10.93	90,049	2.20%	1.25%	2.31%
2004	740	10.68	7,902	2.20%	0.31%	6.79%
AllianceBernstein Large Cap Growth Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—

B-82

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
AllianceBernstein Global Technology Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B
2007	5,327	$15.95	$84,966	2.20%	1.29%	-16.62%
2006	5,250	19.13	100,426	2.20%	1.68%	31.93%
2005	6,039	14.50	87,559	2.20%	2.60%	8.96%
2004	936	13.31	12,461	2.20%	0.44%	33.07%
AllianceBernstein Value Portfolio Class B
2007	4,296	$12.29	$52,808	2.20%	1.22%	-6.26%
2006	4,343	13.11	56,960	2.20%	0.90%	18.38%
2005	4,700	11.08	52,061	2.20%	1.14%	3.17%
2004	5,383	10.74	57,798	2.20%	0.32%	7.37%
Davis Financial Portfolio(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	6,547	$12.39	$81,113	2.20%	1.39%	2.35%
2006	6,896	12.11	83,476	2.20%	1.20%	12.49%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2(5)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	60	10.48	634	2.20%	1.64%	3.22%
2004	61	10.15	617	2.20%	0.00%	1.49%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	13,866	$15.80	$219,106	2.20%	0.89%	14.74%
2006	14,431	13.77	198,735	2.20%	1.15%	8.99%
2005	15,247	12.64	192,652	2.20%	0.08%	14.10%
2004	15,297	11.07	169,403	2.20%	0.00%	10.74%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	10,737	$12.82	$137,632	2.20%	1.74%	-0.94%
2006	10,953	12.94	141,737	2.20%	2.95%	17.31%
2005	11,205	11.03	123,609	2.20%	0.90%	3.26%
2004	914	10.68	9,761	2.20%	0.00%	6.83%
Fidelity VIP Growth Portfolio Service Class 2
2007	3,663	$12.65	$46,353	2.20%	0.35%	23.89%
2006	3,715	10.21	37,944	2.20%	0.15%	4.24%
2005	6,014	9.80	58,934	2.20%	0.20%	3.19%
2004	6,748	9.50	64,078	2.20%	0.00%	-5.04%

B-83

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	18,016	$10.43	$187,896	2.20%	2.94%	1.81%
2006	17,422	10.24	178,471	2.20%	1.79%	1.86%
2005	17,232	10.06	173,298	2.20%	1.81%	-0.33%
2004	6,151	10.09	62,068	2.20%	0.00%	0.91%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	14,466	$16.93	$244,976	2.20%	0.49%	12.82%
2006	15,197	15.01	228,116	2.20%	0.15%	9.95%
2005	16,633	13.65	227,086	2.20%	0.00%	15.43%
2004	9,826	11.83	116,208	2.20%	0.00%	18.27%
Templeton Growth Securities Fund Class 2
2007	2,686	$14.00	$37,612	2.20%	1.34%	0.11%
2006	2,693	13.99	37,668	2.20%	1.31%	19.14%
2005	1,129	11.74	13,255	2.20%	1.06%	6.48%
2004	1,135	11.03	12,511	2.20%	0.50%	10.27%
Franklin Rising Dividends Securities Fund Class 2
2007	7,692	$11.88	$91,386	2.20%	2.37%	-4.82%
2006	7,373	12.48	92,024	2.20%	0.98%	14.56%
2005	5,859	10.89	63,835	2.20%	0.88%	1.16%
2004	2,573	10.77	27,706	2.20%	0.26%	7.69%
Franklin Small Cap Value Securities Fund Class 2
2007	2,883	$13.74	$39,604	2.20%	0.61%	-4.51%
2006	2,835	14.39	40,790	2.20%	0.59%	14.42%
2005	2,838	12.57	35,681	2.20%	0.76%	6.39%
2004	—	—	—	—	—	—
MFS Research Bond Series Service Class
2007	2,267	$10.43	$23,648	2.20%	3.14%	1.65%
2006	2,259	10.26	23,181	2.20%	3.89%	1.52%
2005	359	10.11	3,629	2.20%	4.33%	-0.99%
2004	340	10.21	3,473	2.20%	0.17%	2.10%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Emerging Growth Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Investors Trust Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS New Discovery Series Service Class
2007	439	$10.75	$4,716	2.20%	0.00%	0.01%
2006	486	10.75	5,226	2.20%	0.00%	10.46%
2005	2,854	9.73	27,768	2.20%	0.00%	2.73%
2004	2,893	9.47	27,402	2.20%	0.00%	-5.29%

B-84

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
MFS Strategic Income Series Service Class
2007	5,480	$10.86	$59,517	2.20%	4.43%	1.16%
2006	5,735	10.74	61,565	2.20%	4.46%	4.06%
2005	5,970	10.32	61,588	2.20%	5.64%	-0.60%
2004	231	10.38	2,398	2.20%	0.06%	3.79%
MFS Total Return Series Service Class
2007	16,493	$11.87	$195,711	2.20%	2.30%	1.66%
2006	16,124	11.67	188,209	2.20%	2.08%	9.18%
2005	15,008	10.69	160,454	2.20%	1.57%	0.35%
2004	2,666	10.65	28,400	2.20%	0.11%	6.53%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	3,114	$10.77	$33,544	2.20%	4.42%	4.68%
2006	2,997	10.29	30,838	2.20%	3.87%	0.85%
2005	3,384	10.20	34,527	2.20%	2.41%	1.02%
2004	3,189	10.10	32,206	2.20%	0.00%	1.00%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	11,444	$13.35	$152,716	2.20%	1.33%	0.28%
2006	11,920	13.31	158,623	2.20%	0.87%	13.44%
2005	12,408	11.73	145,556	2.20%	0.55%	7.32%
2004	5,367	10.93	58,669	2.20%	0.00%	9.31%

B-85

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(6)
RS Core Equity VIP Series
2007	129,334	$13.86	$1,792,852	1.75%	1.21%	13.18%
2006	86,308	12.25	1,057,120	1.75%	2.13%	15.22%
2005	9,537	10.63	101,385	1.75%	1.13%	6.31%
RS S&P 500 Index VIP Series
2007	100,702	$12.37	$1,245,729	1.75%	1.87%	3.38%
2006	85,440	11.97	1,022,373	1.75%	1.87%	13.44%
2005	33,273	10.55	350,955	1.75%	2.03%	5.48%
RS Asset Allocation VIP Series
2007	1,280	$12.08	$15,460	1.75%	2.38%	3.39%
2006	1,450	11.68	16,940	1.75%	4.05%	11.39%
2005	123	10.49	1,288	1.75%	0.71%	4.87%
RS High Yield Bond VIP Series
2007	24,362	$10.99	$267,787	1.75%	7.93%	-0.58%
2006	12,387	11.06	136,949	1.75%	7.76%	7.26%
2005	1,134	10.31	11,688	1.75%	8.06%	3.08%
RS Low Duration Bond VIP Series
2007	9,335	$10.63	$99,192	1.75%	4.43%	3.64%
2006	8,211	10.25	84,187	1.75%	4.12%	2.26%
2005	6,803	10.03	68,219	1.75%	3.40%	0.27%
RS Large Cap Value VIP Series
2007	23,099	$12.44	$287,412	1.75%	1.46%	-1.39%
2006	20,141	12.62	254,161	1.75%	1.26%	16.23%
2005	6,482	10.86	70,370	1.75%	1.57%	8.57%
RS Partners VIP Series
2007	16,477	$11.05	$182,144	1.75%	0.00%	-3.74%
2006	12,679	11.48	145,602	1.75%	0.26%	7.45%
2005	2,470	10.69	26,402	1.75%	0.14%	6.88%
RS Small Cap Core Equity VIP Series
2007	45,061	$12.70	$572,121	1.75%	0.86%	3.29%
2006	33,555	12.29	412,444	1.75%	0.00%	15.12%
2005	10,882	10.68	116,192	1.75%	0.30%	6.77%
RS International Growth VIP Series
2007	152,882	$15.52	$2,372,861	1.75%	3.87%	13.01%
2006	121,190	13.73	1,664,396	1.75%	1.06%	21.28%
2005	33,179	11.32	375,730	1.75%	1.45%	13.24%
RS Emerging Markets VIP Series
2007	47,430	$25.63	$1,215,743	1.75%	2.15%	42.86%
2006	35,130	17.94	630,308	1.75%	0.74%	33.81%
2005	9,547	13.41	128,008	1.75%	1.33%	34.08%
RS Investment Quality Bond VIP Series
2007	573,406	$10.81	$6,201,283	1.75%	5.48%	4.37%
2006	382,539	10.36	3,963,884	1.75%	5.60%	2.37%
2005	100,933	10.12	1,021,669	1.75%	5.96%	1.22%
RS MidCap Opportunities VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Global Natural Resources VIP Series(10)
2007	3,671	$10.67	$39,175	1.75%	0.00%	6.70%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—

B-86

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(6)
RS Value VIP Series(10)
2007	825	$9.42	$7,773	1.75%	0.00%	-5.79%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
The Information Age VIP Series(10)
2007	2,157	$10.31	$22,250	1.75%	0.00%	3.13%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	27,262	$10.66	$290,488	1.75%	4.64%	2.87%
2006	22,999	10.36	238,222	1.75%	4.57%	2.71%
2005	9,919	10.08	100,035	1.75%	2.84%	0.85%
Gabelli Capital Asset Fund
2007	26,521	$13.29	$352,479	1.75%	0.49%	7.23%
2007	23,743	12.39	294,285	1.75%	0.34%	19.81%
2005	13,657	10.35	141,295	1.75%	0.35%	3.46%
Value Line Centurion Fund
2007	13,598	$13.43	$182,652	1.75%	0.00%	18.61%
2006	14,023	11.32	158,802	1.75%	0.00%	2.04%
2005	1,732	11.10	19,219	1.75%	0.00%	10.98%
Value Line Strategic Asset Management Trust
2007	41,988	$12.90	$541,466	1.75%	0.95%	13.27%
2006	44,594	11.39	507,706	1.75%	0.95%	4.99%
2005	10,553	10.84	114,437	1.75%	0.51%	8.44%
AIM V.I. Capital Appreciation Fund Series II(8)
2007	34,962	$12.53	$437,916	1.75%	0.00%	9.78%
2006	26,762	11.41	305,335	1.75%	0.00%	4.79%
2005	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	12	10.80	129	1.75%	0.00%	7.96%
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	12,555	10.89	136,697	1.75%	0.00%	8.88%
AIM V.I. Basic Value Fund Series II
2007	6,093	$11.65	$71,003	1.75%	0.34%	-0.41%
2006	7,190	11.70	84,130	1.75%	0.13%	10.97%
2005	4,390	10.54	46,292	1.75%	0.00%	5.44%
AIM V.I. Government Securities Fund Series II
2007	6,247	$10.62	$66,336	1.75%	3.90%	4.25%
2006	2,840	10.19	28,923	1.75%	4.08%	1.48%
2005	1,400	10.04	14,052	1.75%	4.54%	0.37%

B-87

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(6)
AIM V.I. Mid Cap Core Equity Fund Series II
2007	4,318	$12.37	$53,425	1.75%	0.05%	7.38%
2006	3,601	11.52	41,497	1.75%	0.77%	9.04%
2005	1,212	10.57	12,807	1.75%	0.44%	5.67%
AIM V.I. Core Equity Fund Series II
2007	6	$12.59	$80	1.75%	0.96%	6.00%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Alger American Leveraged Allcap Portfolio Class S(7)
2007	3,759	$17.75	$66,731	1.75%	0.00%	30.87%
2006	3,161	13.57	42,877	1.75%	0.00%	16.88%
2005	3	11.61	40	1.75%	0.00%	16.06%
AllianceBernstein Growth & Income Portfolio Class B
2007	18,286	$12.30	$224,952	1.75%	1.19%	3.03%
2006	12,620	11.94	150,689	1.75%	1.16%	14.94%
2005	7,354	10.39	76,394	1.75%	1.25%	3.88%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	6,052	$13.29	$80,462	1.75%	0.00%	11.63%
2006	2,409	11.91	28,692	1.75%	0.00%	-2.38%
2005	2,390	12.20	29,153	1.75%	0.00%	21.99%
AllianceBernstein Global Technology Portfolio Class B
2007	1,761	$14.20	$25,016	1.75%	0.00%	17.80%
2006	929	12.06	11,197	1.75%	0.00%	6.49%
2005	823	11.32	9,322	1.75%	0.00%	13.22%
AllianceBernstein Real Estate Investment Portfolio Class B
2007	14,299	$13.28	$189,916	1.75%	1.29%	-16.25%
2006	9,785	15.86	155,181	1.75%	1.68%	32.53%
2005	3,426	11.97	40,995	1.75%	2.60%	19.66%
AllianceBernstein Value Portfolio Class B
2007	71,816	$11.74	$842,880	1.75%	1.22%	-5.84%
2006	30,000	12.46	373,926	1.75%	0.90%	18.92%
2005	16,686	10.48	174,895	1.75%	1.14%	4.81%
Davis Financial Portfolio(7)
2007	3,218	$11.90	$38,294	1.75%	1.25%	-7.69%
2006	256	12.89	3,299	1.75%	0.98%	16.44%
2005	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	18,692	$13.15	$245,870	1.75%	3.57%	-16.96%
2006	13,090	15.84	207,350	1.75%	3.60%	32.03%
2005	8,331	12.00	99,947	1.75%	4.43%	19.98%
Davis Value Portfolio(7)
2007	294,415	$12.54	$3,692,741	1.75%	1.39%	2.81%
2006	226,126	12.20	2,758,659	1.75%	1.20%	12.99%
2005	64,036	10.80	691,378	1.75%	2.89%	7.97%
Fidelity VIP Balanced Portfolio Service Class 2
2007	11,466	$12.40	$142,216	1.75%	3.03%	6.82%
2006	6,681	11.61	77,571	1.75%	1.63%	9.55%
2005	715	10.60	7,572	1.75%	1.64%	5.98%

B-88

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(6)
Fidelity VIP Contrafund Portfolio Service Class 2
2007	540,570	$14.48	$7,829,628	1.75%	0.89%	15.26%
2006	318,391	12.57	4,001,171	1.75%	1.15%	9.49%
2005	87,060	11.48	999,274	1.75%	0.08%	14.78%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	83,322	$12.45	$1,037,572	1.75%	1.74%	-0.50%
2006	62,073	12.51	776,811	1.75%	2.95%	17.84%
2005	30,740	10.62	326,465	1.75%	0.90%	6.20%
Fidelity VIP Growth Portfolio Service Class 2
2007	7,270	$14.20	$103,211	1.75%	0.35%	24.45%
2006	1,974	11.41	22,518	1.75%	0.15%	4.71%
2005	1,923	10.89	20,948	1.75%	0.20%	8.95%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	246,972	$10.58	$2,613,962	1.75%	2.94%	2.27%
2006	140,539	10.35	1,454,497	1.75%	1.79%	2.32%
2005	4,492	10.11	45,435	1.75%	1.81%	1.15%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	257,130	$14.47	$3,721,733	1.75%	0.49%	13.33%
2006	133,951	12.77	1,710,845	1.75%	0.15%	10.44%
2005	68,341	11.56	790,339	1.75%	0.00%	15.65%
Templeton Growth Securities Fund Class 2
2007	31,519	$12.76	$402,101	1.75%	1.34%	0.53%
2006	19,388	12.69	245,962	1.75%	1.31%	19.72%
2005	11,927	10.60	126,422	1.75%	1.06%	6.00%
Franklin Rising Dividends Securities Fund Class 2
2007	108,514	$11.58	$1,256,590	1.75%	2.37%	-4.39%
2006	35,667	12.11	431,967	1.75%	0.98%	15.08%
2005	9,180	10.52	96,614	1.75%	0.88%	5.24%
Franklin Small Cap Value Securities Fund Class 2
2007	55,031	$11.98	$659,110	1.75%	0.61%	-4.08%
2006	17,376	12.49	216,969	1.75%	0.59%	14.94%
2005	4,048	10.86	43,976	1.75%	0.76%	8.64%
MFS Research Bond Series Service Class
2007	12,794	$10.50	$134,371	1.75%	3.14%	2.11%
2006	9,945	10.29	102,287	1.75%	3.89%	1.98%
2005	139	10.09	1,398	1.75%	4.33%	0.86%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
MFS Emerging Growth Series Service Class
2007	1,119	$14.30	$16,010	1.75%	0.00%	18.77%
2006	179	12.04	2,156	1.75%	0.00%	5.73%
2005	84	11.39	954	1.75%	0.00%	13.91%
MFS Investors Trust Series Service Class
2007	323	$12.82	$4,140	1.75%	0.56%	8.11%
2006	325	11.86	3,850	1.75%	0.23%	10.73%
2005	239	10.71	2,565	1.75%	0.23%	7.10%

B-89

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(6)
MFS New Discovery Series Service Class
2007	23,224	$12.72	$295,381	1.75%	0.00%	0.47%
2006	7,165	12.66	90,713	1.75%	0.00%	10.96%
2005	11,317	11.41	129,122	1.75%	0.00%	14.10%
MFS Strategic Income Series Service Class
2007	2,517	$10.76	$27,098	1.75%	4.43%	1.62%
2006	3,806	10.59	40,318	1.75%	4.46%	4.53%
2005	2,454	10.13	24,864	1.75%	5.64%	1.34%
MFS Total Return Series Service Class
2007	95,884	$11.42	$1,095,083	1.75%	2.30%	2.12%
2006	83,033	11.18	928,618	1.75%	2.08%	9.68%
2005	46,773	10.20	476,954	1.75%	1.57%	1.97%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	4,529	$10.83	$49,043	1.75%	4.42%	5.15%
2006	4,793	10.30	49,357	1.75%	3.87%	1.31%
2005	1,275	10.16	12,956	1.75%	2.41%	1.65%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	43,304	$12.39	$536,401	1.75%	1.33%	0.73%
2006	30,495	12.30	374,990	1.75%	0.87%	13.95%
2005	16,587	10.79	178,993	1.75%	0.55%	7.91%

B-90

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GMDB AND LBR OR EBR (OFFERED FEBRUARY 7, 2005)(6)
RS Core Equity VIP Series
2007	4,219	$13.77	$58,089	2.00%	1.21%	12.89%
2006	3,106	12.20	37,879	2.00%	2.13%	14.93%
2005	3,402	10.61	36,105	2.00%	1.13%	6.11%
RS S&P 500 Index VIP Series
2007	5,538	$12.29	$68,040	2.00%	1.87%	3.12%
2006	5,222	11.91	62,212	2.00%	1.87%	13.16%
2005	5,635	10.53	59,329	2.00%	2.03%	5.29%
RS Asset Allocation VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS High Yield Bond VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Low Duration Bond VIP Series
2007	5,975	$10.55	$63,064	2.00%	4.43%	3.38%
2006	6,145	10.21	62,733	2.00%	4.12%	2.00%
2005	7,687	10.01	76,944	2.00%	3.40%	0.09%
RS Large Cap Value VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Partners VIP Series
2007	29	$10.98	$318	2.00%	0.00%	-3.98%
2006	31	11.43	349	2.00%	0.26%	7.18%
2005	32	10.67	345	2.00%	0.14%	6.68%
RS Small Cap Core Equity VIP Series
2007	3,580	$12.61	$45,147	2.00%	0.86%	3.04%
2006	3,476	12.24	42,536	2.00%	0.00%	14.83%
2005	3,641	10.66	38,806	2.00%	0.30%	6.58%
RS International Growth VIP Series
2007	5,534	$15.42	$85,313	2.00%	3.87%	12.73%
2006	5,040	13.67	68,915	2.00%	1.06%	20.97%
2005	5,228	11.30	59,102	2.00%	1.45%	13.04%
RS Emerging Markets VIP Series
2007	2,736	$25.46	$69,654	2.00%	2.15%	42.50%
2006	2,745	17.86	49,043	2.00%	0.74%	33.48%
2005	2,932	13.38	39,247	2.00%	1.33%	33.84%
RS Investment Quality Bond VIP Series
2007	15,164	$10.74	$162,877	2.00%	5.48%	4.11%
2006	13,215	10.32	136,346	2.00%	5.60%	2.11%
2005	12,312	10.10	124,398	2.00%	5.96%	1.04%
RS MidCap Opportunities VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—

B-91

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GMDB AND LBR OR EBR (OFFERED FEBRUARY 7, 2005)(6)
RS Value VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Gabelli Capital Asset Fund
2007	447	$13.20	$5,902	2.00%	0.49%	6.96%
2006	458	12.34	5,658	2.00%	0.34%	19.51%
2005	504	10.33	5,201	2.00%	0.35%	3.27%
Value Line Centurion Fund(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
2007	2,014	$12.81	$25,796	2.00%	0.95%	12.99%
2006	2,269	11.34	25,718	2.00%	0.95%	4.72%
2005	2,527	10.82	27,350	2.00%	0.51%	8.25%
AIM V.I. Capital Appreciation Fund Series II(5)(8)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AIM V.I. Growth Fund Series II(9)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AIM V.I. Basic Value Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AIM V.I. Government Securities Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AIM V.I. Mid Cap Core Equity Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—

B-92

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GMDB AND LBR OR EBR (OFFERED FEBRUARY 7, 2005)(6)
AIM V.I. Core Equity Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Alger American Leveraged Allcap Portfolio Class S(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	5,636	$12.22	$68,866	2.00%	1.19%	2.77%
2006	2,382	11.89	28,317	2.00%	1.16%	14.65%
2005	2,651	10.37	27,490	2.00%	1.25%	3.69%
AllianceBernstein Large Cap Growth Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AllianceBernstein Global Technology Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B
2007	1,576	$13.19	$20,795	2.00%	1.29%	-16.46%
2006	1,587	15.79	25,052	2.00%	1.68%	32.20%
2005	1,627	11.94	19,433	2.00%	2.60%	19.44%
AllianceBernstein Value Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Davis Financial Portfolio(7)
2007	417	$11.82	$4,924	2.00%	1.25%	-7.92%
2006	428	12.84	5,493	2.00%	0.98%	16.15%
2005	477	11.05	5,267	2.00%	1.26%	10.52%
Davis Real Estate Portfolio(7)
2007	7,391	$13.06	$96,558	2.00%	3.57%	-17.17%
2006	5,651	15.77	89,127	2.00%	3.60%	31.70%
2005	6,190	11.98	74,134	2.00%	4.43%	19.76%
Davis Value Portfolio(7)
2007	432	$12.46	$5,383	2.00%	1.39%	2.55%
2006	456	12.15	5,534	2.00%	1.20%	12.71%
2005	471	10.78	5,077	2.00%	2.89%	7.77%
Fidelity VIP Balanced Portfolio Service Class 2
2007	434	$12.32	$5,349	2.00%	3.03%	6.56%
2006	458	11.56	5,293	2.00%	1.63%	9.28%
2005	473	10.58	5,008	2.00%	1.64%	5.79%

B-93

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GMDB AND LBR OR EBR (OFFERED FEBRUARY 7, 2005)(6)
Fidelity VIP Contrafund Portfolio Service Class 2
2007	13,813	$14.39	$198,706	2.00%	0.89%	14.97%
2006	7,789	12.51	97,460	2.00%	1.15%	9.21%
2005	8,091	11.46	92,699	2.00%	0.08%	14.57%
Fidelity VIP Equity-Income Portfolio Service Class 2(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Fidelity VIP Growth Portfolio Service Class 2(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	12,840	$10.51	$134,975	2.00%	2.94%	2.01%
2006	8,383	10.30	86,391	2.00%	1.79%	2.06%
2005	7,591	10.10	76,647	2.00%	1.81%	0.97%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	5,591	$14.38	$80,380	2.00%	0.49%	13.04%
2006	5,996	12.72	76,249	2.00%	0.15%	10.17%
2005	6,224	11.54	71,853	2.00%	0.00%	15.44%
Templeton Growth Securities Fund Class 2(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Franklin Rising Dividends Securities Fund Class 2
2007	187	$11.50	$2,152	2.00%	2.37%	-4.63%
2006	221	12.06	2,666	2.00%	0.98%	14.79%
2005	257	10.51	2,696	2.00%	0.88%	5.05%
Franklin Small Cap Value Securities Fund Class 2
2007	3,678	$11.90	$43,758	2.00%	0.61%	-4.32%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
MFS Research Bond Series Service Class
2007	4,557	$10.43	$47,533	2.00%	3.14%	1.85%
2006	4,293	10.24	43,962	2.00%	3.89%	1.73%
2005	3,499	10.07	35,225	2.00%	4.33%	0.67%
MFS Capital Opportunities Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
MFS Core Equity Series Service Class (formerly MFS Emerging Growth Series Service Class)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—

B-94

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GMDB AND LBR OR EBR (OFFERED FEBRUARY 7, 2005)(6)
MFS Investors Trust Series Service Class
2007	432	$12.73	$5,497	2.00%	0.56%	7.84%
2006	455	11.81	5,374	2.00%	0.23%	10.45%
2005	471	10.69	5,031	2.00%	0.23%	6.90%
MFS New Discovery Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
MFS Strategic Income Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
MFS Total Return Series Service Class
2007	3,791	$11.34	$43,003	2.00%	2.30%	1.87%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Van Kampen Life Investment Trust Government Portolio Class II
2007	10,216	$10.75	$109,862	2.00%	4.42%	4.89%
2006	5,069	10.25	51,979	2.00%	3.87%	1.05%
2005	4,574	10.15	46,410	2.00%	2.41%	1.46%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	420	$12.30	$5,167	2.00%	1.33%	0.48%
2006	443	12.24	5,422	2.00%	0.87%	13.67%
2005	458	10.77	4,933	2.00%	0.55%	7.72%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2007, 2006, 2005 and 2004, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year. For 2003 the average net assets are calculated based on mortality and expense charges divided by annual rate of mortality and expense risk.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations March 8, 2004.
(5)	No contracts with this rider investing in this investment division.
(6)	Portfolio commenced operations February 7, 2005.
(7)	Portfolio commenced operations April 11, 2005.
(8)	Portfolio commenced operations May 1, 2006.
(9)	Investment division assets transferred into AIM V.I. Capital Appreciation Fund Series II effective May 1, 2006.
(10)	Portfolio commenced operations July 31, 2007.

B-95

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account R:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the investment options listed in Note 1 of The Guardian Separate Account R at December 31, 2007, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2007 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 24, 2008

New York, New York

B-96

[THIS PAGE INTENTIONALLY LEFT BLANK]

B-97

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2007	2006
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,719 million; $1,925 million, respectively)	$1,715	$1,912
Affiliated mutual funds, available for sale, at fair value (cost $15 million; $19 million, respectively)	12	23
Trading securities, at fair value (cost $17 million; and $1 million respectively)	17	1
Preferred stock, available for sale, at fair value (amortized cost $7 million; $8 million, respectively)	7	8
Policy loans	96	91
Cash and cash equivalents	219	380
Other invested assets	2	1

Total invested assets	2,068	2,416

Deferred policy acquisition costs	359	347
Investment income due and accrued	28	33
Other assets	49	61
Accounts receivable	14	17
Current income tax receivable	8	—
Separate account assets	8,335	7,847

Total assets	$10,861	$10,721

Liabilities:
Future policy benefits and other policyholder liabilities	$1,861	$2,206
Due to Guardian Life Insurance Company of America and its affiliates	19	18
Current income tax liability	—	3
Deferred income tax liability	56	62
Accrued expenses and other liabilities	128	137
Separate account liabilities	8,335	7,847

Total liabilities	10,399	10,273

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	173	173
Retained earnings	289	282
Accumulated other comprehensive loss, net of deferred taxes	(2)	(9)

Total stockholder’s equity	462	448

Total liabilities and stockholder’s equity	$10,861	$10,721

See notes to consolidated financial statements.

B-98

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2007	2006	2005
	(In millions)
Revenues:
Net investment income	$110	$114	$104
Net realized gains on investments	6	—	5
Administrative service fees	263	253	253
Other (expense) income	(11)	(18)	(21)

Total revenues	368	349	341

Benefits and expenses:
Policyholder benefits	90	87	83
Amortization of deferred policy acquisition costs	70	96	83
Other operating costs and expenses	196	172	175

Total benefits and expenses	356	355	341

Income (loss) before income taxes	12	(6)	—

Income taxes:
Current expense (benefit)	3	4	(10)
Deferred (benefit) expense	(5)	(9)	4

Total income (benefit) expense tax	(2)	(5)	(6)

Net income (loss)	14	(1)	6
Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of tax	1	1	(24)

Comprehensive income (loss)	$15	$—	$(18)

See notes to consolidated financial statements.

B-99

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Acumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance, December 31, 2004	$2	$182	$14	$290	$488
Comprehensive income:
Net income	—	—	—	6	6
Change in unrealized investment gains (losses), net of deferred taxes	—	—	(24)	—	(24)

Balance, December 31, 2005	$2	$182	$(10)	$296	$470
Comprehensive income:
Net income	—	—	—	(1)	(1)
Return of capital—transfer of GIS to The Guardian	—	(9)	—	—	(9)
Dividends to parent—transfer of GIS to The Guardian	—	—	—	(13)	(13)
Change in unrealized investment gains (losses), net of deferred taxes	—	—	1	—	1

Balance, December 31, 2006	$2	$173	$(9)	$282	$448
Comprehensive income:
Net income	—	—	—	14	14
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	—	—
Prior period unrealized losses on available-for-sale securities (See Note 2)	—	—	7	(7)	—

Balance, December 31, 2007	$2	$173	$(2)	$289	$462

See notes to consolidated financial statements.

B-100

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2007	2006	2005
	(In millions)
Operating activities:
Net income (loss)	$14	$(1)	$6
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	9	16	21
Net realized gains on investments	(5)	—	(5)
Deferred federal income taxes, net	(6)	(8)	(7)
Changes in
Trading securities	(16)	(1)	56
Deferred policy acquisition costs	(15)	12	(31)
Investment income due and accrued	5	—	(2)
Other assets	23	(10)	4
Current income taxes (receivable) liability, net	(11)	(2)	20
Accounts receivable	3	7	14
Separate accounts, net	—	—	57
Future policy benefits and other policyholder liabilities	(161)	34	49
Due to Guardian Life Insurance Company of America and its affiliates	1	(2)	(15)
Accrued expenses and other liabilities	(9)	13	4

Net cash (used in) provided by operating activities	(168)	58	171

Investment activities:
Proceeds from investments sold or matured
Bonds	753	493	447
Affiliated mutual funds	14	—	—
Preferred stocks	1	—	—
Investments purchased
Bonds	(556)	(385)	(490)
Affiliated mutual funds	(4)	(2)	—
Transfer of GIS to The Guardian	—	(6)	—
Changes in policy loans	(5)	(7)	2
Other items, net	—	1	(2)

Net cash provided by (used in) investing activities	203	94	(43)

Financing activities:
Additions to policyholder contract deposits	133	228	229
Withdrawals from policyholder contract deposits	(329)	(303)	(191)

Net cash (used in) provided by financing activities	(196)	(75)	38

Net (decrease) increase in cash and cash equivalents	(161)	77	166
Cash and cash equivalents, at beginning of year	380	303	137

Cash and cash equivalents, at end of year	$219	$380	$303

Supplemental disclosure:
Federal income taxes paid (recovered)	$1	$(5)	$(23)

See notes to consolidated financial statements.

B-101

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”).

On August 31, 2006, the Company, under a corporate restructuring, transferred 100% of GIS’ shares to The Guardian. As a result of the transfer, the Company’s stockholder’s equity decreased by $22 million.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority (“FINRA”) (formerly known as the National Association of Securities Dealers, Inc. or “NASD”), and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products and, until October 9, 2006, served as investment adviser to certain affiliated mutual funds sponsored by The Guardian which are investment options for the variable products. Effective October 9, 2006, all Guardian sponsored mutual funds were transferred into the RS Mutual Fund Family (see Note 10) and as a result, RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, replaced GIS as the investment adviser on these mutual funds. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). Effective October 9, 2006, GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company has established eighteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts, the Company maintains one separate account whose sole purpose is to fund certain employee benefit plans of The Guardian (see Note 10).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries and those mutual funds in which the Company holds a controlling financial interest. As described in Note 1, GIS was a consolidated subsidiary of the Company until August 31, 2006. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

B-102

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive (loss) income.” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures and swaps. Swaps are reported at fair market value in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets. Changes in fair value are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist primarily of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized gains on investments

Gains and losses on investments are computed using the specific identification method. “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows the guidance in Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (“SFAS”) No.97.

B-103

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Costs associated primarily with and vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive (loss) income”.

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts (estimated to be no greater then twenty-five years). Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit were between 7.85% to 8.7% at December 31, 2007. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. During 2006, the Company changed the lapse assumptions used in the DAC calculation related to individual annuity products from an aggregate level lapse rate to one that varied based on the contract duration and product (see Note 5). There were no changes in 2007.

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Other assets

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables for service fees and concession income.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. Assets held in the separate accounts are carried at quoted market value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of payables to custodians, unearned revenue reserve, outstanding checks, minority interest, accrued operating expenses and commissions payable. Minority interest represents interest of minority owners in the consolidated mutual funds in the amount of $3 million at December 31, 2007. There were no such mutual funds consolidated in the Company’s financial statements at December 31, 2006.

B-104

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. In 2005, the Company introduced additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred federal income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using income tax rates and laws.

In 2007, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in tax positions and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected-to-be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The adoption of FIN 48 did not have a material impact on the Company’s consolidated financial statements.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated it share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

B-105

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) gross deferred tax assets (“DTAs”) are not reduced by a valuation allowance; instead, that portion of the DTA not meeting certain criteria is non-admitted and changes in DTAs and deferred tax liabilities are not included in income tax expense or benefit, but are recognized as a separate component of gains and losses in surplus, except to the extent allocated to changes in unrealized gains and losses and 11) investments in affiliated mutual funds where the Company has a controlling interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.” This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain circumstances. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company plans to adopt this guidance effective January 1, 2008. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In June 2007, the Accounting Standards Executive Committee (“AcSEC”) issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.” This SOP provides guidance for determining whether an entity should apply the specialized industry accounting for investment companies (referred to as investment company accounting) in the preparation of its stand-alone financial reporting. SOP 07-1 also provides guidance for determining whether investment company accounting should be retained in the consolidated financial statements of the investment

B-106

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

company’s parent, or in the application of the equity method to an equity interest in the investment company. The SOP is effective for fiscal years beginning after December 15, 2007, with early adoption permitted. The FASB is currently deliberating a proposed FASB Staff Position (FSP SOP 07-1-a), which would delay the effective date of the SOP indefinitely. The Company will continue to monitor the status of the proposed FSP and if necessary adopt the guidance contained in the SOP effective January 1, 2008. The Company is currently assessing the impact of this SOP on its consolidated financial position and results of operations.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, a revision of SFAS No. 141, “Business Combinations”. The revised SFAS retains the fundamental requirements in SFAS No. 141, which requires the acquisition method of accounting for business combinations. SFAS 141(R) broadens the scope of SFAS 141 and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and the definition of a business. The guidance in this Statement is to be applied on a prospective basis to transactions consummated after the effective date of this Statement. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009.

In conjunction with the issuance of SFAS 141(R), the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”, in December 2007. The SFAS changes the name of “minority interests” to “noncontrolling interests” and requires it to be recorded as a component of equity thereby removing diversity in practice of recording minority interest as either a liability or mezzanine equity. Under SFAS No. 160, changes in ownership interest are recorded as equity transactions unless a subsidiary is deconsolidated. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009. The Company is currently assessing the impact of this Statement on its consolidated financial position and results of operations.

In March 2008, the FASB issued SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”. This Statement requires enhanced disclosures about an entity’s derivative and hedging activities in order to improve the transparency of the Company’s financial reporting of these financial instruments. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2008, and will be adopted by the Company in 2009. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

Revisions:

The Company identified the following revisions that warrant disclosure.

In 2007, the Company correctly reflected certain fee income and related deferrals, that had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2006 and 2005 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2006 and 2005 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses are each increased by a net amount of $5 million and $12 million in 2006 and 2005, respectively, and there is no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income do not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision has no effect on the Company’s total Stockholder’s Equity at December 31, 2007.

B-107

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock, affiliated mutual funds and trading securities as of December 31:

December 31, 2007	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	13	—	—	13
Political Subdivisions	—	—	—	—
Special Revenue	14	—	—	14
Public Utilities	230	3	(1)	232
Industrial and Miscellaneous	1,458	12	(18)	1,452

Total Bonds	$1,719	$15	$(19)	$1,715

Preferred Stocks	$7	$—	$—	$7

Affiliated Mutual Funds	$15	$—	$(3)	$12

December 31, 2006	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	33	—	—	33
Political Subdivisions	1	—	—	1
Special Revenue	32	—	—	32
Public Utilities	290	3	(5)	288
Industrial and Miscellaneous	1,565	10	(21)	1,554

Total Bonds	$1,925	$13	$(26)	$1,912

Preferred Stocks	$8	$—	$—	$8

Affiliated Mutual Funds	$19	$4	$—	$23

The amortized cost and estimated fair value of bonds at December 31, 2007 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$311	$312
Due after one year through five years	1,001	1,001
Due after five years through ten years	223	219
Due after ten years	81	80
Sinking fund bonds, mortgage backed securities and asset backed securities	103	103

Total	$1,719	$1,715

Proceeds from the sales and maturities of bonds amounted to $753 million, $493 million and $447 million in 2007, 2006 and 2005, respectively. Gross gains of $3 million, $3 million and $6 million and gross losses of $2 million, $2 million and $3 million were realized on sales and prepayments of bonds in 2007, 2006 and 2005, respectively.

B-108

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2007, proceeds from sales of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10). In 2006 and 2005, there were no sales of affiliated mutual funds.

In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively. In 2006 and 2005, there were no sales of preferred stocks.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2007 and 2006, are as follows:

December 31, 2007	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$—	$—	$—	$—
All Other Government	3	—	6	—	9	—
Political Subdivisions	—	—	—	—	—	—
Special Revenue	—	—	9	—	9	—
Public Utilities	38	—	75	(1)	113	(1)
Industrial and Miscellaneous	326	(6)	355	(12)	681	(18)

Total Bonds	367	(6)	445	(13)	812	(19)

Preferred Stocks	—	—	—	—	—	—
Affilitated Mutual Funds	11	(2)	—	—	11	(2)

Total temporarily impaired securities	$378	$(8)	$445	$(13)	$823	$(21)

December 31, 2006	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$3	$—	$3	$—
All Other Government	16	—	12	—	28	—
Political Subdivisions	—	—	1	—	1	—
Special Revenue	1	—	29	—	30	—
Public Utilities	50	(1)	160	(4)	210	(5)
Industrial and Miscellaneous	434	(3)	751	(18)	1,185	(21)

Total Bonds	501	(4)	956	(22)	1,457	(26)

Preferred Stocks	—	—	5	—	5	—

Total temporarily impaired securities	$501	$(4)	$961	$(22)	$1,462	$(26)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were one hundred and seventy five securities in an unrealized loss position for greater than 12 months with a book value of $458 million and a fair value of $445 million as of December 31, 2007.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value.

The Company continually monitors its investment portfolios for performance, credit issues and risk exposures. By using a variety of measurements and credit analysis derived from both internal and external sources, the Company tracks the risk exposure the portfolios have to market events such as the credit deterioration in the non-prime and sub-prime

B-109

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

mortgage market. The Company has determined that it has minimal exposure and has not taken any impairment on assets contained in its portfolios due to credit deterioration in the non-prime and sub-prime mortgage market. The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does hold a small amount of asset-backed securities (ABS) with sub-prime mortgage exposure. The carrying amounts of these investments were $2 million, less than 0.1% of the Company’s investment portfolio, as of December 31, 2007.

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. In 2005, the Company began hedging its GMWB exposures using Standard and Poors (“S&P”) 500 and US Treasury futures contracts. The Company held contracts purchased to hedge the GMWB exposures of $23 million and $95 million as of December 31, 2007 and 2006, respectively. For the years ended December 31, 2007 and 2006, net realized capital gains (losses) included the change in the market value of both the value of the embedded derivative related to the GMWB liability and the related derivative contracts purchased as economic hedges. There was no net gain or loss in 2007 and a loss of $1 million in 2006. During 2007, GIAC entered into a derivative transaction with a reinsurance company that obligates the reinsurance company to reimburse GIAC for 90% of its claims resulting from the GMWB business to Swiss Re Life & Health America Inc., eliminating the hedge investments for that portion of the business. The derivative transaction is considered reinsurance under US Statutory accounting.

Special Deposits

Assets of $4 million and $4 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company has entered into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $11 million and $44 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2007 and 2006, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2007	2006	2005
	(In millions)
Bonds	$91	$95	$94
Affiliated mutual funds and trading securities	1	4	4
Policy loans	5	5	4
Cash equivalents and cash equivalents	16	13	4

Gross investment income	113	117	106
Less: Investment expenses	(3)	(3)	(2)

Net investment income	$110	$114	$104

B-110

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2007	2006	2005
	(In millions)
Bonds	$1	$—	$1
Affiliated mutual funds and trading securities	8	1	4
Other	(3)	(1)	—

Net realized gains on investments	$6	$—	$5

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $1 million for each of the years ended December 31, 2007, 2006 and 2005.

Unrealized investment gains (losses)

Net unrealized investment gains (losses) on securities available for sales are included as part of Accumulated Other Comprehensive Income. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive income” in earlier periods.

The amounts for the years ended December 31, 2007, 2006 and 2005 are as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2004	$43	$(22)	$(7)	$14
Net unrealized investments gains (losses) on investments arising during period	(76)	—	26	(50)
Reclassification adjustments for (gains) losses included in net income	15	—	(5)	10
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	25	(9)	16

Balance, December 31, 2005	(18)	3	5	(10)
Net unrealized investments gains (losses) on investments arising during period	(16)	—	5	(11)
Reclassification adjustments for (gains) losses included in net income	18	—	(6)	12
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	—	—	—

Balance, December 31, 2006	(16)	3	4	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available-for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	$(5)	$(1)	$4	$(2)

B-111

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table below, the carrying value approximates estimated fair value).

Bonds, preferred stocks and affiliated mutual funds

The estimated fair values for bonds, preferred stocks and affiliated mutual funds other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life.

Trading securities

The estimated fair values for trading securities are based on quoted market prices.

Policy loans

The estimated fair value of policy loans approximate the carrying amount since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Separate Account Assets and Liabilities

The fair value of the Separate Account assets and liabilities are reported at quoted market value.

Investment contracts and other contract liabilities

The fair value for investment-type contracts, included in “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets, represents an accumulation of gross premium payments plus credited interest less withdrawals and expenses. Estimated fair values of other contract liabilities are derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued and expected survivorship. Carrying values approximate fair value.

The following table discloses the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2007		2006
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In millions)
Financial Assets:
Bonds, available for sale	$1,715	$1,715	$1,912	$1,912
Affiliated mutual funds	12	12	23	23
Trading securities	17	17	1	1
Preferred stocks	7	7	8	8
Policy loans	96	96	91	91
Cash and cash equivalents	219	219	380	380
Separate account assets	8,335	8,335	7,847	7,847

Financial Liabilities:
Investment contracts and other contract liabilities	$1,861	$1,861	$2,206	$2,206
Separate account liabilities	8,335	8,335	7,847	7,847

B-112

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31 are as follows:

	2007	2006	2005
	(In millions)
Balance, beginning of year	$347	$360	$329
Capitalization of deferrable expenses	59	59	60
Amortization	(70)	(96)	(83)
Change in unrealized investment (losses) gains, net	(4)	(1)	25
Interest on DAC	27	25	29

Balance, end of year	$359	$347	$360

During 2006, the Company recorded a $24 million decrease in DAC as a result of changes to product allocations and lapse rate assumptions. There were no such changes recorded in 2007 and 2005.

In September 2005, AcSEC issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No.97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007 and there was no impact to retained earnings as of January 1, 2007.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 are follows:

	2007	2006
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$490	$464

Future policy benefits	490	464

Policyholders’ account balances
Individual annuities	1,178	1,378
Group annuities	78	257
Variable life	115	107

Policyholders’ account balances	1,371	1,742

Total future policy benefits and policyholders’ account balances	$1,861	$2,206

Separate account liabilities
Individual annuities	5,212	4,763
Group annuities	2,485	2,485
Variable life	638	599

Total separate account liabilities	$8,335	$7,847

B-113

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed and variable	SA, 1971, 1983a, A2000 mortality tables with certain modifications	4.00% to 5.50%	Present value of expected future payments based on historical experience
Immediate annuities without life contingency fixed and variable	None	0.00% to 5.50%	Present value of expected future payments based on historical experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2007 and 2006.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances are as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.10% to 5.50%	Declining to zero over 4 to 7 years.
Group annuities	2.45% to 5.15%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	4.00%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2007 and 2006 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2007			2006

	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$5,867	$100	61	$5,628	$159	61
GMIB	151	—	56	137	—	56
GMAB	102	—	61	109	—	60
GMWB	790	3	60	388	—	60

B-114

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $2 million and $3 million as of December 31, 2007 and 2006, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $1 million and $2 million in 2007, $1 million and $2 million in 2006 and $3 million and $3 million in 2005, respectively, and is recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMIB and GMAB

The GMIB and GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce as of the Consolidated Balance Sheet date, were $2 million and $1 million as of December 31, 2007, respectively, compared to $1 million and $1 million in 2006, respectively, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account values for the GMIB and GMAB equal $151 million and $106 million as of December 31, 2007, respectively, compared to $137 million and $109 million in 2006, respectively. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB and GMAB at December 31, 2007 and 2006.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,” which is reported separately from the host variable annuity contract. It

B-115

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2007:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 1,000 stochastic scenarios using MG-Hedge software.

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The swap curve as of the last day of the quarter is used.

•	85% of annuity 2000 mortality table with .08% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2007 and 2006, the SFAS 133 liability is $13 million and $1 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The SFAS 133 liability relates to annuities with an account value of $790 million and $388 million and a GWB of $772 million and $370 million at December 31, 2007 and 2006, respectively.

Changes in the fair value of the SFAS 133 liability resulted in losses amounting to $12 million and $1 million at December 31, 2007 and 2006, respectively and is recorded in “Net realized gains on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income. There was no gain or loss at December 31, 2005.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for approximately 99% and 98% of the reinsurance recoverable at December 31, 2007 and 2006. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2007	2006	2005
	(In millions)
Short duration contracts
Direct premiums	$—	$1	$1
Reinsurance ceded	—	(1)	(1)

Premiums	$—	$—	$—

B-116

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

	2007	2006	2005
	(In millions)
Long duration contracts
Direct premiums	$67	$71	$73
Reinsurance assumed	2	1	2
Reinsurance ceded	(65)	(65)	(65)

Premiums	$4	$7	$10

Reinsurance recoverables of $36 million and $22 million are recorded in “Other assets” in the Company’s Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. The reinsurance recoverable related to the GMWB, in the amount of $12 million at December 31, 2007, represents an embedded derivative under SFAS 133 which is carried at fair value and reported in “Other assets” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $12 million for the year ended December 31, 2007 is recorded in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

The Company recognizes deferred tax assets and liabilities for the future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of the net deferred tax asset/ (liability) as of December 31, 2007 and 2006 are as follows:

	2007	2006
	(In millions)
Deferred tax assets:
Separate account allowances	$36	$31
DAC Proxy	18	18
Investments	3	3
Other	1	2
Reserves	11	6

Gross deferred tax assets	69	60

Deferred tax liabilities:
DAC	125	122

Gross deferred tax liabilities	125	122

Net deferred tax liability	$56	$62

The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

At December 31, 2007, the Company did not have any unused net operating loss carryforwards available to offset against future taxable income.

B-117

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2007	2006	2005
	(In millions)
Expected taxes on pre-tax (loss) income	$4	$(2)	$—
Permanent adjustments:
Dividends received deduction	(9)	(11)	(8)
Contingent tax reserves	4	8	—
Other	(1)	—	2

Total income tax (benefit)	$(2)	$(5)	$(6)

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

Balance, January 1, 2007	$8
Additions for tax positions of the current year	2
Additions for tax positions of prior years	7
Reductions for tax positions of prior years for:
Changes in judgement	—
Settlements during the period	(8)
Lapses of applicable statute of limitations	—

Balance, December 31, 2007	$9

As of December 31, 2007, the Company had $13 million of unrecognized tax benefits and related interest expense. Included in this balance is $4 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of a current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

At December 31, 2007 and 2006, the Company recorded a current tax receivable of $8 million and a liability of $3 million, respectively, which is included in “Current income tax receivable” and “Current income tax liability” in the Consolidated Balance Sheets, respectively.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the years ended December 31, 2007, 2006 and 2005, the Company recognized approximately $1 million, $1 million, and $1 million in interest and penalties, respectively. The Company has approximately $4 million accrued for payment of interest and penalties at December 31, 2007 with none accrued at December 31, 2006. The Guardian files U.S. federal income tax returns along with various state and local income tax returns. The IRS has completed its examinations and closed its review of the Company’s filings for 2002 and prior years. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of

B-118

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

(i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2007, the maximum amount of dividends the Company could pay The Guardian in 2008 without prior approval from the state insurance regulatory authorities was $25 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net income, as filed with the Delaware Department of Insurance, was $20 million, $20 million and $21 million for the years ended 2007, 2006 and 2005, respectively. Statutory surplus, as filed, at December 31, 2007 and 2006 was $245 million and $229 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $129 million in 2007, $141 million in 2006 and $145 million in 2005, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $19 million and $18 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $3,297 million and $3,073 million as of December 31, 2007 and 2006, respectively.

The Company also maintains investments in RS mutual funds in the amount of $13 million and $24 million at December 31, 2007 and 2006, respectively, of which, $12 million and $23 million are recorded in “Affiliated mutual funds” and $1 million and $1 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds.

Certain employee benefits plans of The Guardian have assets invested in GIAC separate accounts under group annuity contracts. The fair market value of the assets held under these contracts was $102 million and $287 million as of December 31, 2007 and 2006, respectively. On August 1, 2007, one contract with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. During 2007 and for the four months ended December 31, 2006, such fee income amounted to $3 million and $1 million, which is reflected in “Other (expense) income” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million is receivable and included in “Other assets” in the Consolidated Balance Sheets at December 31, 2007. There were no such receivable at December 31, 2006.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million for December 31, 2007 and $0.7 million for four months ended December 31, 2006, which is recorded in “Other income” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.4 million and $0.3 million are included in “Other assets” in the Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

B-119

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the consolidated balances sheet of the Company.

B-120

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 7, 2008

B-121

Asset Builder

The Guardian Separate Account R

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Separate Account R:

Statement of Assets and Liabilities as of December 31, 2007

Statement of Operations for the Year Ended December 31, 2007

Statements of Changes in Net Assets for the Years Ended December 31, 2007 and 2006

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Consolidated Balance Sheets as of December 31, 2007 and 2006

Consolidated Statements of Income and Comprehensive Income for the Three Years Ended December 31, 2007, 2006 and 2005

Consolidated Statements of Changes in Stockholders’ Equity for the Three Years Ended December 31, 2007, 2006 and 2005

Consolidated Statements of Cash Flow for the Three Years Ended December 31, 2007, 2006 and 2005

Notes to Consolidated Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account R(1)

2	Not Applicable

3	Underwriting and Distribution Contracts:

(a) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended(1)

(b) Form of Broker-Dealer Supervisory and Service Agreement(1)

4	Specimen of Variable Annuity Contract(1)

5	Form of Application for Variable Annuity Contract(2)

6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc. dated March 2, 1970, as amended August 29, 1986 and December 21, 1999(1)

(b) By-laws of The Guardian Insurance & Annuity Company, Inc(1)

7	Not Applicable

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

9	Opinion of Counsel(2)

10	Consent of PricewaterhouseCoopers LLP(5)

11	Not Applicable

12	Not Applicable

13	Schedule for Computation of Performance Quotations(1)

14	Powers of Attorney executed by Joseph A. Caruso, Gary B. Lenderink, Dennis J. Manning, Armand M. DePalo(3); Power of Attorney executed by Bruce C. Long(4).

(1)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-109483) as initially filed on October 3, 2003.
(2)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-109483) as filed on December 22, 2003.
(3)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-109483) as filed on December 21, 2006.
(4)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-119629) as previously filed on October 26, 2007.
(5)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	President & Director
Armand M. de Palo	Director
Gary B. Lenderink	Director
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Director
Michael Sakoulas	Senior Vice President & Chief Actuary
John H. Walter	Vice President & Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Dennis P. Mosticchio	Vice President, Group Pensions
Donald P. Sullivan, Jr.	Senior Vice President, Administration
Peggy L. Coppola	Senior Vice President, Equity Business Development
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President and Chief Investment Officer
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
James Consolati	Vice President, Retirement Services
Hugh J. McAleer	Vice President, Selection, Claims & Individual Markets Operations
Margaret W. Skinner	Executive Vice President, Individual Products Distribution & Director
Bruce P. Chapin	Vice President, Corporate Tax

Item 26.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of March 31, 2008. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	69.62%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Hanover Acquisition LLC	Delaware	100%
RS Tax-Exempt Fund	Massachusetts	82.70%
RS International Growth Fund	Massachusetts	31.67%
RS Investment Quality Bond Fund	Massachusetts	35.86%
RS Asset Allocation Fund	Massachusetts	19.45%
RS Small Cap Core Equity Fund	Massachusetts	34.11%
RS Emerging Markets Fund	Massachusetts	27.22%
RS High Yield Bond Fund	Massachusetts	87.25%
RS Small Cap Core Equity VIP Series	Massachusetts	41.47%
RS Low Duration Bond Fund	Massachusetts	88.99%
RS Low Duration Bond VIP Series	Massachusetts	30.83%
RS Asset Allocation VIP Series	Massachusetts	46.73%
RS S&P 500 Index VIP Series	Massachusetts	41.27%
RS High Yield Bond VIP Series	Massachusetts	47.46%
RS S&P 500 Index Fund	Massachusetts	15.46%
RS Core Equity Fund	Massachusetts	17.80%
RS Large Cap Value Fund	Massachusetts	85.46%
RS Large Cap Value VIP Series	Massachusetts	66.12%
RS Partners VIP Series	Massachusetts	22.66%
RS Equity Dividend VIP Series	MA	81.01%
RS Value VIP Series	MA	76.88%
RS Technology VIP Series	MA	55.55%
RS Global Natural Resources VIP Series	MA	21.43%
RS Mid Cap Opportunities VIP Series	MA	86.00%
RS Equity Dividend Fund	MA	72.93%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of March 31, 2008:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of March 31, 2008
Non-Qualified	2,717
Qualified	8,399

Total	11,116

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of each director and officer of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Gary B. Lenderink	Manager
Armand M. de Palo	Manager
John H. Walter	Senior Vice President, Equity Financial Management & Control
Richard T. Potter, Jr.	Senior Vice President and Counsel
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Manager
Peggy L. Coppola	Senior Vice President, Equity Business Development
William D. Ford	Vice President and National Accounts Manager
Keith E. Roddy	Senior Vice President and National Sales Director
Peter M. Quinn	Vice President, Retirement Sales
Robert E. Broatch	Manager
Thomas G. Sorell	Executive Vice President and Chief Investment Officer
Richard A. Cumiskey	Senior Vice President and Compliance Officer
James Consolati	Vice President, Retirement Services
Peter T. Joyce	Vice President, Internal Sales
Peter M. Quinn	Vice President, Retirement Sales
Greg Rusteberg	Vice President and National Sales Manager of Mutual Funds
Margarate W. Skinner	President and Manager
Bruce P. Chapin	Vice President, Corporate Tax

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

  Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

    None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account R certifies that it meets the requirements for effectiveness of the Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 25th day of April, 2008.

The Guardian Separate Account R
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ D. Scott Dolfi	President and Director
D. Scott Dolfi (Principal Executive Officer)

/s/ John H. Walter	Vice President and Controller
John H. Walter
(Principal Accounting Officer)

/s/ Armand M. De Palo*	Director
Armand M. de Palo

Director
Robert E. Broatch

/s/ Joseph A. Caruso*	Executive Vice President, Corporate Secretary and Director
Joseph A. Caruso

/s/ Gary B. Lenderink*	Director
Gary B. Lenderink

/s/ Margaret W. Skinner	Executive Vice President, Individual Products Distribution & Director
Margaret W. Skinner

By	/s/ Richard T. Potter, Jr.	Date: April 25, 2008
Richard T. Potter, Jr.
Senior Vice President and Counsel

*	Pursuant to a Power of Attorney

Exhibit Index

Number	Description
10	Consent of PricewaterhouseCoopers LLP